UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6569
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Ivy Funds, Inc.
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(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202
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(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202
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(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2007

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
MARCH 31, 2007

Ivy Asset Strategy Fund
Ivy Capital Appreciation Fund
Ivy Core Equity Fund
Ivy Energy Fund
Ivy High Income Fund
Ivy Large Cap Growth Fund
Ivy Limited-Term Bond Fund
Ivy Mid Cap Growth Fund
Ivy Money Market Fund
Ivy Municipal Bond Fund
Ivy Science and Technology Fund
Ivy Small Cap Growth Fund

3	President's Letter
5	Illustration of Fund Expenses
11	Ivy Asset Strategy Fund
40	Ivy Capital Appreciation Fund
57	Ivy Core Equity Fund
72	Ivy Energy Fund
88	Ivy High Income Fund
109	Ivy Large Cap Growth Fund
125	Ivy Limited-Term Bond Fund
140	Ivy Mid Cap Growth Fund
157	Ivy Money Market Fund
173	Ivy Municipal Bond Fund
194	Ivy Science and Technology Fund
210	Ivy Small Cap Growth Fund
227	Notes to Financial Statements
251	Report of Independent Registered Public Accounting Firm
252	Income Tax Information
255	Directors and Officers
261	Annual Privacy
262	Proxy Voting Information
263	Quarterly Portfolio Schedule Information
264	Householding Notice
265	IRA Disclosure

This report is submitted for the general information of the shareholders of Ivy Funds, Inc. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current Ivy Funds, Inc. prospectus and current performance information.

President's Letter
      March 31, 2007

Dear Shareholder:

Stock markets around the globe generally provided attractive returns over the past 12 months, even as week to week it seemed the degree of price fluctuation accelerated. Most bond markets, meanwhile, were relatively flat. Concerns regarding monthly inflation reports, energy prices, Federal Reserve policy and increased defaults on housing debt were among the short-term factors that seemed to worry some investors.

Enclosed is our report on Ivy Funds, Inc.'s operations for the 12 months ended March 31, 2007. This past fiscal year the S&P 500 Index advanced 11.83 percent, led by utility and telecommunications stocks. Energy stocks were volatile as the price of oil gyrated. Health care and information technology were generally the weakest stock sectors during the fiscal year.

Seasons change, growth continues

As we enter spring, gasoline prices have risen again to above $2.50 a gallon in many locations. However, the latest round of volatility at the pump pales in comparison to the situation a year ago, when more than $3 a gallon was briefly the norm, and the U.S. seemed threatened with significantly higher inflation. Overall, the economic news of the past year has been good, including:

  Moderate oil prices
  Corporate profits remained solid, rising around 10 percent
  Relatively stable inflation and
  Improving trade and federal deficits.

Our Economic Snapshot chart highlights five selected indicators. As you can see, there's much to be thankful for, as well as a case for optimism about the future. Compared to a year earlier, a slightly smaller percentage of people in the U.S. are unemployed. Inflation is lower. The cost of financing a home is lower. Overall economic growth is slower, however, while oil prices are down slightly.

Economic Snapshot
	3-31-2007	3-31-2006

U.S. unemployment rate	4.40%	4.70%
Inflation (U.S. Consumer Price Index)	2.80%	3.40%
U.S. GDP	1.30%	3.70%
30-year fixed mortgage rate	6.13%	6.37%
Oil price per barrel	$65.87	$66.63

Source: Bloomberg, U.S. Department of Labor

The U.S. Consumer Price Index is the government's measure of the change in the retail cost of goods and services. Gross domestic product measures year-over-year changes in the output of goods and services. Mortgage rates shown reflect the average rate on a conventional loan with a 60-day lender commitment. Oil prices reflect the market price of West Texas intermediate grade crude.

Stock valuations generally appear reasonable, especially given profit levels and still low U.S. interest rates. We see an attractive path ahead for diversified investors in 2007, although one that might be marked by a few unexpected curves. As always, we believe that maintaining a well-rounded portfolio remains an important component of securing your long-term financial future.

Our expertise

In 2007, an affiliate of the Ivy Funds' distributor marks its 70th anniversary. At the Ivy Funds, we have deep resources focused on helping you achieve your long-term financial goals. We are committed to offering you an investment philosophy that emphasizes participation in positive markets as well as a very strong effort to manage risk. To help accomplish this, we have a research culture focused on fundamental excellence.

Thank you for your continued confidence in us.

Respectfully,

Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of Ivy Funds, Inc., and are current only through the end of the period of the report, as stated on the cover. The President's views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

Illustration of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following tables are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended March 31, 2007.

Actual Expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the tables. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the tables, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense tables. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class of the following tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Ivy Asset Strategy Fund Expenses
For the Six Months Ended March 31, 2007	Beginning Account Value 9-30-06	Ending Account Value 3-31-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,095.20	1.11%	$5.76
Class B	1,000	1,090.40	1.96	10.24
Class C	1,000	1,090.70	1.88	9.83
Class Y	1,000	1,095.10	1.13	5.87
Based on 5% Return (2)
Class A	$1,000	$1,019.39	1.11%	$5.55
Class B	1,000	1,015.18	1.96	9.87
Class C	1,000	1,015.54	1.88	9.47
Class Y	1,000	1,019.31	1.13	5.65

Ivy Capital Appreciation Fund Expenses
For the Six Months Ended March 31, 2007	Beginning Account Value 9-30-06	Ending Account Value 3-31-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,093.20	1.35%	$7.01
Class B	1,000	1,087.70	2.44	12.73
Class C	1,000	1,088.70	2.11	10.97
Class Y	1,000	1,093.00	1.28	6.70
Based on 5% Return (2)
Class A	$1,000	$1,018.20	1.35%	$6.76
Class B	1,000	1,012.78	2.44	12.28
Class C	1,000	1,014.39	2.11	10.58
Class Y	1,000	1,018.53	1.28	6.46

Ivy Core Equity Fund Expenses
For the Six Months Ended March 31, 2007	Beginning Account Value 9-30-06	Ending Account Value 3-31-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,050.60	1.35%	$6.87
Class B	1,000	1,046.40	2.27	11.56
Class C	1,000	1,047.10	2.11	10.75
Class Y	1,000	1,051.30	1.21	6.15
Based on 5% Return (2)
Class A	$1,000	$1,018.21	1.35%	$6.76
Class B	1,000	1,013.62	2.27	11.38
Class C	1,000	1,014.42	2.11	10.58
Class Y	1,000	1,018.90	1.21	6.06

Ivy Energy Fund Expenses
For the Six Months Ended March 31, 2007	Beginning Account Value 9-30-06	Ending Account Value 3-31-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,118.90	2.30%	$12.18
Class B	1,000	1,114.80	2.86	15.02
Class C	1,000	1,117.10	2.78	14.71
Class Y	1,000	1,121.00	2.00	10.61
Based on 5% Return (2)
Class A	$1,000	$1,013.44	2.30%	$11.58
Class B	1,000	1,010.69	2.86	14.28
Class C	1,000	1,011.08	2.78	13.98
Class Y	1,000	1,014.95	2.00	10.07

Ivy High Income Fund Expenses
For the Six Months Ended March 31, 2007	Beginning Account Value 9-30-06	Ending Account Value 3-31-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,080.10	1.33%	$6.86
Class B	1,000	1,074.50	2.38	12.34
Class C	1,000	1,075.70	2.16	11.21
Class Y	1,000	1,080.90	1.18	6.14
Based on 5% Return (2)
Class A	$1,000	$1,018.30	1.33%	$6.66
Class B	1,000	1,013.04	2.38	11.98
Class C	1,000	1,014.17	2.16	10.88
Class Y	1,000	1,019.03	1.18	5.96

Ivy Large Cap Growth Fund Expenses
For the Six Months Ended March 31, 2007	Beginning Account Value 9-30-06	Ending Account Value 3-31-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,065.80	1.15%	$5.89
Class B	1,000	1,059.30	2.39	12.25
Class C	1,000	1,060.70	2.15	11.02
Class Y	1,000	1,066.90	1.05	5.48
Class R	1,000	1,064.10	1.49	7.74
Based on 5% Return (2)
Class A	$1,000	$1,019.19	1.15%	$5.75
Class B	1,000	1,013.01	2.39	11.98
Class C	1,000	1,014.20	2.15	10.78
Class Y	1,000	1,019.68	1.05	5.35
Class R	1,000	1,017.48	1.49	7.59

Ivy Limited-Term Bond Fund Expenses
For the Six Months Ended March 31, 2007	Beginning Account Value 9-30-06	Ending Account Value 3-31-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,023.70	1.34%	$6.78
Class B	1,000	1,019.20	2.22	11.21
Class C	1,000	1,019.30	2.22	11.21
Class Y	1,000	1,024.80	1.12	5.67
Based on 5% Return (2)
Class A	$1,000	$1,018.26	1.34%	$6.76
Class B	1,000	1,013.85	2.22	11.18
Class C	1,000	1,013.87	2.22	11.18
Class Y	1,000	1,019.35	1.12	5.65

Ivy Mid Cap Growth Fund Expenses
For the Six Months Ended March 31, 2007	Beginning Account Value 9-30-06	Ending Account Value 3-31-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,078.30	1.60%	$8.31
Class B	1,000	1,072.20	2.58	13.37
Class C	1,000	1,074.00	2.30	11.93
Class Y	1,000	1,079.10	1.22	6.34
Class R	1,000	1,076.70	1.70	8.83
Based on 5% Return (2)
Class A	$1,000	$1,016.94	1.60%	$8.07
Class B	1,000	1,012.06	2.58	12.98
Class C	1,000	1,013.45	2.30	11.58
Class Y	1,000	1,018.87	1.22	6.16
Class R	1,000	1,016.46	1.70	8.61

Ivy Money Market Fund Expenses
For the Six Months Ended March 31, 2007	Beginning Account Value 9-30-06	Ending Account Value 3-31-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,022.40	0.89%	$4.55
Class B	1,000	1,017.80	1.80	9.08
Class C	1,000	1,017.90	1.78	8.98
Based on 5% Return (2)
Class A	$1,000	$1,020.47	0.89%	$4.55
Class B	1,000	1,015.95	1.80	9.07
Class C	1,000	1,016.07	1.78	8.97

Ivy Municipal Bond Fund Expenses
For the Six Months Ended March 31, 2007	Beginning Account Value 9-30-06	Ending Account Value 3-31-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,014.80	1.29%	$6.45
Class B	1,000	1,010.90	2.06	10.36
Class C	1,000	1,010.90	2.07	10.36
Class Y	1,000	1,014.30	1.39	6.95
Based on 5% Return (2)
Class A	$1,000	$1,018.52	1.29%	$6.46
Class B	1,000	1,014.65	2.06	10.38
Class C	1,000	1,014.59	2.07	10.38
Class Y	1,000	1,018.02	1.39	6.96

Ivy Science and Technology Fund Expenses
For the Six Months Ended March 31, 2007	Beginning Account Value 9-30-06	Ending Account Value 3-31-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,074.80	1.44%	$7.47
Class B	1,000	1,069.40	2.46	12.73
Class C	1,000	1,070.50	2.30	11.91
Class Y	1,000	1,075.50	1.33	6.85
Class R	1,000	1,074.20	1.64	8.50
Based on 5% Return (2)
Class A	$1,000	$1,017.76	1.44%	$7.26
Class B	1,000	1,012.67	2.46	12.38
Class C	1,000	1,013.45	2.30	11.58
Class Y	1,000	1,018.32	1.33	6.66
Class R	1,000	1,016.77	1.64	8.30

Ivy Small Cap Growth Fund Expenses
For the Six Months Ended March 31, 2007	Beginning Account Value 9-30-06	Ending Account Value 3-31-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,125.70	1.49%	$7.87
Class B	1,000	1,121.10	2.43	12.83
Class C	1,000	1,122.30	2.19	11.57
Class Y	1,000	1,127.50	1.32	7.02
Class R	1,000	1,124.90	1.62	8.61
Based on 5% Return (2)
Class A	$1,000	$1,017.52	1.49%	$7.46
Class B	1,000	1,012.81	2.43	12.18
Class C	1,000	1,014.01	2.19	10.98
Class Y	1,000	1,018.35	1.32	6.66
Class R	1,000	1,016.84	1.62	8.20

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 182 days in the six-month period ended March 31, 2007, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the fourth column.

(2)This section uses a hypothetical 5% annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

Managers' Discussion of Ivy Asset Strategy Fund
      March 31, 2007

Below, Michael L. Avery, Daniel J. Vrabac and Ryan Caldwell, portfolio managers of the Ivy Asset Strategy Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2007. Mr. Avery and Mr. Vrabac have managed the Fund for 10 years and each have 28 years of industry experience. Mr. Caldwell was named a co-manager in January 2007. He has a decade of industry experience.

STYLE
VALUE	BLEND	GROWTH
		X	LARGE	CAPITALIZATION
MEDIUM
SMALL

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

MATURITY
SHORT	INTERMED	LONG
X			HIGH	CREDIT QUALITY
MEDIUM
LOW

This diagram shows the Fund's fixed-income investment style by displaying the average credit quality of the bonds owned and the Fund's interest rate sensitivity, as measured by average maturity. Shaded areas show the past three years of quarterly data. Source: Morningstar

The Fund rose 10.19 percent (Class C shares) for the 12 months ended March 31, 2007. This was less than the S&P 500 Index (reflecting the performance of large and medium-sized U.S. stocks), which climbed 11.83 percent for the same period, but substantially more than the Citigroup Broad Investment Grade Index (generally reflecting the performance of the bond market), which increased 6.60 percent. Cash, as represented by the Citigroup Short-Term Index for 1-Month Certificates of Deposit, returned 5.35 percent for the period. Multiple indexes are shown because the Fund invests in multiple asset classes.

The Fund's peer group, the Lipper Flexible Portfolio Funds Universe Average (reflecting the universe of funds with similar investment objectives), rose 8.31 percent for the 12 months ended March 31, 2007.

Solid returns in a volatile year

Over the past fiscal year, we continued to position the Fund to benefit from ongoing global economic rebalancing. This is an investment theme that, although not without risk, appears to have strong momentum.

During the first half of the fiscal year (March to September 2006), we became concerned with high market valuations and therefore increased the cash position of the Fund. We also reduced exposure to sectors that we thought were particularly vulnerable. In the second half of the fiscal year, we began to put cash to work.

Between October 2006 and March 2007, as a result of our thematic selection process, we increased the Fund's equity weighting and reduced the Fund's weighting in gold bullion. For the year as a whole, we increased our exposure to Asia on the premise that the long-term growth outlook in that part of the world remains solid.

Bond Portfolio Characteristics
As of 3-31-07

Average maturity	3.24 years
Effective duration	0.92 years
Weighted average bond rating	A

A review of markets

Within the bond world, the U.S. Treasury market has been busy discounting lower growth ahead. However, credit spreads (the extra yield an investor gets for taking on more risk) have continued to decline - implying investors in the riskier bond markets beyond U.S. Treasuries are not too concerned about a U.S. or global economic slowdown. We think "priced for perfection" has been and continues to be an apt description of bond markets beyond U.S. Treasuries. In this environment, we kept the Fund's bond position relatively small, with a relatively short duration positioning. Overall, the Fund's weighting in bonds was about one-eighth of the overall portfolio for much of the fiscal period.

For much of the year, we focused on both managing risk and benefiting from investments in companies that we believe benefit from volatility - such as stock and futures exchanges. Due to the many risks we see in the markets, we are utilizing futures contracts in an attempt to preserve capital in the event of periods of market decline. The risk to the Fund of using futures as a hedge against a market decline is that they will offset positive performance elsewhere in the Fund should the markets underlying the futures positions rise instead of fall.

This past fiscal year, equity investors minimized what we saw as potential signs of trouble on the horizon. Overall, calendar year 2006 was a volatile, but very profitable, time for global stock markets, a trend that appeared to continue in the first quarter of 2007. Although there was much fear and anxiety, U.S. investors benefited from a triple dose of good news since the summer of 2006:

  the Federal Reserve stopped raising interest rates
  oil prices dropped more than $20 a barrel and
  global merger and acquisition (M&A) activity became brisk

Less cash, more diversification

Compared to a year earlier, many of our Top Ten Equity Holdings (at March 31, 2007) were again international firms. Our 10 largest equity holdings represented about 28 percent of the portfolio's net assets at the end of the fiscal year. We believe this concentration has helped us manage risk.

From an asset allocation standpoint, our results during the second half of the fiscal year were mixed. While we knew that rapidly falling energy prices beginning in late summer would have a positive effect on U.S. consumer spending, we did not anticipate the full strength of the U.S. equity market rally that began in the third quarter and carried through to nearly the end of the calendar year.

Our outlook

Our own view is less optimistic than the consensus on the U.S. economy for 2007. GDP growth momentum has slowed significantly since the first quarter of 2006. Furthermore, we believe that potential U.S. growth has slowed meaningfully. The list of reasons includes, but is not limited to: 1) lower investment spending over the past several years resulting in lower productivity growth; 2) changes in the U.S. work force; 3) a huge and expanding debt burden for the U.S. government and consumers; and 4) a potential renewal of higher energy prices.

Changes to Top 10 Equity Holdings March 31, 2007 compared to March 31, 2006
Company	Country	Change in weighting

Chicago Mercantile Exchange Holdings Inc.	United States	Increased
Deutsche Borse AG	Germany	New to Top 10
UBS AG	Switzerland	New to Top 10
China Mobile Limited	China	New to Top 10
BHP Billiton Plc	Australia	New to Top 10
Rio Tinto plc	United Kingdom	Decreased
Nintendo Co., Ltd.	Japan	New to Top 10
Baker Hughes Incorporated	United States	New to Top 10
Exxon Mobil Corporation	United States	New to Top 10
Veolia Environment	France	Decreased

See your advisor or www.ivyfunds.com for more information on the Fund's most recently published Top 10 Holdings.

Global rebalancing means that we expect better economic growth in the emerging economies of the world versus the developed economies. We think this growth will be driven by the following factors - high savings rates, rapid increases in per capita income and ownership of a significant amount of the world's natural resources. The next big step in the rebalancing involves stronger domestic growth in the emerging economies, which we think will be fueled by higher domestic investment (supported by those high savings levels) and higher consumption (supported by the gains in per capita income).

Given this theme, we continue to focus on those companies which will supply the resources, products and management expertise required to grow the infrastructure of the emerging economies. Second, we are seeking out companies which we feel will benefit from the rise in emerging economies' domestic consumption and strong savings. This includes not just consumer goods like mobile telephones, but also services like travel and banking.

While we expect the global rebalancing theme to continue for many years, we also need to be cognizant of valuation. We believe caution is warranted for the months ahead. In our view, caution toward U.S. markets, along with strategic, focused investments in the global rebalancing theme, will do more to reward investors over the next few years than the "throw caution to the wind" approach that the markets now seem to be taking. To supplement our cash position we maintain a sizable non-U.S. dollar currency exposure. There is potential risk to the Fund's performance if the U.S. dollar should happen to generally rise versus other currencies rather than fall. Generally speaking, when the reported economic numbers in the U.S. appear to weaken, the dollar has sold off considerably. We anticipate this pattern may continue.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. Fixed income securities are subject to interest rate risk and, as such, the Fund's net asset value may fall as interest rates rise. Investing in high-income securities may carry a greater risk of non-payment of interest or principal than higher-rated bonds.

These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment
Ivy Asset Strategy Fund, Class C Shares (1)	$30,890
S&P 500 Index	$22,011
Citigroup Broad Investment Grade Index	$18,730
Citigroup Short-Term Index for 1 Month Certificates of Deposit	$14,807
Lipper Flexible Portfolio Funds Universe Average	$21,936

	IVY ASSET STRATEGY FUND, CLASS		CITIGROUP BROAD INVESTMENT GRADE	CITIGROUP SHORT-TERM INDEX FOR 1 MONTH CERTIFICATES OF	LIPPER FLEXIBLE PORTFOLIO FUNDS UNIVERSE
	C SHARES	S&P 500 INDEX	INDEX	DEPOSIT	AVERAGE

1997	10,000	10,000	10,000	10,000	10,000
1998	12,494	14,804	11,198	10,574	13,049
1999	12,718	17,548	11,925	11,155	13,767
2000	17,753	20,736	12,141	11,777	16,641
2001	17,005	16,204	13,668	12,542	15,200
2002	16,668	16,238	14,398	12,936	15,568
2003	16,536	12,218	16,062	13,151	13,146
2004	19,051	16,510	16,949	13,300	16,959
2005	21,167	17,615	17,157	13,537	18,009
2006	28,035	19,682	17,570	14,055	20,253
2007	30,890	22,011	18,730	14,807	21,936

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class C based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C(3)	Class Y

1-year period ended 3-31-07	4.66%	6.16%	10.19%	11.04%
5-year period ended 3-31-07	12.66%	12.89%	13.13%	14.06%
10-year period ended 3-31-07	–	–	11.94%	12.90%
Since inception of Class (4) through 3-31-07	8.44%	8.44%	–	–

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.

(4)7-10-00 for Class A shares and 7-3-00 for Class B shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY ASSET STRATEGY FUND

Portfolio Highlights

On March 31, 2007, Ivy Asset Strategy Fund had net assets totaling $2,593,122,117 invested in a diversified portfolio of:

44.79%	Foreign Common Stocks
29.48%	Domestic Common Stocks
9.24%	Cash and Cash Equivalents, Put Option and Unrealized Gain on Open Forward Currency Contracts
4.88%	Bullion (Gold)
4.76%	Other Government Securities
3.53%	Foreign Corporate Debt Securities
3.27%	United States Government and Government Agency Obligations
0.05%	Domestic Corporate Debt Securities

Asset Allocation

As a shareholder of the Fund, for every $100 you had invested on March 31, 2007, your Fund was invested by industry and geographic regions, respectively, as follows:

Stocks	$74.27
Financial Services Stocks	$18.78
Raw Materials Stocks	$11.29
Energy Stocks	$10.02
Utilities Stocks	$8.51
Consumer Non-Durables Stocks	$4.72
Technology Stocks	$4.70
Consumer Durables Stocks	$4.63
Business Equipment and Services Stocks	$4.06
Capital Goods Stocks	$3.92
Miscellaneous Stocks	$3.64
Cash and Cash Equivalents, Put Option and Unrealized Gain on Open Forward Currency Contracts	$9.24
Bonds	$11.61
Foreign Government Bonds (1)	$4.76
Corporate Debt Securities	$3.58
United States Government and Government Agency Obligations	$3.27
Bullion (Gold)	$4.88

Country Weightings
North America	$34.94
United States	$32.79
Mexico	$1.80
Canada	$0.35
Cash and Cash Equivalents, Put Option and Unrealized Gain on Open Forward Currency Contracts	$9.24
Pacific Basin	$16.17
Japan	$6.18
Other Pacific Basin (2)	$5.33
Singapore	$4.66
Europe	$19.75
Germany	$8.27
Other Europe (3)	$8.13
United Kingdom	$3.35
Bullion (Gold)	$4.88
Bahamas/Caribbean	$0.71
South America	$13.58
Chile	$8.02
Other South America (4) .	$5.56
Other (5)	$0.73

(1)Includes $3.58 Germany, $0.98 Argentina, Russia $0.01 and $0.19 United Kingdom.
(2)Includes $2.42 Australia, $1.01 Hong Kong, $0.95 India and $0.95 Malaysia.
(3)Includes $2.80 Switzerland, $1.89 France, $1.21 Finland, $0.93 Norway, $0.89 Russia, $0.39 Luxembourg and $0.02 Poland.
(4)Includes $2.55 Brazil, $1.31 Argentina and $1.70 Peru.
(5)Includes $0.73 South Africa.

The Investments of Ivy Asset Strategy Fund
March 31, 2007
BULLION - 4.88%	Troy Ounces	Value

Gold	190,639	$126,565,560
(Cost: $121,186,968)

COMMON STOCKS	Shares

Aircraft - 1.44%
Boeing Company (The)	418,689	37,225,639

Banks - 1.34%
Banco Itau Holding Financeira S.A., ADR	129,084	4,494,705
Housing Development Finance Corporation Limited (A)	231,137	5,073,953
Standard Bank Group Limited (A)	351,000	5,167,386
Standard Chartered PLC (A)	697,455	20,093,160
		34,829,204
Business Equipment and Services - 3.90%
Akamai Technologies, Inc.*	95,458	4,762,400
Bucyrus International, Inc., Class A	218,171	11,227,080
Ctrip.com International, Ltd.	564,962	37,843,980
Focus Media Holding Limited, ADR*	177,790	13,920,957
Infosys Technologies Limited (A)	99,669	4,628,939
Jacobs Engineering Group Inc.*	465,620	21,721,173
Mitsui & Co., Ltd. (A)	370,000	6,907,671
		101,012,200
Capital Equipment - 2.16%
China Shenhua Energy Company Limited, H Shares (A)	6,301,500	15,242,638
Deere & Company	105,447	11,455,762
Joy Global Inc.	262,534	11,264,021
Suntech Power Holdings Co., Ltd., ADR*	518,157	17,933,414
		55,895,835
Chemicals - Petroleum and Inorganic - 2.23%
E.I. du Pont de Nemours and Company	457,923	22,635,134
Monsanto Company	416,063	22,866,822
Yara International ASA (A)	442,761	12,219,396
		57,721,352
Chemicals - Specialty - 0.27%
Mosaic Company*	259,970	6,930,800

Coal - 1.45%
CONSOL Energy Inc.	295,907	11,578,841
Peabody Energy Corporation	645,508	25,975,242
		37,554,083
Communications Equipment - 2.28%
Cisco Systems, Inc.*	1,087,095	27,715,487
Nokia Corporation, Series A, ADR	1,372,443	31,456,394
		59,171,881
Consumer Electronics - 2.23%
Nintendo Co., Ltd. (A)	199,300	57,926,214

Electronic Components - 0.98%
Cypress Semiconductor Corporation*	616,905	11,443,588
MEMC Electronic Materials, Inc.*	230,158	13,942,972
		25,386,560
Food and Related - 4.27%
Archer Daniels Midland Company	973,840	35,739,928
Bunge Limited	299,124	24,593,975
Cermaq ASA (A)	341,900	6,412,418
Cosan S.A. Industria e Comercio (A)*	706,779	12,795,640
Kuala Lumpur Kepong Berhad (A)	3,959,850	13,743,514
Marine Harvest ASA (A)*	4,712,000	5,535,048
Olam International Limited (A)	5,878,000	11,855,571
		110,676,094
Forest and Paper Products - 0.29%
Pentair, Inc.	240,011	7,478,743

Gold and Precious Metals - 0.48%
Yanzhou Coal Mining Company Limited, Class H (A)	12,926,000	12,374,286

Hospital Supply and Management - 0.53%
Wilmar International Limited (A)	7,626,000	13,822,958

Hotels and Gaming - 0.92%
Las Vegas Sands, Inc.*	275,133	23,829,269

Household - General Products - 0.45%
Hengan International Group Company Limited (A)	3,950,000	11,576,758

Mining - 7.17%
Arch Coal, Inc.	396,331	12,163,398
BHP Billiton Plc (A)	2,589,853	62,633,062
Cameco Corporation (A)	222,997	9,136,213
Rio Tinto plc (A)	1,016,044	58,023,096
Southern Copper Corporation	613,930	43,994,224
		185,949,993
Motor Vehicles - 2.40%
Suzuki Motor Corporation (A)	472,300	12,264,409
Tata Motors Limited (A)	285,769	4,787,691
Toyota Motor Corporation (A)	707,300	45,316,658
		62,368,758
Multiple Industry - 0.62%
IOI Corporation Berhad (A)	1,723,400	11,015,803
Reliance Industries Limited	164,145	5,174,920
		16,190,723
Non-Residential Construction - 1.76%
China Communications Construction Company Limited, H Shares (A)*	4,277,000	5,156,375
Fluor Corporation	233,805	20,976,985
Kurita Water Industries Ltd. (A)	806,400	19,503,055
		45,636,415
Petroleum - Domestic - 0.53%
Sasol Limited (A)	411,810	13,740,245

Petroleum - International - 5.97%
Apache Corporation	339,223	23,983,066
China Petroleum & Chemical Corporation, H Shares (A)	33,618,000	28,439,877
Devon Energy Corporation	406,415	28,132,046
Exxon Mobil Corporation	678,198	51,170,039
Ultra Petroleum Corp.*	437,100	23,223,123
		154,948,151
Petroleum - Services - 2.07%
Baker Hughes Incorporated	812,931	53,759,127

Real Estate Investment Trust - 1.28%
Agile Property Holdings Limited (A)	9,656,000	9,515,736
Hongkong Land Holdings Limited	2,353,000	10,964,980
Keppel Land Limited (A)	2,029,000	12,705,072
		33,185,788
Security and Commodity Brokers - 17.44%
Chicago Mercantile Exchange Holdings Inc. (B)(C)	242,031	128,871,826
Deutsche Borse AG (A)	529,783	121,697,437
Goldman Sachs Group, Inc. (The)	117,750	24,330,683
NYMEX Holdings, Inc.*	293,450	39,838,772
Nomura Holdings, Inc. (A)	873,300	18,193,750
Singapore Exchange Limited (A)	10,860,000	46,885,937
UBS AG	1,220,780	72,550,955
		452,369,360
Steel - 1.14%
Companhia Vale do Rio Doce, ADR	799,081	29,558,006

Timesharing and Software - 0.16%
Tencent Holdings Limited (A)	1,257,000	4,102,323

Utilities - Electric - 1.89%
Veolia Environment (A)	659,053	49,002,645

Utilities - Telephone - 6.62%
America Movil, S.A. de C.V.	649,664	31,047,443
China Mobile Limited (A)	7,916,500	71,986,603
Equinix, Inc.*	298,248	25,531,520
Open Joint Stock Company "Vimpel-Communications", ADR*	144,093	13,665,780
Reliance Communication Ventures Limited (A)*	514,941	4,986,510
Singapore Telecommunications Limited (A)	11,343,000	24,522,981
		171,740,837

TOTAL COMMON STOCKS - 74.27%		$1,925,964,247

(Cost: $1,758,168,718)

CORPORATE DEBT SECURITIES	Principal Amount in Thousands

Banks - 0.28%
Banco BMG S.A.,
8.75%, 7-1-10 (E)	$2,000	2,065,000
Norilsk Nickel Finance Luxembourg S.A.,
7.125%, 9-30-09	3,225	3,316,848
PT Bank Rakyat Indonesia (Persero),
7.75%, 10-30-13	1,950	1,983,386
		7,365,234
Beverages - 0.02%
Central European Distribution Corporation,
8.0%, 7-25-12 (E)(F)	EUR360	521,781

Business Equipment and Services - 0.16%
Shimao Property Holdings Limited,
8.0%, 12-1-16 (D)	$4,000	4,060,000

Construction Materials - 0.01%
Interface, Inc.,
9.5%, 2-1-14	170	184,875

Finance Companies - 0.68%
ALROSA Finance S.A.,
8.125%, 5-6-08	3,300	3,374,250
C5 Capital (SPV) Limited,
6.196%, 12-31-49 (D)	10,750	10,733,875
Russian Standard Bank:
7.5%, 10-7-10	1,400	1,340,892
7.5%, 10-7-10 (D)	200	192,250
Toyota Motor Credit Corporation,
4.04%, 1-18-15**	325	293,543
VTB Capital S.A.,
8.26%, 7-30-07**	1,750	1,764,350
		17,699,160
Food and Related - 0.22%
Cosan S.A. Industria e Comercio:
9.0%, 11-1-09	4,840	5,154,600
9.0%, 11-1-09 (D)	500	532,500
		5,687,100
Forest and Paper Products - 0.26%
Kimberly-Clark de Mexico, S.A. de C.V.,
8.875%, 8-1-09 (E)	1,500	1,618,359
Sino-Forest Corporation:
9.125%, 8-17-11	4,000	4,325,000
9.125%, 8-17-11 (D)	700	757,750
		6,701,109
Homebuilders, Mobile Homes - 0.04%
Desarrolladora Homex, S.A. de C.V.,
7.5%, 9-28-15	900	928,800

Mining - 0.16%
Vedanta Resources plc:
6.625%, 2-22-10	3,500	3,504,375
6.625%, 2-22-10 (D)	550	550,688
		4,055,063
Motion Pictures - 0.01%
Cinemark, Inc.,
0.0%, 3-15-14 (G)	400	366,000

Motor Vehicles - 0.01%
Hyundai Motor Company,
5.3%, 12-19-08 (E)	320	319,622

Non-Residential Construction - 0.09%
Odebrecht Overseas Ltd.,
11.5%, 2-25-09 (E)	2,200	2,409,000

Railroad - 0.10%
TFM, S.A. de C.V.,
12.5%, 6-15-12	2,300	2,465,600

Steel - 0.23%
Evraz Group S.A.:
8.25%, 11-10-15	1,500	1,539,750
8.25%, 11-10-15 (D)	500	511,875
EvrazSecurities S.A.,
10.875%, 8-3-09	3,500	3,819,445
		5,871,070
Trucking and Shipping - 0.39%
Ultrapetrol (Bahamas) Limited,
9.0%, 11-24-14	9,900	10,048,500

Utilities - Electric - 0.72%
CESP - Companhia Energetica de Sao Paulo,
9.75%, 1-15-15 (E)	23,100	11,506,273
Compania de Transporte de Energia Electrica en Alta Tension TRANSENER S.A.:
8.875%, 12-15-16	3,350	3,341,625
8.875%, 12-15-16 (E)	3,000	2,992,500
Empresa Nacional de Electricidad S.A.,
7.75%, 7-15-08	900	924,282
		18,764,680
Utilities - Gas and Pipeline - 0.08%
Transportadora de Gas del Sur S.A.,
8.0%, 12-15-13**	2,000	2,050,000

Utilities - Telephone - 0.12%
Open Joint Stock Company Mobile TeleSystems,
9.75%, 1-30-08	2,400	2,472,720
Open Joint Stock Company "Vimpel-Communications",
8.0%, 2-11-10	750	779,775
		3,252,495

TOTAL CORPORATE DEBT SECURITIES - 3.58%		$92,750,089

(Cost: $91,564,037)

OTHER GOVERNMENT SECURITIES

Argentina - 0.98%
Republic of Argentina (The), GDP-Linked Securities,
0.0%, 12-15-35 (F)(H)	ARS183,600	25,428,600

Germany - 3.58%
Bundesschatzanweisungen Federal Treasury Notes,
3.0%, 3-14-08 (F)	EUR70,200	92,876,985

Russia - 0.01%
Open Joint Stock Company "Russian Railroads",
6.67%, 1-22-09 (F)	RUB7,000	269,371

United Kingdom - 0.19%
United Kingdom Treasury:
5.75%, 12-7-09 (F)	GBP1,400	2,779,503
4.75%, 6-7-10 (F)	1,000	1,933,764
		4,713,267

TOTAL OTHER GOVERNMENT SECURITIES - 4.76%		$123,288,223

(Cost: $115,210,980)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS

Mortgage-Backed Obligations - 1.29%
Federal Home Loan Mortgage Corporation Agency REMIC/CMO (Interest Only):
4.5%, 8-15-17	$5,869	493,748
5.5%, 9-15-17	5,243	839,385
5.0%, 11-15-17	2,689	380,511
5.0%, 5-15-18	3,342	789,775
5.0%, 4-15-19	458	66,159
5.0%, 4-15-19	223	30,952
5.0%, 2-15-20	283	3,326
5.0%, 7-15-21	335	18,245
5.0%, 6-15-22	252	7,390
5.0%, 7-15-22	1,183	35,693
5.0%, 11-15-22	601	91,849
5.0%, 1-15-23	262	8,882
5.5%, 3-15-23	4,008	783,417
5.0%, 4-15-23	179	10,781
5.0%, 5-15-23	399	62,251
5.0%, 6-15-23	3,887	597,388
5.0%, 6-15-23	3,172	447,484
5.0%, 8-15-23	298	46,762
5.5%, 11-15-23	1,100	67,957
5.5%, 11-15-23	712	43,489
5.0%, 9-15-24	522	33,753
5.5%, 9-15-24	284	17,895
5.5%, 4-15-25	198	15,381
5.5%, 4-15-25	76	9,443
5.0%, 9-15-25	754	57,081
5.5%, 10-15-25	4,489	971,121
5.0%, 4-15-26	2,846	216,965
5.0%, 10-15-28	990	190,602
5.5%, 2-15-30	283	32,327
5.0%, 8-15-30	399	39,201
5.0%, 10-15-30	1,250	308,800
5.5%, 3-15-31	407	53,905
5.5%, 10-15-32	4,185	877,672
5.5%, 1-15-33	2,919	712,928
5.5%, 5-15-33	3,014	771,933
5.0%, 7-15-33	2,967	730,861
6.0%, 11-15-35	3,211	774,052
Federal National Mortgage Association Agency REMIC/CMO (Interest Only):
5.5%, 11-25-17	472	33,329
5.0%, 5-25-22	283	39,278
5.0%, 7-25-23	5,826	1,044,556
5.0%, 8-25-23	1,861	301,725
5.0%, 11-25-23	2,962	527,982
5.5%, 9-25-25	279	18,249
5.5%, 11-25-25	606	36,609
4.5%, 4-25-30	2,650	322,839
5.0%, 9-25-30	2,537	363,690
5.0%, 3-25-31	6,882	1,029,475
5.0%, 8-15-31	4,492	758,268
5.5%, 6-25-33	4,487	907,271
5.5%, 8-25-33	8,175	1,719,463
5.5%, 12-25-33	3,713	811,402
5.5%, 4-25-34	7,604	1,855,630
5.5%, 8-25-35	3,690	1,102,707
5.5%, 11-25-36	11,975	3,233,781
Government National Mortgage Association Agency REMIC/CMO (Interest Only):
5.0%, 1-20-30	882	92,472
5.0%, 6-20-31	871	109,997
5.5%, 3-20-32	3,763	621,828
5.0%, 10-20-32	1,685	527,520
7.0%, 5-20-33	7,978	1,939,926
5.5%, 7-16-33	3,326	789,249
5.0%, 7-20-33	165	29,461
5.5%, 11-20-33	894	156,887
5.5%, 6-20-35	7,793	1,819,830
5.5%, 7-20-35	3,175	713,846
5.5%, 7-20-35	1,497	213,467
5.5%, 10-16-35	7,436	1,635,078
		33,395,179
Treasury Inflation Protected Obligations - 1.98%
United States Treasury Notes:
3.875%, 1-15-09 (I)	6,250	7,995,738
2.375%, 4-15-11 (I)	42,000	43,388,753
		51,384,491

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 3.27%		$84,779,670

(Cost: $83,893,346)

PUT OPTION - 0.01%	Number of Contracts

Chicago Mercantile Exchange Holdings Inc., April 540 Expires 4-23-07	212	$360,400
(Cost: $186,560)

UNREALIZED GAIN (LOSS) ON OPEN FORWARD CURRENCY CONTRACTS - 0.03%	Face Amount in Thousands

Chinese Yuan Renminbi, 5-9-07 (F)	CNY431,500	569,338
Chinese Yuan Renminbi, 5-9-07 (F)	558,600	(301,668)
Chinese Yuan Renminbi, 5-16-07 (F)	565,500	(224,400)
Euro, 1-10-08 (F)	EUR47,550	716,383
Japanese Yen, 1-10-08 (F)	JPY15,610,000	(956,040)
New Taiwan Dollar, 5-22-07 (F)	TWD394,000	(484,985)
Russian Ruble, 6-25-07 (F)	RUB1,717,300	1,081,632
Singapore Dollar, 8-21-07 (F)	SGD19,200	332,393
South Korean Won, 4-19-07 (F)	KRW23,700,000	321,658
South Korean Won, 4-19-07 (F)	8,700,000	(196,548)
		$857,763

SHORT-TERM SECURITIES	Principal Amount in Thousands

Commercial Paper
Aircraft - 0.56%
United Technologies Corporation,
5.25%, 4-4-07	$14,450	14,443,678

Aluminum - 0.20%
Alcoa Incorporated,
5.44%, 4-2-07	5,124	5,123,226

Banks - 0.38%
Lloyds TSB Bank PLC,
5.265%, 4-2-07	10,000	9,998,538

Beverages - 0.77%
Concentrate Manufacturing Company of Ireland (The) (PepsiCo, Inc.):
5.25%, 4-5-07	10,000	9,994,167
5.25%, 4-10-07	10,000	9,986,875
		19,981,042

Capital Equipment - 0.58%
Caterpillar Inc.,
5.3%, 4-9-07	15,000	14,982,333

Finance Companies - 3.58%
BP Capital Markets p.l.c.,
5.42%, 4-2-07	33,000	32,995,032
Ciesco, LLC,
5.255%, 4-5-07	25,000	24,985,403
Prudential Funding LLC,
5.24%, 4-4-07	35,000	34,984,717
		92,965,152
Food and Related - 0.61%
Heinz (H.J.) Finance Co. (Heinz (H.J.) Co.),
5.33%, 4-19-07	10,000	9,973,350
Nestle Capital Corp.,
5.36%, 4-2-07	5,801	5,800,136
		15,773,486
Health Care - Drugs - 1.16%
GlaxoSmithKline Finance plc,
5.29%, 4-10-07	30,000	29,960,325

Leisure Time Industry - 0.96%
Walt Disney Company (The),
5.49%, 4-2-07	25,000	24,996,187

Utilities - Telephone - 0.78%
AT&T Inc.,
5.41%, 4-2-07	20,219	20,215,961

Total Commercial Paper - 9.58%		248,439,928

Municipal Obligations - Taxable
California - 0.55%
County of Sacramento, Taxable Pension Funding Bonds, Series 1995B (Bayerische Landesbank Girozentrale, New York Branch),
5.35%, 4-4-07**	14,200	14,200,000

Wisconsin - 0.17%
Town of Wood River, Wisconsin, Taxable Variable Rate Demand Industrial Development Revenue Bonds (Burnett Dairy Cooperative Project), Series 2001B (U. S. Bank, National Association),
5.42%, 4-2-07**	4,410	4,410,000

Total Municipal Obligations - Taxable - 0.72%		18,610,000

Notes
Health Care - General - 0.36%
ACTS Retirement - Life Communities, Inc., Variable Rate Demand Bonds, Series 2003A (Bank of America, N.A.),
5.3%, 4-5-07**	9,510	9,510,000

Retail - General Merchandise - 0.27%
Service Oil, Inc., Taxable Variable Rate Demand Bonds (Service Oil, Inc.), Series 2002 (U.S. Bank, National Association),
5.42%, 4-2-07**	6,930	6,930,000

Total Notes - 0.63%		16,440,000

United States Government Agency Obligations - 0.77%
Overseas Private Investment Corporation:
5.33%, 4-4-07**	11,677	11,677,000
5.37%, 4-4-07**	8,163	8,162,791
		19,839,791

TOTAL SHORT-TERM SECURITIES - 11.70%		$303,329,719

(Cost: $303,329,719)

TOTAL INVESTMENT SECURITIES - 102.50%		$2,657,895,671

(Cost: $2,473,540,328)

LIABILITIES, NET OF CASH(C) AND OTHER ASSETS - (2.50%)		(64,773,554)

NET ASSETS - 100.00%		$2,593,122,117

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Fund's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts and REMIC - Real Estate Mortgage Investment Conduit.
The following credit default swap agreements were outstanding at March 31,2007. (See Note 7 to financial statements):
Counterparty	Reference Entity	Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)

Bear Stearns	Dow Jones CDX Emerging Markets Series 5	1.35%	6-20-11	$(33,100,000)	$249,942
Lehman Brothers	Dow Jones CDX Emerging Markets Series 5	1.35%	6-20-11	(7,000,000)	(346,553)
Merrill Lynch International	Dow Jones CDX Emerging Markets Series 5	1.35%	6-20-11	(7,000,000)	(359,424)
Morgan Stanley	Dow Jones CDX Emerging Markets Series 5	1.35%	6-20-11	(14,000,000)	(713,697)
Goldman Sachs	Dow Jones CDX North America High Yield Series 7	3.25%	12-20-11	(19,900)	245,854
Goldman Sachs	Dow Jones CDX North America High Yield Series 7	1.25%	6-20-12	(25,400)	(39,220)
Lehman Brothers	Dow Jones CDX North America High Yield Series 7	1.25%	6-20-12	(24,000)	(37,065)
Lehman Brothers	Dow Jones CDX North America High Yield Series 7	3.25%	12-20-11	(53,600)	(1,604,686)
Merrill Lynch International	Dow Jones CDX North America High Yield Series 7	3.25%	12-20-11	(22,150)	(636,777)
Merrill Lynch International	Dow Jones CDX North America High Yield Series 7	3.25%	12-20-11	(23,100)	(691,572)
Merrill Lynch International	Dow Jones CDX North America High Yield Series 7	3.25%	12-20-11	(35,000)	1,937,544
Morgan Stanley	Dow Jones CDX North America High Yield Series 7	3.25%	12-20-11	(51,400)	2,845,421
Morgan Stanley	Dow Jones CDX North America High Yield Series 7	3.25%	12-20-11	(15,250)	(438,413)
Morgan Stanley	Dow Jones CDX North America High Yield Series 7	3.25%	12-20-11	(30,000)	(898,145)
Bear Stearns	Federative Republic of Brazil	1.04%	3-20-12	(19,600)	(177,117)
Goldman Sachs	Federative Republic of Brazil	1.04%	3-20-12	(20,300)	(183,443)
Morgan Stanley	Federative Republic of Brazil	0.94%	4-20-12	(25,100)	(105,940)
Morgan Stanley	Federative Republic of Brazil	1.89%	6-20-11	(9,000)	(400,109)
Bear Stearns	Republic of Turkey	1.91%	3-20-12	(12,000)	(94,857)
Goldman Sachs	Republic of Turkey	1.76%	4-20-12	(25,100)	(12,703)
Goldman Sachs	Republic of Turkey	1.93%	3-20-12	(12,000)	(104,883)
Goldman Sachs	Republic of Turkey	1.92%	3-20-12	(12,900)	(107,404)
Lehman Brothers	Republic of Turkey	1.90%	3-20-12	(12,000)	(89,804)

					$(1,763,051)

*No dividends were paid during the preceding 12 months.
**Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2007.
(A)Listed on an exchange outside the United States.
(B)Security serves as cover for the following written call option outstanding as of March 31, 2007. (See Note 6 to financial statements):
Underlying Security	Contracts Subject to Call	Premium Received	Market Value

Chicago Mercantile Exchange Holdings Inc.	212	$158,470	$33,390

(C)Cash and security serves as collateral for the following open futures contracts at March 31, 2007. (See Note 8 to financial statements):
Description	Type	Number of Contracts	Expiration Date	Market Value	Unrealized Appreciation (Depreciation)

Nasdaq 100 E-Mini	Short	(2,805)	6-15-07	$(100,461,075)	$734,072
S&P 500 E-Mini	Short	(8,576)	6-15-07	(613,698,560)	(10,274,834)
Vix Index	Long	3,560	4-17-07	51,584,400	(3,916,939)

				$(662,575,235)	$(13,457,701)

(D)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Directors. At March 31, 2007, the total value of these securities amounted to $17,338,938, or 0.67% of net assets.
(E)Illiquid security. At March 31, 2007, the total value of illiquid securities amounted to $21,432,535, or 0.83% of net assets.
(F)Principal amounts are denominated in the indicated foreign currency, where applicable (ARS - Argentine Peso, CNY - Chinese Yuan Renminbi, EUR - Euro, GBP - British Pound, JPY - Japanese Yen, KRW - South Korean Won, RUB - Russian Ruble, SGD - Singapore Dollar, TWD - New Taiwan Dollar).
(G)The security does not bear interest for an initial period of time and subsequently becomes interest bearing.
(H)Security represents the right to receive contingent annual payments based on the performance of Argentina's gross domestic product. Principal shown is the notional amount of the securities held by the Fund as of March 31, 2007.
(I)The interest rate for these securities are a stated rate, but the interest payments are determined by multiplying the inflation-adjusted principal by one half of the stated rate for each semiannual interest payment date.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY ASSET STRATEGY FUND
      March 31, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (Notes 1 and 3):
Securities (cost - $2,352,353)	$2,531,330
Bullion (cost - $121,187)	126,566

2,657,896
Receivables:
Fund shares sold	33,065
Dividends and interest	5,908
Variation margin	129
Deposit with brokers for swaps (Note 7)	8,284
Unrealized appreciation on swap agreements (Note 7)	5,279
Initial margin - futures	1,645
Amortized swap premiums paid (Note 7)	485
Prepaid and other assets	154

Total assets	2,712,845

LIABILITIES
Payable for investment securities purchased	103,038
Unrealized depreciation on swap agreements (Note 7)	7,042
Amortized swap premiums received (Note 7)	4,442
Payable to Fund shareholders	1,627
Due to custodian	1,311
Accrued shareholder servicing (Note 2)	430
Payable for variation margin	425
Accrued management fee (Note 2)	92
Accrued distribution fee (Note 2)	52
Accrued service fee (Note 2)	35
Outstanding written options at market (premium received - $158) (Note 6)	33
Accrued accounting services fee (Note 2)	22
Other	1,174

Total liabilities	119,723

Total net assets	$2,593,122

NET ASSETS
$0.01 par value capital stock:
Capital stock	$1,267
Additional paid-in capital	2,355,319
Accumulated undistributed income:
Accumulated undistributed net investment income	4,894
Accumulated undistributed net realized gain on investment transactions	62,352
Net unrealized appreciation in value of investments	169,290

Net assets applicable to outstanding units of capital	$2,593,122

Net asset value per share (net assets divided by shares outstanding):
Class A	$20.65
Class B	$20.22
Class C	$20.27
Class Y	$20.67
Capital shares outstanding:
Class A	54,165
Class B	5,893
Class C	56,855
Class Y	9,834
Capital shares authorized	500,000

See Notes to Financial Statements.

Statement of Operations
      IVY ASSET STRATEGY FUND
      For the Fiscal Year Ended March 31, 2007
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$26,049
Dividends (net of foreign withholding taxes of $530)	10,202

Total income	36,251

Expenses (Note 2):
Investment management fee	10,067
Distribution fee:
Class B	554
Class C	4,876
Class Y	205
Service fee:
Class A	1,738
Class B	185
Class C	1,625
Shareholder servicing:
Class A	943
Class B	170
Class C	996
Class Y	131
Custodian fees	316
Accounting services fee	245
Legal fees	46
Audit fees	20
Other	535

Total expenses	22,652

Net investment income	13,599

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	$95,482
Realized net gain on forward currency contracts	2,212
Realized net gain on written options	334
Realized net loss on swap agreements	(1,051)
Realized net loss on futures contracts	(33,554)
Realized net loss on foreign currency transactions	(392)

Realized net gain on investments	63,031

Unrealized appreciation in value of securities during the period	101,199
Unrealized appreciation in value of forward currency contracts during the period	848
Unrealized depreciation in value of swap agreements during the period	(1,637)
Unrealized depreciation in value of futures contracts during the period	(13,407)
Unrealized appreciation in value of written options
during the period	125
Unrealized appreciation in value of foreign currency exchange during the period	18

Unrealized appreciation in value of investments during the period	87,146

Net gain on investments	150,177

Net increase in net assets resulting from operations	$163,776

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY ASSET STRATEGY FUND
      (In Thousands)

	For the fiscal year ended March 31,
	2007	2006

INCREASE IN NET ASSETS
Operations:
Net investment income	$13,599	$779
Realized net gain on investments	63,031	10,323
Unrealized appreciation	87,146	67,772

Net increase in net assets resulting from operations	163,776	78,874

Distributions to shareholders from (Note 1F): (1)
Net investment income:
Class A	(564)	(271)
Class B	(–)	(1)
Class C	(–)	(45)
Class Y	(66)	(29)
Realized gains on investment transactions:
Class A	(6,756)	(1,037)
Class B	(715)	(182)
Class C	(6,374)	(1,029)
Class Y	(715)	(106)

	(15,190)	(2,700)

Capital share transactions (Note 5)	1,859,601	399,680

Total increase	2,008,187	475,854
NET ASSETS
Beginning of period	584,935	109,081

End of period	$2,593,122	$584,935

Undistributed net investment income	$4,894	$322

(1)See "Financial Highlights" on pages 36 - 39.

See Notes to Financial Statements.

Financial Highlights
      IVY ASSET STRATEGY FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$18.76	$14.21	$12.86	$11.18	$11.33

Income (loss) from investment operations:
Net investment income	0.25 (1)	0.05	0.06	0.08	0.16
Net realized and unrealized gain (loss) on investments	1.81 (1)	4.68	1.47	1.71	(0.16)

Total from investment operations	2.06	4.73	1.53	1.79	(0.00)

Less distributions from:
Net investment income	(0.02)	(0.04)	(0.07)	(0.11)	(0.15)
Capital gains	(0.15)	(0.14)	(0.11)	(0.00)	(0.00)

Total distributions	(0.17)	(0.18)	(0.18)	(0.11)	(0.15)

Net asset value, end of period	$20.65	$18.76	$14.21	$12.86	$11.18

Total return (2)	11.04%	33.40%	12.02%	16.06%	0.00%
Net assets, end of period (in millions)	$1,118	$269	$39	$17	$9
Ratio of expenses to average net assets	1.13%	1.28%	1.44%	1.47%	1.40%
Ratio of net investment income to average net assets	1.28%	0.69%	0.56%	0.53%	1.23%
Portfolio turnover rate	123%	53%	98%	254%	109%

(1)Based on average weekly shares outstanding.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.

See Notes to Financial Statements.

Financial Highlights
      IVY ASSET STRATEGY FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$18.50	$14.11	$12.83	$11.17	$11.32

Income (loss) from investment operations:
Net investment income (loss)	0.08	0.01	(0.03)	(0.03)	0.05
Net realized and unrealized gain (loss) on investments	1.79	4.52	1.44	1.71	(0.15)

Total from investment operations	1.87	4.53	1.41	1.68	(0.10)

Less distributions from:
Net investment income	(0.00)	(0.00)*	(0.02)	(0.02)	(0.05)
Capital gains	(0.15)	(0.14)	(0.11)	(0.00)	(0.00)

Total distributions	(0.15)	(0.14)	(0.13)	(0.02)	(0.05)

Net asset value, end of period	$20.22	$18.50	$14.11	$12.83	$11.17

Total return	10.16%	32.22%	11.02%	15.07%	-0.92%
Net assets, end of period (in millions)	$119	$37	$11	$7	$3
Ratio of expenses to average net assets	1.98%	2.14%	2.30%	2.38%	2.35%
Ratio of net investment income (loss) to average net assets	0.43%	-0.13%	-0.30%	-0.40%	0.31%
Portfolio turnover rate	123%	53%	98%	254%	109%

*Not shown due to rounding.

See Notes to Financial Statements.

Financial Highlights
      IVY ASSET STRATEGY FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$18.54	$14.12	$12.83	$11.17	$11.32

Income (loss) from investment operations:
Net investment income (loss)	0.07	0.01	(0.03)	(0.03)	0.05
Net realized and unrealized gain (loss) on investments	1.81	4.56	1.45	1.73	(0.14)

Total from investment operations	1.88	4.57	1.42	1.70	(0.09)

Less distributions from:
Net investment income	(0.00)	(0.01)	(0.02)	(0.04)	(0.06)
Capital gains	(0.15)	(0.14)	(0.11)	(0.00)	(0.00)

Total distributions	(0.15)	(0.15)	(0.13)	(0.04)	(0.06)

Net asset value, end of period	$20.27	$18.54	$14.12	$12.83	$11.17

Total return	10.19%	32.45%	11.11%	15.21%	-0.79%
Net assets, end of period (in millions)	$1,153	$250	$55	$49	$51
Ratio of expenses to average net assets	1.90%	2.01%	2.21%	2.27%	2.20%
Ratio of net investment income (loss) to average net assets	0.52%	-0.01%	-0.22%	-0.26%	0.46%
Portfolio turnover rate	123%	53%	98%	254%	109%

See Notes to Financial Statements.

Financial Highlights
      IVY ASSET STRATEGY FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$18.78	$14.22	$12.87	$11.18	$11.33

Income (loss) from investment operations:
Net investment income	0.26 (1)	0.05	0.08	0.09	0.11
Net realized and unrealized gain (loss) on investments	1.80 (1)	4.69	1.45	1.71	(0.10)

Total from investment operations	2.06	4.74	1.53	1.80	0.01

Less distributions from:
Net investment income	(0.02)	(0.04)	(0.07)	(0.11)	(0.16)
Capital gains	(0.15)	(0.14)	(0.11)	(0.00)	(0.00)

Total distributions	(0.17)	(0.18)	(0.18)	(0.11)	(0.16)

Net asset value, end of period	$20.67	$18.78	$14.22	$12.87	$11.18

Total return	11.04%	33.46%	12.05%	16.19%	0.08%
Net assets, end of period (in millions)	$203	$29	$4	$2	$1
Ratio of expenses to average net assets	1.15%	1.22%	1.35%	1.39%	1.32%
Ratio of net investment income to average net assets	1.30%	0.81%	0.66%	0.67%	1.34%
Portfolio turnover rate	123%	53%	98%	254%	109%

(1)Based on average weekly shares outstanding.

See Notes to Financial Statements.

Manager's Discussion of
Ivy Capital Appreciation Fund
      March 31, 2007

Below, Barry M. Ogden, CFA, CPA, portfolio manager of the Ivy Capital Appreciation Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2007. Mr. Ogden has managed the Fund for five years and has 12 years of industry experience.

STYLE
VALUE	BLEND	GROWTH
		X	LARGE	CAPITALIZATION
MEDIUM
SMALL

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

The Fund rose 10.15 percent (Class A shares at net asset value) for the 12 months ended March 31, 2007. This compares to an 11.83 percent rise in the S&P 500 Index. This index was the Fund's benchmark for the fiscal year and generally reflects the performance of large-company stocks. The Fund's return outpaced its peer group, the Lipper Large-Cap Growth Funds Universe Average (reflecting the universe of funds with similar investment objectives), which rose 3.67 percent for the same period.

In April 2007, we changed the Fund's benchmark to the Russell 1000 Growth Index. We feel this index is more representative of the large-company growth stock segment of the stock market in which the Fund typically invests. For the 12 months ended March 31, 2007, the Russell 1000 Growth Index rose 7.09 percent. For comparison purposes, both indexes will be shown in this year's and next year's reports.

A key difference between the two benchmarks is that the Russell 1000 Growth Index has historically had a higher-than-S&P 500 Index weighting in health care and technology stocks, two segments of the market that historically have had greater long-term growth prospects than other sectors. As with any index, its composition is subject to periodic modification by its compiler, in this case the Frank Russell Co.

Growth stocks lagged value stocks

For several years, large company growth stocks have lagged large company value stocks, and this past year this pattern continued. It was a significant factor in our results relative to the S&P 500 Index, which has both growth and value stocks. Nevertheless, we achieved attractive returns relative to our Lipper category peers with effective stock selection in financials, information technology and industrials. One of our areas of weakness included energy stock selection. Also, unlike the S&P 500 Index, the Fund's portfolio did not have any utility holdings, a value-oriented sector that rose substantially during the fiscal year.

Another factor that helped our results was effective use of cash resources. To help manage the risks associated with short-term market volatility, we raised a significant amount of cash during the fiscal first quarter ended in June. The impetus for this move was our fear that the Federal Reserve was signaling that further rate hikes may in fact be needed to slow growth and fight growing inflationary pressures. Against that backdrop, we felt it was prudent to protect capital until some clarity on this issue could be gained. Gradually, as it became clear the Fed was finished raising rates for the time being, we invested cash into stocks that we believed exhibited high quality growth features, and that we felt had the potential for substantial price appreciation.

Changes to Top 10 Equity Holdings March 31, 2007 compared to March 31, 2006
Company	Change in weighting

Research In Motion Limited	New to Top 10
Google Inc., Class A	Decreased
Boeing Company (The)	New to Top 10
Gilead Sciences, Inc.	Decreased
Microsoft Corporation	Increased
Precision Castparts Corp.	New to Top 10
Chicago Mercantile Exchange Holdings Inc.	New to Top 10
Adobe Systems Incorporated	Unchanged
Cisco Systems, Inc.	New to Top 10
Hewlett-Packard Company	New to Top 10

See your advisor or www.ivyfunds.com for more information on the Fund's most recently published Top 10 Holdings.

A summer storm provided fertile opportunity

After a slow first half to the calendar year, the broader markets began to move materially higher in mid July and, recently, marked a new six-year high. We think much of the move higher was helped by a strong domestic and global economy, reasonable valuations, record corporate profits and, most importantly, a Federal Reserve that signaled they were finished raising rates. These factors, taken together, created a perfect storm environment for the markets to move significantly higher, which is exactly what happened. In late February 2007, growing uncertainty about the strength of the domestic economy, coupled with some tightening movements by the Chinese government to curb speculative investing, caused a very sharp correction in the markets.

Although we tended to think the market was due for a consolidation or a modest correction, simply because of the sizeable move higher in the markets since mid July, we were caught off guard somewhat by the severity of the pullback over such a short period of time. Falling energy prices, from early August throughout the early part of January, also helped to support higher equity prices, in our opinion. A late cold weather snap and growing geopolitical tensions with Iran helped drive oil prices from a low of around $50 a barrel in late January, to a high of $66 by the end of March.

Quality: part of our stock selection discipline

In general, the strategic direction for the Fund did not change materially during the past fiscal year, as we continued our overweight positioning in technology, health care and industrials, with an emphasis on the aerospace and defense sectors. Our overall investment approach for this Fund has been consistent, as we combine our bottom-up fundamental analysis of the companies and investments, with our top-down macroeconomic work. We remain committed to trying to identify what we believe are high-quality companies that we feel can demonstrate consistent, profitable growth, and strong returns, while generating substantial cash flows from operations and beating street expectations. Valuation, relative to future growth opportunities, continues to play a role in our investment decisions.

Our outlook

We remain cautiously optimistic for the remainder of calendar year 2007. We continue to believe that one of the most important variables to watch remains the Federal Reserve, and whether they are going to raise or cut short-term interest rates. Currently, we think they will remain on hold for at least the first half of the calendar year, though we feel that this will be dependent on the strength of the economy and the inflationary outlook. At this point in time, we believe the Fed has successfully engineered a soft landing scenario. We also expect the overall economic environment to gradually improve calendar year 2007. In recent Fed minutes and commentary, the Fed marginally shifted their bias from a tightening one, to a more neutral bias, with a close eye on inflationary pressures.

Rising inflationary pressures appear to be the single biggest risk to the equity markets for the remainder of the year, in our opinion. We believe that any significant inflationary pressures from here would surely force the Fed to act swiftly to raise rates higher. The equity markets currently are not prepared for this, in our opinion. Another important variable to watch for the rest of the year will be housing and job creation. Although housing appears to have stabilized, we feel that more time may be needed to fully understand the extent of the underlying problems in credit quality and speculative building. Assuming the job environment doesn't materially weaken from current levels, we think the consumer will once again get themselves out of this housing box so many Wall Street experts are worrying about.

Lastly, we feel corporate profits, though likely to slow from 2006, should still grow in the mid to high single digits, and help to provide enough of a backdrop for another positive year in the broader equity markets. Regardless of the broader markets and, above all, we remain committed in our attempt to identify and capitalize on what we feel are new and developing investment themes for the benefit of the Fund and our shareholders.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund's prospectus.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment
Ivy Capital Appreciation Fund, Class A Shares (1)	$9,510
S&P 500 Index	$10,925
Russell 1000 Growth Index	$6,844
Lipper Large-Cap Growth Funds Universe Average	$7,579

		IVY CAPITAL APPRECIATION FUND,	S&P 500	RUSSELL 1000	LIPPER LARGE-CAP GROWTH FUNDS
		CLASS A SHARES	INDEX	GROWTH INDEX	UNIVERSE AVERAGE

JUNE	6/30/00	9,425	10,000	10,000	10,000
MARCH	2001	6,777	8,043	5,880	6,896
MARCH	2002	6,060	8,060	5,766	6,560
MARCH	2003	5,401	6,064	4,223	4,850
MARCH	2004	7,088	8,195	5,584	6,298
MARCH	2005	7,531	8,743	5,648	6,387
MARCH	2006	8,633	9,769	6,391	7,311
MARCH	2007	9,510	10,925	6,844	7,579

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C	Class Y

1-year period ended 3-31-07	3.82%	5.02%	9.38%	10.37%
5-year period ended 3-31-07	8.14%	8.22%	8.38%	–
10-year period ended 3-31-07	–	–	–	–
Since inception of Class (3) through 3-31-07	-0.74%	-0.96%	-0.85%	13.50%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)6-30-00 for Class A shares, 7-13-00 for Class B shares, 7-6-00 for Class C shares and 9-15-04 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY CAPITAL APPRECIATION FUND

Portfolio Highlights

On March 31, 2007, Ivy Capital Appreciation Fund had net assets totaling $83,410,238 invested in a diversified portfolio of:

85.68%	Domestic Common Stocks
9.07%	Foreign Common Stocks
5.25%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on March 31, 2007, your Fund owned:

Technology Stocks	$19.20
Health Care Stocks	$15.68
Financial Services Stocks	$10.10
Energy Stocks	$7.21
Retail Stocks	$6.05
Business Equipment and Services Stocks	$5.40
Cash and Cash Equivalents	$5.25
Transportation Stocks	$4.81
Consumer Nondurables Stocks	$4.44
Consumer Services Stocks	$4.16
Raw Materials Stocks	$3.86
Multi-Industry Stocks	$3.40
Consumer Durables Stocks	$3.27
Capital Goods Stocks	$3.15
Utilities Stocks	$3.10
Shelter Stocks	$0.92

The Investments of Ivy Capital Appreciation Fund
March 31, 2007
COMMON STOCKS	Shares	Value

Air Transportation - 2.62%
AMR Corporation*	7,000	$213,150
Gol Linhas Aereas Inteligentes S.A., ADR	22,000	669,460
Southwest Airlines Co.	55,000	808,500
UTi Worldwide Inc.	20,000	490,900
		2,182,010
Aircraft - 4.12%
Boeing Company (The)	24,000	2,133,840
United Technologies Corporation	20,000	1,300,000
		3,433,840
Banks - 2.45%
Bank of America Corporation	21,000	1,071,420
Citigroup Inc.	19,000	975,460
		2,046,880
Beverages - 1.80%
Coca-Cola Company (The)	12,000	576,000
PepsiCo, Inc.	14,500	921,620
		1,497,620
Broadcasting - 1.77%
Comcast Corporation, Class A*	57,000	1,478,010

Capital Equipment - 0.90%
Illinois Tool Works Inc.	14,500	748,200

Chemicals - Petroleum and Inorganic - 1.78%
Monsanto Company	27,000	1,483,920

Chemicals - Specialty - 0.83%
Mosaic Company*	26,000	693,160

Communications Equipment - 2.70%
Cisco Systems, Inc.*	60,000	1,529,700
QUALCOMM Incorporated	17,000	724,455
		2,254,155
Computers - Main and Mini - 1.80%
Hewlett-Packard Company	37,500	1,505,250

Computers - Micro 1.78%
Apple Inc.*	16,000	1,486,480

Computers - Peripherals - 5.71%
Adobe Systems Incorporated*	42,000	1,751,190
Microsoft Corporation	73,000	2,034,145
Oracle Corporation*	54,000	977,670
		4,763,005
Consumer Electronics - 3.27%
Research In Motion Limited*	20,000	2,729,900

Defense - 1.65%
General Dynamics Corporation	18,000	1,375,200

Electronic Components - 1.44%
Broadcom Corporation, Class A*	21,500	689,182
Texas Instruments Incorporated	17,000	511,700
		1,200,882
Health Care - Drugs - 8.91%
Amgen Inc.*	15,000	837,825
Genentech, Inc.*	12,000	985,440
Genzyme Corporation*	15,000	899,775
Gilead Sciences, Inc.*	27,000	2,064,555
Merck & Co., Inc.	11,000	485,870
Novartis AG, ADR	10,000	546,300
Sepracor Inc.*	10,000	465,950
Shire Pharmaceuticals Group plc, ADR	18,500	1,145,058
		7,430,773
Health Care - General - 2.58%
Da Vita Inc.*	16,000	853,120
Henry Schein, Inc.*	7,000	386,225
St. Jude Medical, Inc.*	15,000	564,150
Wyeth	7,000	350,210
		2,153,705
Hospital Supply and Management - 4.19%
HMS Holdings Corp.*	50,000	1,089,500
Medtronic, Inc.	11,000	539,660
UnitedHealth Group Incorporated	23,000	1,218,310
WellPoint, Inc.*	8,000	648,800
		3,496,270
Hotels and Gaming - 2.39%
Hilton Hotels Corporation	23,000	827,080
Las Vegas Sands, Inc.*	13,500	1,169,235
		1,996,315
Household - General Products - 2.64%
Colgate-Palmolive Company	15,000	1,001,850
Procter & Gamble Company (The)	19,000	1,200,040
		2,201,890
Metal Fabrication - 2.25%
Precision Castparts Corp.	18,000	1,872,900

Mining - 1.25%
Freeport-McMoRan Copper & Gold Inc., Class B	15,700	1,039,183

Multiple Industry - 3.40%
Altria Group, Inc.	17,000	1,492,770
General Electric Company	38,000	1,343,680
		2,836,450

Petroleum - International - 3.41%
Anadarko Petroleum Corporation	12,000	515,760
Apache Corporation	6,000	424,200
Chesapeake Energy Corporation	21,000	648,480
ConocoPhillips	9,000	615,150
Exxon Mobil Corporation	8,500	641,325
		2,844,915
Petroleum - Services - 3.80%
Baker Hughes Incorporated	12,000	793,560
Nabors Industries Ltd.*	11,000	326,370
Patterson-UTI Energy, Inc.	10,000	224,450
Schlumberger Limited	17,000	1,174,700
Transocean Inc.*	8,000	653,600
		3,172,680
Railroad - 1.69%
Burlington Northern Santa Fe Corporation	7,000	563,010
Union Pacific Corporation	8,300	842,865
		1,405,875
Real Estate Investment Trust - 0.92%
Host Hotels & Resorts, Inc.	29,000	762,990

Restaurants - 2.75%
P.F. Chang's China Bistro, Inc.*	13,000	544,375
Panera Bread Company, Class A*	10,000	590,150
YUM! Brands, Inc.	20,000	1,155,200
		2,289,725
Retail - General Merchandise - 1.29%
Costco Wholesale Corporation	20,000	1,077,000

Retail - Specialty Stores - 2.01%
Best Buy Co., Inc.	19,000	925,680
Home Depot, Inc. (The)	20,500	753,170
		1,678,850
Security and Commodity Brokers - 7.65%
AllianceBernstein Holding L.P.	7,000	619,500
Chicago Mercantile Exchange Holdings Inc.	3,400	1,810,364
Fortress Investment Group Holdings LLC, Class A	10,300	295,404
Goldman Sachs Group, Inc. (The)	5,400	1,115,802
Merrill Lynch & Co., Inc.	13,500	1,102,545
Prudential Financial, Inc.	6,000	541,560
UBS AG	15,000	891,450
		6,376,625
Timesharing and Software - 5.40%
aQuantive, Inc.*	27,000	753,300
Google Inc., Class A*	5,800	2,655,733
Yahoo! Inc.*	35,000	1,094,975
		4,504,008
Trucking and Shipping - 0.50%
United Parcel Service, Inc., Class B	6,000	420,600

Utilities - Telephone - 3.10%
AT&T Inc.	18,000	709,740
China Mobile (Hong Kong) Limited, ADR	17,000	762,450
NII Holdings, Inc.*	15,000	1,112,925
		2,585,115

TOTAL COMMON STOCKS - 94.75%		$79,024,381

(Cost: $70,659,148)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Aluminum - 1.87%
Alcoa Incorporated,
5.44%, 4-2-07	$1,559	1,558,764

Utilities - Gas and Pipeline - 2.39%
Michigan Consolidated Gas Co.,
5.33%, 4-2-07	2,000	1,999,704

Utilities - Telephone - 1.68%
Verizon Communications Inc.,
5.35%, 4- 4-07	1,400	1,399,376

TOTAL SHORT-TERM SECURITIES - 5.94%		$4,957,844

(Cost: $4,957,844)

TOTAL INVESTMENT SECURITIES - 100.69%		$83,982,225

(Cost: $75,616,992)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.69%)		(571,987)

NET ASSETS - 100.00%		$83,410,238

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Fund's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts and REMIC - Real Estate Mortgage Investment Conduit.
*No dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY CAPITAL APPRECIATION FUND
      March 31, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $75,617) (Notes 1 and 3)	$83,982
Receivables:
Fund shares sold	1,304
Investment securities sold	405
Dividends and interest	70
Prepaid and other assets	31

Total assets	85,792

LIABILITIES
Payable for investment securities purchased	2,211
Payable to Fund shareholders	131
Accrued shareholder servicing (Note 2)	19
Accrued accounting services fee (Note 2)	4
Accrued management fee (Note 2)	3
Due to custodian	3
Accrued distribution and service fees (Note 2)	2
Other	9

Total liabilities	2,382

Total net assets	$83,410

NET ASSETS
$0.01 par value capital stock:
Capital stock	$84
Additional paid-in capital	74,527
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(3)
Accumulated undistributed net realized gain on investment transactions	437
Net unrealized appreciation in value of investments	8,365

Net assets applicable to outstanding units of capital	$83,410

Net asset value per share (net assets divided by shares outstanding):
Class A	$10.09
Class B	$ 9.43
Class C	$ 9.45
Class Y	$10.10
Capital shares outstanding:
Class A	5,783
Class B	388
Class C	1,204
Class Y	994
Capital shares authorized	300,000

See Notes to Financial Statements.

Statement of Operations
      IVY CAPITAL APPRECIATION FUND
      For the Fiscal Year Ended March 31, 2007
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $4)	$460
Interest and amortization	288

Total income	748

Expenses (Note 2):
Investment management fee	347
Shareholder servicing:
Class A	95
Class B	14
Class C	19
Class Y	3
Service fee:
Class A	104
Class B	6
Class C	19
Class Y	–
Distribution fee:
Class A	–
Class B	19
Class C	57
Class Y	4
Registration fees	52
Accounting services fee	37
Audit fees	22
Custodian fees	9
Legal fees	3
Other	26

Total	836
Less voluntary waiver of expenses (Note 2)	(26)

Total expenses	810

Net investment loss	(62)

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	2,819
Unrealized appreciation in value of investments during the period	2,554

Net gain on investments	5,373

Net increase in net assets resulting from operations	$5,311

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY CAPITAL APPRECIATION FUND
      (In Thousands)

	For the fiscal year ended March 31,
	2007	2006

INCREASE IN NET ASSETS
Operations:
Net investment loss	$(62)	$(153)
Realized net gain on investments	2,819	323
Unrealized appreciation	2,554	3,979

Net increase in net assets resulting from operations	5,311	4,149

Distributions to shareholders from (Note 1F): (1)
Net investment income:
Class A	(–)	(–)
Class B	(–)	(–)
Class C	(–)	(–)
Class Y	(–)	(–)
Realized gains on investment transactions:
Class A	(–)	(–)
Class B	(–)	(–)
Class C	(–)	(–)
Class Y	(–)	(–)

	(–)	(–)

Capital share transactions (Note 5)	32,542	27,007

Total increase	37,853	31,156
NET ASSETS
Beginning of period	45,557	14,401

End of period	$83,410	$45,557

Undistributed net investment loss	$(3)	$(2)

(1)See "Financial Highlights" on pages 53 - 56.

See Notes to Financial Statements.

Financial Highlights
      IVY CAPITAL APPRECIATION FUND (1)
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2007	2006		2005	2004	2003

Net asset value, beginning of period	$9.16		$7.99	$7.52	$5.73	$6.43

Income (loss) from investment operations:
Net investment income (loss)	0.00 (2)	(0.03	)(2)	(0.02)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	0.93 (2)		1.20 (2)	0.49	1.85	(0.67)

Total from investment operations	0.93		1.17	0.47	1.79	(0.70)

Less distributions from:
Net investment income	(0.00)		(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)		(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.00)		(0.00)	(0.00)	(0.00)	(0.00)

Net asset value, end of period	$10.09		$9.16	$7.99	$7.52	$5.73

Total return (3)	10.15%		14.64%	6.25%	31.24%	-10.89%
Net assets, end of period (in millions)	$58		$36	$11	$6	$4
Ratio of expenses to average net assets including voluntary expense waiver	1.35%		1.30%	1.19%	1.47%	1.50%
Ratio of net investment income (loss) to average net assets including voluntary expense waiver	0.05%		-0.29%	0.03%	-1.05%	-0.67%
Ratio of expenses to average net assets excluding voluntary expense waiver	1.40%		1.55%	1.84%	2.12%	2.15%
Ratio of net investment income (loss) to average net assets excluding voluntary expense waiver	0.00%*		-0.54%	-0.62%	-1.70%	-1.32%
Portfolio turnover rate	95%		60%	62%	115%	145%

*Not shown due to rounding.
(1)Capital Appreciation Fund (formerly Tax-Managed Equity Fund) changed its name effective March 31, 2005.
(2)Based on average weekly shares outstanding.
(3)Total return calculated without taking into account the sales load deducted on an initial purchase.

See Notes to Financial Statements.

Financial Highlights
      IVY CAPITAL APPRECIATION FUND (1)
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2007		2006		2005	2004	2003

Net asset value, beginning of period		$8.65		$7.62	$7.26	$5.58	$6.31

Income (loss) from investment operations:
Net investment loss	(0.09	)(2)	(0.11	)(2)	(0.01)	(0.09)	(0.11)
Net realized and unrealized gain (loss) on investments		0.87 (2)		1.14 (2)	0.37	1.77	(0.62)

Total from investment operations		0.78		1.03	0.36	1.68	(0.73)
Less distributions from:
Net investment income	(0.00)			(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)			(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.00)			(0.00)	(0.00)	(0.00)	(0.00)

Net asset value, end of period		$9.43		$8.65	$7.62	$7.26	$5.58

Total return		9.02%		13.52%	4.96%	30.11%	-11.57%
Net assets, end of period (in thousands)	$3,654	$2,173			$1,068	$538	$247
Ratio of expenses to average net assets including voluntary expense waiver		2.47%		2.31%	2.03%	2.28%	2.47%
Ratio of net investment loss to average net assets including voluntary expense waiver	-1.07%			-1.30%	-0.81%	-1.87%	-1.63%
Ratio of expenses to average net assets excluding voluntary expense waiver		2.51%		2.56%	2.68%	2.93%	3.12%
Ratio of net investment loss to average net assets excluding voluntary expense waiver	-1.11%			-1.55%	-1.46%	-2.52%	-2.28%
Portfolio turnover rate		95%		60%	62%	115%	145%

(1)Capital Appreciation Fund (formerly Tax-Managed Equity Fund) changed its name effective March 31, 2005.
(2)Based on average weekly shares outstanding.

See Notes to Financial Statements.

Financial Highlights
      IVY CAPITAL APPRECIATION FUND (1)
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2007		2006		2005	2004	2003

Net asset value, beginning of period		$8.64		$7.60	$7.24	$5.57	$6.32

Income (loss) from investment operations:
Net investment income (loss)	(0.07	)(2)	(0.09	)(2)	0.03	(0.11)	(0.12)
Net realized and unrealized gain (loss) on investments		0.88 (2)		1.13 (2)	0.33	1.78	(0.63)

Total from investment operations		0.81		1.04	0.36	1.67	(0.75)

Less distributions from:
Net investment income	(0.00)			(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)			(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.00)			(0.00)	(0.00)	(0.00)	(0.00)

Net asset value, end of period		$9.45		$8.64	$7.60	$7.24	$5.57

Total return		9.38%		13.68%	4.97%	29.98%	-11.87%
Net assets, end of period (in millions)		$11		$7	$2	$1	$1
Ratio of expenses to average net assets including voluntary expense waiver		2.14%		2.07%	2.15%	2.46%	2.64%
Ratio of net investment loss to average net assets including voluntary expense waiver	-0.75%			-1.05%	-0.96%	-2.05%	-1.81%
Ratio of expenses to average net assets excluding voluntary expense waiver		2.18%		2.32%	2.80%	3.11%	3.29%
Ratio of net investment loss to average net assets excluding voluntary expense waiver	-0.79%			-1.30%	-1.61%	-2.70%	-2.46%
Portfolio turnover rate		95%		60%	62%	115%	145%

(1)Capital Appreciation Fund (formerly Tax-Managed Equity Fund) changed its name effective March 31, 2005.
(2)Based on average weekly shares outstanding.

See Notes to Financial Statements.

Financial Highlights
      IVY CAPITAL APPRECIATION FUND (1)
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,			For the period from 9-15-04(2) to
	2007	2006		3-31-05

Net asset value, beginning of period	$9.16		$7.99	$7.33

Income (loss) from investment operations:
Net investment income (loss)	0.01 (3)	(0.02	)(3)	0.03
Net realized and unrealized gain on investments	0.93 (3)		1.19 (3)	0.63

Total from investment operations	0.94		1.17	0.66

Less distributions from:
Net investment income	(0.00)		(0.00)	(0.00)
Capital gains	(0.00)		(0.00)	(0.00)

Total distributions	(0.00)		(0.00)	(0.00)

Net asset value, end of period	$10.10		$9.16	$7.99

Total return	10.37%		14.64%	9.00%
Net assets, end of period (in thousands)	$10,049	$798		$108
Ratio of expenses to average net assets including voluntary expense waiver	1.27%		1.20%	1.11	%(4)
Ratio of net investment income (loss) to average net assets including voluntary expense waiver	0.16%		-0.23%	0.47	%(4)
Ratio of expenses to average net assets excluding voluntary expense waiver	1.31%		1.45%	1.76	%(4)
Ratio of net investment income (loss) to average net assets excluding voluntary expense waiver	0.12%		-0.48%	-0.18	%(4)
Portfolio turnover rate	95%		60%	62	%(5)

(1)Capital Appreciation Fund (formerly Tax-Managed Equity Fund) changed its name effective March 31, 2005.
(2)Commencement of operations of the class.
(3)Based on average weekly shares outstanding.
(4)Annualized.
(5)For the fiscal year ended March 31, 2005.

See Notes to Financial Statements.

Managers' Discussion of Ivy Core Equity Fund

      March 31, 2007

Below, Gustav C. Zinn, CFA, and Erik R. Becker, CFA, portfolio managers of the Ivy Core Equity Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2007. Mr. Zinn and Mr. Becker have each managed the Fund for one year. Both men have eight years of industry experience.

STYLE
VALUE	BLEND	GROWTH
		X	LARGE	CAPITALIZATION
MEDIUM
SMALL

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

The Fund advanced 7.71 percent (Class C shares) for the 12 months ended March 31, 2007, less than its benchmark and its peer group. The S&P 500 Index (reflecting the performance of securities that generally represent the large-cap growth market) increased 11.83 percent, while the Lipper Large-Cap Core Funds Universe Average (reflecting the universe of funds with similar investment objectives) increased 9.86 percent for the same period.

Disappointments in three areas

The vast majority of the Fund's underperformance over the past 12 months was due to poor stock selection in the energy, health care and financials sectors. Top-performing sectors in the S&P 500 for the year were telecommunication services, materials and utilities, with the worst being health care, information technology and industrials. For the Fund, consumer discretionary, telecommunication services and materials led the sector pack. On a stock-specific basis, Las Vegas Sands, Inc., Deere & Company and Exxon Mobil Corporation were the most positive contributors to performance.

We maintained our approach

Given the above, our portfolio strategy remains the same, and we don't expect it to change. Our core belief is that long-term earnings power relative to market expectations is the key driver of stock performance. We base this belief on two primary approaches: First, we use top-down analysis to identify trends where we think a specific industry is set to experience multi-year growth ahead of expectations. Once identified, we invest in the dominant companies that we feel should most benefit from this. Our second approach is bottom-up analysis across all sectors, attempting to identify companies where long-term earnings power is higher than the market expects. These are company-specific stories where cost cutting, new management and/or new products are often the catalysts. We judge market expectations under both approaches by analyzing Wall Street estimates, as well as historical valuation work.

Currently, the most prominent themes in the portfolio are aerospace/defense, agriculture and consumer technology. We believe all three of these themes have multiple years of strong growth ahead and, as such, have invested in what we feel are key beneficiaries such as Boeing Company, Deere & Company and Apple, Inc., respectively. Oil service is another industry where we believe growth is underestimated and we continue to have significant exposure. Company-specific investments currently include Abbott Laboratories, Tiffany & Co., Xerox Corporation and Ford Motor Company.

Over the past 12 months we made a number of portfolio modifications that increased turnover to a higher rate than we expect to be the case in the coming months. We reduced the total number of holdings by more than a dozen stocks. In conjunction with this move, we have materially increased the weightings in stocks in which we had the highest level of confidence. We would expect this to have a significant positive impact on future performance. With regard to sector positioning over the course of this past year, the most significant change to the portfolio was a reduction of the energy weighting by nearly half, with the difference reallocated to consumer discretionary and financials.

Farming for opportunity

Within the industrials sector, although the weighting remained about the same, the composition changed dramatically. We consolidated our position sizes and increased our exposure to reflect our positive view on the agriculture and aerospace/defense cycles, especially considering an expected secular growth in agriculture that has emerged as an important theme over the past 12 months. In short, demand for ethanol in the U.S., combined with increasing foreign demand for agricultural commodities, has led to substantial increases in farm commodity prices that we believe may be sustained indefinitely. As such, we added stocks such as Monsanto Company and E.I. duPont de Nemeurs and Company and increased our weighting in Deere & Company, all in an effort to capitalize on this long-term theme.

Changes to Top 10 Equity Holdings March 31, 2007 compared to March 31, 2006
Company	Change in weighting

Boeing Company (The)	New to Top 10
Deere & Company	New to Top 10
Abbott Laboratories	New to Top 10
J.P. Morgan Chase & Co.	New to Top 10
General Dynamics Corporation	Decreased
Hewlett-Packard Company	New to Top 10
Adobe Systems Incorporated	New to Top 10
Exxon Mobil Corporation	Decreased
UBS AG	New to Top 10
Goldman Sachs Group, Inc. (The)	New to Top 10

See your advisor or www.ivyfunds.com for more information on the Fund's most recently published Top 10 Holdings.

Our outlook

On a macro level, 2006 was a relatively healthy year for the domestic economy. Among the most important market events over the past 12 months arguably has been the recent meltdown in the subprime mortgage market, where a number of lenders had their funding lines pulled and were essentially put into bankruptcy in a matter of weeks. Consequently, the U.S. housing market has been a key area of concern due to overextension of credit, an oversupply of new homes and a deteriorating sales market. With house price appreciation now flat-lined, coupled with tighter subprime lending standards, we think that it will take time to work through this inventory glut. As is usually the case with these types of cycles, greed and even fraud is usually the final act, and the unwinding on the downside can be quick, as has been the case in the subprime mortgage arena.

The key question now is how these events more broadly affect markets and the Fund. We currently believe these problems will not spread to other areas of the credit market and reverse the "liquidity boom" that is a critical underpinning to today's market. With the consumer accounting for 70 percent of gross domestic product, job growth and access to credit are two important "legs of the stool" that we think are likely to remain intact. Elsewhere, the strong growth fundamentals in emerging economies such as Eastern Europe, China and India continue to have significant positive effects on many industries and companies in the U.S. While the U.S. consumer is important for these emerging economies, domestic consumption growth helps to reduce their dependence on the U.S. consumer, something we view as an important attribute. With market valuations attractive, interest rates still at historic lows and our expectation that the Federal Reserve likely will remain "on hold," we believe strong returns are quite possible over the next 12 months.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment
Ivy Core Equity Fund, Class C Shares (1)	$17,941
S&P 500 Index	$22,011
Lipper Large-Cap Core Funds Universe Average	$19,685

				LIPPER
		IVY CORE		LARGE-CAP
		EQUITY FUND,	S&P 500	CORE FUNDS
		CLASS C SHARES	INDEX	UNIVERSE AVERAGE

MARCH	1997	10,000	10,000	10,000
MARCH	1998	13,957	14,804	14,286
MARCH	1999	15,000	17,548	16,118
MARCH	2000	18,597	20,736	19,012
MARCH	2001	15,548	16,204	15,576
MARCH	2002	14,935	16,238	15,440
MARCH	2003	11,048	12,218	11,540
MARCH	2004	13,332	16,510	15,300
MARCH	2005	14,798	17,615	16,096
MARCH	2006	16,657	19,682	17,919
MARCH	2007	17,941	22,011	19,685

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class C based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C (3)	Class Y

1-year period ended 3-31-07	2.30%	3.59%	7.71%	8.69%
5-year period ended 3-31-07	3.34%	3.41%	3.74%	4.72%
10-year period ended 3-31-07	–	–	6.02%	6.96%
Since inception of Class(4) through 3-31-07	-0.75%	-1.03%	–	–

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.

(4)7-3-00 for Class A shares and 7-11-00 for Class B shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY CORE EQUITY FUND

Portfolio Highlights

On March 31, 2007, Ivy Core Equity Fund had net assets totaling $255,552,877 invested in a diversified portfolio of:

87.56%	Domestic Common Stocks
6.82%	Cash and Cash Equivalents
5.62%	Foreign Common Stocks

As a shareholder of the Fund, for every $100 you had invested on March 31, 2007, your Fund owned:

Technology Stocks	$25.96
Financial Services Stocks	$15.52
Capital Goods Stocks	$7.93
Energy Stocks	$7.38
Health Care Stocks	$7.24
Raw Materials Stocks	$7.17
Retail Stocks	$6.88
Cash and Cash Equivalents	$6.82
Miscellaneous Stocks	$5.31
Consumer Nondurables Stocks	$3.91
Consumer Services Stocks	$3.68
Multi-Industry Stocks	$2.20

The Investments of Ivy Core Equity Fund
March 31, 2007
COMMON STOCKS	Shares	Value

Aircraft - 7.95%
Boeing Company (The)	121,600	$10,811,456
Lockheed Martin Corporation	59,600	5,782,392
United Technologies Corporation	57,300	3,724,500
		20,318,348
Beverages - 2.90%
Coca-Cola Company (The)	54,000	2,592,000
PepsiCo, Inc.	75,666	4,809,331
		7,401,331
Broadcasting - 2.56%
Comcast Corporation, Class A Special*	256,750	6,538,139

Capital Equipment - 5.03%
Deere & Company	82,311	8,942,267
Illinois Tool Works Inc.	75,700	3,906,120
		12,848,387
Chemicals - Petroleum and Inorganic - 5.17%
E.I. du Pont de Nemours and Company	134,400	6,643,392
Monsanto Company	119,700	6,578,712
		13,222,104
Chemicals - Specialty - 2.00%
Air Products and Chemicals, Inc.	69,059	5,102,769

Communications Equipment - 3.41%
Cisco Systems, Inc.*	240,700	6,136,647
QUALCOMM Incorporated	60,500	2,578,208
		8,714,855
Computers - Main and Mini - 5.50%
Hewlett-Packard Company	195,300	7,839,342
Xerox Corporation*	368,600	6,225,654
		14,064,996
Computers - Micro - 2.41%
Apple Inc.*	66,300	6,159,601

Computers - Peripherals - 2.95%
Adobe Systems Incorporated*	181,100	7,550,964

Defense - 3.20%
General Dynamics Corporation	107,100	8,182,440

Electronic Components - 0.54%
SanDisk Corporation*	31,700	1,388,935

Food and Related - 1.01%
Dean Foods Company*	55,000	2,570,700

Health Care - Drugs - 5.83%
Abbott Laboratories	154,200	8,604,360
Amgen Inc.*	63,100	3,524,451
Novartis AG, Registered Shares (A)(B)	50,500	2,758,815
		14,887,626
Hospital Supply and Management - 1.41%
Medtronic, Inc.	73,501	3,605,959

Metal Fabrication - 1.51%
Precision Castparts Corp.	37,100	3,860,255

Motion Pictures - 1.12%
News Corporation Limited, Class B	117,300	2,870,331

Motor Vehicles - 1.64%
Ford Motor Company	531,300	4,191,957

Multiple Industry - 2.20%
Altria Group, Inc.	64,100	5,628,621

Non-Residential Construction - 1.39%
Fluor Corporation	39,500	3,543,940

Petroleum - International - 2.89%
Exxon Mobil Corporation	97,779	7,377,425

Petroleum - Services - 4.49%
Schlumberger Limited	60,076	4,151,252
Smith International, Inc.	63,700	3,060,785
Weatherford International Ltd.*	94,500	4,261,950
		11,473,987
Railroad - 1.69%
Union Pacific Corporation	42,500	4,315,875

Restaurants - 1.00%
YUM! Brands, Inc.	44,200	2,552,992

Retail - General Merchandise - 1.02%
Target Corporation	43,900	2,601,514

Retail - Specialty Stores - 4.86%
Best Buy Co., Inc.	78,600	3,829,392
Lowe's Companies, Inc.	136,800	4,307,832
Tiffany & Co.	94,300	4,288,764
		12,425,988
Security and Commodity Brokers - 15.52%
Charles Schwab Corporation (The)	307,700	5,623,217
Goldman Sachs Group, Inc. (The)	34,000	7,025,420
J.P. Morgan Chase & Co.	169,600	8,205,248
Merrill Lynch & Co., Inc.	55,600	4,540,852
Prudential Financial, Inc.	76,800	6,931,968
UBS AG (A)	123,500	7,337,942
		39,664,647
Utilities - Electric - 1.98%
Mirant Corporation*	125,200	5,065,592

TOTAL COMMON STOCKS - 93.18%		$238,130,278

(Cost: $199,065,133)

SHORT-TERM SECURITIES - 1.60%	Principal Amount in Thousands

Forest and Paper Products
Sonoco Products Co.,
5.47%, 4-2-07	$4,090	4,089,379
(Cost: $4,089,379)

TOTAL INVESTMENT SECURITIES - 94.78%		$242,219,657

(Cost: $203,154,512)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 5.22%		13,333,220

NET ASSETS - 100.00%		$255,552,877

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Fund's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts and REMIC - Real Estate Mortgage Investment Conduit.
*No dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.
(B)Security valued in good faith by the Valuation Committee appointed by the Board of Directors.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY CORE EQUITY FUND
      March 31, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $203,155) (Notes 1 and 3)	$242,220
Receivables:
Investment securities sold	19,293
Dividends and interest	243
Fund shares sold	181
Prepaid and other assets	39

Total assets	261,976

LIABILITIES
Payable for investment securities purchased	5,071
Payable to Fund shareholders	964
Due to custodian	193
Accrued shareholder servicing (Note 2)	88
Accrued management fee (Note 2)	10
Accrued accounting services fee (Note 2)	8
Accrued distribution fee (Note 2)	7
Accrued service fee (Note 2)	3
Other	79

Total liabilities	6,423

Total net assets	$255,553

NET ASSETS
$0.01 par value capital stock:
Capital stock	$265
Additional paid-in capital	206,510
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(67)
Accumulated undistributed net realized gain on investment transactions	9,779
Net unrealized appreciation in value of investments	39,066

Net assets applicable to outstanding units of capital	$255,553

Net asset value per share (net assets divided by shares outstanding):
Class A	$10.03
Class B	$ 9.34
Class C	$ 9.44
Class Y	$10.49
Capital shares outstanding:
Class A	8,273
Class B	1,109
Class C	16,882
Class Y	278
Capital shares authorized	400,000

See Notes to Financial Statements.

Statement of Operations
      IVY CORE EQUITY FUND
      For the Fiscal Year Ended March 31, 2007
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $16)	$3,439
Interest and amortization	620

Total income	4,059

Expenses (Note 2):
Investment management fee	1,796
Distribution fee:
Class B	81
Class C	1,252
Class Y	4
Shareholder servicing:
Class A	239
Class B	51
Class C	531
Class Y	3
Service fee:
Class A	193
Class B	27
Class C	417
Accounting services fee	93
Audit fees	32
Custodian fees	13
Legal fees	3
Other	147

Total expenses	4,882

Net investment loss	(823)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	35,697
Realized net loss on foreign currency transactions	(13)

Realized net gain on investments	35,684
Unrealized depreciation in value of investments during the period	(15,215)

Net gain on investments	20,469

Net increase in net assets resulting from operations	$19,646

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY CORE EQUITY FUND
      (In Thousands)

	For the fiscal year ended March 31,
	2007	2006

DECREASE IN NET ASSETS
Operations:
Net investment loss	$(823)	$(1,525)
Realized net gain on investments	35,684	41,835
Unrealized depreciation	(15,215)	(9,168)

Net increase in net assets resulting from operations	19,646	31,142

Distributions to shareholders from (Note 1F): (1)
Net investment income:
Class A	(–)	(–)
Class B	(–)	(–)
Class C	(–)	(–)
Class Y	(–)	(–)
Realized gains on investment transactions:
Class A	(7,910)	(–)
Class B	(1,144)	(–)
Class C	(17,672)	(–)
Class Y	(147)	(–)

	(26,873)	(–)

Capital share transactions (Note 5)	2,844	(33,198)

Total decrease	(4,383)	(2,056)
NET ASSETS
Beginning of period	259,936	261,992

End of period	$255,553	$259,936

Undistributed net investment loss	$(67)	$(59)

(1)See "Financial Highlights" on pages 68 - 71.

See Notes to Financial Statements.

Financial Highlights
      IVY CORE EQUITY FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$10.24	$9.03	$8.08	$6.63	$8.89

Income (loss) from investment operations:
Net investment income (loss)	(0.00)	(0.00)	0.02	0.01	(0.08)
Net realized and unrealized gain (loss) on investments	0.88	1.21	0.93	1.44	(2.18)

Total from investment operations	0.88	1.21	0.95	1.45	(2.26)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(1.09)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(1.09)	(0.00)	(0.00)	(0.00)	(0.00)

Net asset value, end of period	$10.03	$10.24	$9.03	$8.08	$6.63

Total return (1)	8.54%	13.40%	11.76%	21.87%	-25.42%
Net assets, end of period (in millions)	$83	$74	$65	$75	$13
Ratio of expenses to average net assets	1.37%	1.42%	1.50%	1.46%	1.31%
Ratio of net investment income (loss) to average net assets	0.21%	-0.03%	0.07%	0.24%	0.28%
Portfolio turnover rate	114%	79%	42%	59%	39%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.

See Notes to Financial Statements.

Financial Highlights
      IVY CORE EQUITY FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$9.70	$8.63	$7.78	$6.45	$8.74

Income (loss) from investment operations:
Net investment loss	(0.07)	(0.10)	(0.07)	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investments	0.80	1.17	0.92	1.38	(2.23)

Total from investment operations	0.73	1.07	0.85	1.33	(2.29)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(1.09)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(1.09)	(0.00)	(0.00)	(0.00)	(0.00)

Net asset value, end of period	$9.34	$9.70	$8.63	$7.78	$6.45

Total return	7.45%	12.40%	10.93%	20.62%	-26.20%
Net assets, end of period (in millions)	$11	$11	$12	$12	$5
Ratio of expenses to average net assets	2.29%	2.32%	2.36%	2.42%	2.36%
Ratio of net investment loss to average net assets	-0.71%	-0.94%	-0.77%	-0.66%	-0.76%
Portfolio turnover rate	114%	79%	42%	59%	39%

See Notes to Financial Statements.

Financial Highlights
      IVY CORE EQUITY FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$9.77	$8.68	$7.82	$6.48	$8.76

Income (loss) from investment operations:
Net investment loss	(0.06)	(0.09)	(0.06)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	0.82	1.18	0.92	1.38	(2.24)

Total from investment operations	0.76	1.09	0.86	1.34	(2.28)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(1.09)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(1.09)	(0.00)	(0.00)	(0.00)	(0.00)

Net asset value, end of period	$9.44	$9.77	$8.68	$7.82	$6.48

Total return	7.71%	12.56%	11.00%	20.68%	-26.03%
Net assets, end of period (in millions)	$159	$173	$183	$200	$200
Ratio of expenses to average net assets	2.13%	2.17%	2.22%	2.27%	2.18%
Ratio of net investment loss to average net assets	-0.55%	-0.79%	-0.63%	-0.45%	-0.58%
Portfolio turnover rate	114%	79%	42%	59%	39%

See Notes to Financial Statements.

Financial Highlights
      IVY CORE EQUITY FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$10.65	$9.38	$8.37	$6.86	$9.19

Income (loss) from investment operations:
Net investment income	0.04 (1)	0.09	0.25	0.05	0.04
Net realized and unrealized gain (loss) on investments	0.89 (1)	1.18	0.76	1.46	(2.37)

Total from investment operations	0.93	1.27	1.01	1.51	(2.33)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(1.09)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(1.09)	(0.00)	(0.00)	(0.00)	(0.00)

Net asset value, end of period	$10.49	$10.65	$9.38	$8.37	$6.86

Total return	8.69%	13.54%	12.07%	22.01%	-25.35%
Net assets, end of period (in millions)	$3	$2	$2	$2	$2
Ratio of expenses to average net assets	1.21%	1.22%	1.24%	1.26%	1.20%
Ratio of net investment income to average net assets	0.35%	0.16%	0.34%	0.61%	0.40%
Portfolio turnover rate	114%	79%	42%	59%	39%

(1)Based on average weekly shares outstanding.

See Notes to Financial Statements.

Manager's Discussion of Ivy Energy Fund

      March 31, 2007

Below, David P. Ginther, CPA, portfolio manager of the Ivy Energy Fund, discusses positioning, performance and results for the Fund's initial fiscal period ended March 31, 2007. He has managed the Fund since its inception on April 3, 2006. He has 12 years of industry experience.

STYLE
VALUE	BLEND	GROWTH
		X	LARGE	CAPITALIZATION
MEDIUM
SMALL

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data since inception. Source: Morningstar

The Fund rose 3.50 percent (Class A shares at net asset value) from April 3, 2006 to March 31, 2007. By comparison, the S&P 1500 Energy Sector Index (reflecting the performance of stocks that generally represent the energy market) increased 15.24 percent during the same period, while the Lipper Natural Resources Funds Universe Average (reflecting the universe of funds with similar investment objectives) increased 7.26 percent from March 31, 2006 to March 31, 2007.

An exceptionally challenging start

We are disappointed at the unacceptably weak level of relative performance that we provided for the Fund's initial fiscal period. April 2006 was not an ideal time to begin managing an energy portfolio, and our initial results reflect the extreme challenges of especially volatile market conditions during our first few months of operation.

Almost a year ago, investors faced large swings in both energy prices and the market values of energy-related equities. During the initial fiscal period, we had more than our share of short-term performance setbacks that resulted from untimely positionings in certain global natural gas and oil exploration/production companies, coal mining firms and other energy-related businesses.

Since August, however, U.S. equity markets generally provided strong returns, especially in the fourth quarter of 2006, and energy prices began to stabilize. The sector had faced a summer glut of gasoline inventories and generally mild autumn weather in the U.S. Over the period, there was also a lack of any major hurricanes in the Gulf of Mexico. Some energy stocks fell by double digit amounts during the late spring and early summer of 2006, but then rebounded in the fourth quarter. In fact, the S&P 1500 Energy Sector's fourth quarter 2006 return of 11.09 percent was significantly higher than the 6.70 percent rise of the broader S&P 500 Index for the fourth quarter.

Overall, the U.S. equity market responded positively during the fiscal period to the Federal Reserve's neutral stance on interest rates. Some believe the Fed's next move may be to ease interest rates, which we believe would be viewed as positive for energy. The split government resulting from the change in leadership in Congress following the mid-term U.S. elections was viewed as a positive development by equity markets. Nevertheless, we are concerned about the possible impact of potentially higher U.S. taxes for the sector, given the change in Congressional leadership, or a change in foreign policy that could affect the geopolitical landscape in the Middle East.

Short-term weakness, but positive long-term energy demand

In an effort to build value for the future during the Fund's initial fiscal period, we focused on natural gas as the spot price fell to a four-year low due to record high storage levels. Also, we increased our exposure to more traditional energy sectors such as exploration and production companies and oil service companies, and remained cautious on the alternative sectors as the flow of capital growth slowed due to lower commodity prices. To us, the sector's long-term global fundamentals remain positive. We see a continued lack of energy supply growth to meet future consumer and industrial demand growth, especially in emerging markets.

Our outlook

We believe the near-term direction in the energy markets will be driven more by global weather and less by long-term fundamentals. Oil markets remain structurally tight as demand and supply remain in balance. But, several questions surrounding the oil markets in the near future are creating a very volatile energy market. First, will non-OPEC production growth match worldwide demand growth? Second, will OPEC have to cut production, thus increasing spare production capacity? On the domestic natural gas market, inventory this past heating season was at record high levels, leaving the natural gas market to be corrected by either a weather driven demand cycle or a reduction in drilling activity to reduce inventory. Furthermore, we believe the worldwide economy will continue to grow in 2007, but at a lower sustainable growth rate than 2006, thus potentially increasing demand for more energy.

We believe the global infrastructure cycle is a long-term growth theme as emerging economies continue to demand more energy, materials and higher standards of living. Oil and natural gas prices, while volatile this past year, remained much higher than compared to just a few years ago. Just under a fifth of the portfolio is invested in overseas-based companies that we believe are well-positioned to benefit from rising global demand for energy, especially in Asia.

To get a sense of the impact of global energy demand and geopolitical events, one only need drive past a gasoline station for a few weeks after bad weather or bad news to see how quickly $2.25 a gallon for medium-grade unleaded can become close to $3 a gallon. A long-term question for many Americans may be: do we participate in the potential benefits of this global demand as investors in the sector, and accept the market volatility that comes with it? Or do we simply allow ourselves to be subjected to higher costs as consumers?

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification.

Investing in the energy sector can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends and political developments, and the cost assumed by energy companies in complying with environmental safety regulations.

These and other risks are more fully described in the Fund's prospectus.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment
Ivy Energy Fund:
Class A Shares (1)(2)	$9,755
Class B Shares (2)	$10,290
Class C Shares (2)	$10,300
Class Y Shares (2)	$10,380
S&P 1500 Energy Sector Index	$11,524
Lipper Natural Resources Funds Universe Average	$10,726

		IVY ENERGY FUND,	IVY ENERGY FUND,	IVY ENERGY FUND,	IVY ENERGY FUND,	S&P 1500 ENERGY SECTOR	LIPPER NATURAL RESOURCES FUNDS
		CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	CLASS Y SHARES	INDEX	UNIVERSE AVERAGE

Inception 4/3/06		9,425	10,000	10,000	10,000	10,000	10,000
JUNE	2006	9,614	10,180	10,180	10,200	10,440	10,082
SEPT	2006	8,718	9,230	9,220	9,260	10,102	9,218
DEC	2006	9,321	9,850	9,860	9,920	11,222	10,118
MARCH	2007	9,755	10,290	10,300	10,380	11,524	10,726

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment..

(2)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(3)
	Class A	Class B	Class C	Class Y

1-year period ended 3-31-07	–	–	–	–
5-year period ended 3-31-07	–	–	–	–
10-year period ended 3-31-07	–	–	–	–
Cumulative return since inception of Class (4) through 3-31-07	-2.45%	-2.10%	2.00%	3.80%

(3)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(4)4-3-06 for Class A, Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY ENERGY FUND

Portfolio Highlights

On March 31, 2007, Ivy Energy Fund had net assets totaling $7,589,528 invested in a diversified portfolio of:

79.08%	Domestic Common Stocks
18.29%	Foreign Common Stocks
2.63%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on March 31, 2007, your Fund was invested by industry and geographic regions, respectively, as follows:

Energy Stocks	$68.90
Capital Goods	$11.33
Utilities Stocks	$9.68
Business Equipment and Services Stocks	$2.64
Cash and Cash Equivalents	$2.63
Raw Materials Stocks	$2.50
Miscellaneous Stocks	$2.32

Country Weightings
North America	$85.06
United States	$79.29
Canada	$5.77
Bahamas/Caribbean	$6.76
Bermuda	$4.77
Cayman Islands	$1.99
Pacific Basin	$2.68
Cash and Cash Equivalents	$2.63
Europe	$2.37
France	$1.59
Norway	$0.78
South America	$0.50

The Investments of Ivy Energy Fund
March 31, 2007
COMMON STOCKS	Shares	Value

Business Equipment and Services - 2.64%
Bucyrus International, Inc., Class A	1,650	$84,909
Headwaters Incorporated*	1,850	40,422
Jacobs Engineering Group Inc.*	1,600	74,640
		199,971
Capital Equipment - 5.51%
Cameron International Corporation*	3,375	211,916
Shaw Group Inc. (The)*	2,025	63,322
SunPower Corporation, Class A*	1,575	71,670
Suntech Power Holdings Co., Ltd., ADR*	2,050	70,951
		417,859
Chemicals - Specialty - 0.77%
VeraSun Energy Corporation*	2,950	58,617

Coal - 3.49%
Alpha Natural Resources, Inc.*	3,200	50,016
Foundation Coal Holdings, Inc.	1,675	57,519
Massey Energy Company	1,850	44,382
Peabody Energy Corporation	2,800	112,672
		264,589
Electrical Equipment - 2.91%
Canadian Solar Inc.*	5,800	56,637
First Solar, Inc.*	2,850	148,115
Hydrogenics Corporation*	17,100	16,416
		221,168
Electronic Components - 0.56%
Evergreen Solar, Inc.*	4,350	42,391

Electronic Instruments - 0.80%
Energy Conversion Devices, Inc.*	1,750	61,057

Mining - 1.73%
Arch Coal, Inc.	1,875	57,544
Cameco Corporation	1,800	73,692
		131,236
Multiple Industry - 0.96%
General Electric Company	2,050	72,488

Non-Residential Construction - 2.91%
Fluor Corporation	1,550	139,066
Technip SA, ADR	1,125	82,013
		221,079
Petroleum - Canada - 0.93%
Suncor Energy Inc.	925	70,624

Petroleum - Domestic - 5.05%
ENSCO International Incorporated	2,275	123,760
Sunoco, Inc.	1,400	98,616
Valero Energy Corporation	1,775	114,470
XTO Energy Inc.	850	46,589
		383,435
Petroleum - International - 31.12%
Anadarko Petroleum Corporation	3,025	130,014
Apache Corporation	2,600	183,820
BP p.l.c., ADR	2,575	166,731
CNOOC Limited, ADR	400	35,052
ConocoPhillips	2,250	153,787
Devon Energy Corporation	2,325	160,937
EOG Resources, Inc.	2,300	164,082
Exxon Mobil Corporation	3,450	260,302
Hess Corporation	1,475	81,818
Marathon Oil Corporation	1,450	143,304
Newfield Exploration Company*	4,550	189,780
Noble Energy, Inc.	3,225	192,371
Occidental Petroleum Corporation	2,975	146,697
PetroChina Company Limited, ADR	350	40,982
Petroleo Brasileiro S.A. - Petrobras, ADR	375	37,316
Statoil ASA, ADR	2,200	59,576
TOTAL S.A., ADR	550	38,379
Talisman Energy Inc.	7,800	136,968
Ultra Petroleum Corp.*	750	39,848
		2,361,764
Petroleum - Services - 28.31%
BJ Services Company	4,350	121,365
Baker Hughes Incorporated	3,250	214,922
Complete Production Services, Inc.*	6,800	135,388
FMC Technologies, Inc.*	650	45,344
Grant Prideco, Inc.*	3,650	181,916
Halliburton Company	3,850	122,199
Nabors Industries Ltd.*	6,200	183,954
National Oilwell Varco, Inc.*	3,350	260,597
Schlumberger Limited	3,825	264,307
Smith International, Inc.	3,500	168,175
TODCO, Class A*	3,000	120,990
Transocean Inc.*	1,850	151,145
Weatherford International Ltd.*	3,950	178,145
		2,148,447
Utilities - Electric - 4.74%
Entergy Corporation	1,875	196,725
Exelon Corporation	2,375	163,186
		359,911
Utilities - Gas and Pipeline - 4.94%
Enbridge Inc.	4,300	140,395
Kinder Morgan, Inc.	1,475	157,014
Southwestern Energy Company*	1,900	77,862
		375,271

TOTAL COMMON STOCKS - 97.37%		$7,389,907

(Cost: $7,063,554)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Aluminum - 3.55%
Alcoa Incorporated,
5.44%, 4-2-07	$269	268,959

Capital Equipment - 3.29%
Caterpillar Inc.,
5.3%, 4-9-07	250	249,706

Household - General Products - 3.95%
Fortune Brands Inc.,
5.5%, 4-2-07	300	299,954

Utilities - Telephone - 3.95%
Verizon Communications Inc.,
5.35%, 4-4-07	300	299,866

TOTAL SHORT-TERM SECURITIES - 14.74%		$1,118,485

(Cost: $1,118,485)

TOTAL INVESTMENT SECURITIES - 112.11%		$8,508,392

(Cost: $8,182,039)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (12.11%)		(918,864)

NET ASSETS - 100.00%		$7,589,528

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Fund's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts and REMIC - Real Estate Mortgage Investment Conduit.
*No dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY ENERGY FUND
      March 31, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $8,182) (Notes 1 and 3)	$8,508
Cash	1
Receivables:
Fund shares sold	32
Dividends and interest	3
Prepaid and other assets	41

Total assets	8,585

LIABILITIES
Payable to Fund shareholders	979
Accrued shareholder servicing (Note 2)	3
Payable for investment securities purchased	2
Accrued distribution and service fees (Note 2)	–	*
Other	11

Total liabilities	995

Total net assets	$7,590

NET ASSETS
$0.01 par value capital stock:
Capital stock	$7
Additional paid-in capital	7,257
Accumulated undistributed income:
Accumulated undistributed net investment income	–
Accumulated undistributed net realized gain on investment transactions	–
Net unrealized appreciation in value of investments	326

Net assets applicable to outstanding units of capital	$7,590

Net asset value per share (net assets divided by shares outstanding):
Class A	$10.35
Class B	$10.29
Class C	$10.30
Class Y	$10.38
Capital shares outstanding:
Class A	506
Class B	74
Class C	101
Class Y	53
Capital shares authorized	250,000

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations
      IVY ENERGY FUND
      For the Period from April 3, 2006 (1) through March 31, 2007
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $1)	$44
Interest and amortization	32

Total income	76

Expenses (Note 2):
Registration fees	76
Investment management fee	44
Shareholder servicing:
Class A	14
Class B	1
Class C	1
Class Y	1
Distribution fee:
Class B	4
Class C	6
Class Y	1
Service fee:
Class A	8
Class B	1
Class C	2
Custodian fees	8
Prospectus printing	8
Audit fees	6
Legal fees	4
Other	6

Total	191
Less voluntary waiver of investment management fee (Note 2)	(44)

Total expenses	147

Net investment loss	(71)

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	15
Unrealized appreciation in value of investments during the period	326

Net gain on investments	341

Net increase in net assets resulting from operations	$270

(1)Commencement of operations.

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY ENERGY FUND
      (In Thousands)

For the period from 4-3-06(1) through
3-31-07

INCREASE IN NET ASSETS
Operations:
Net investment loss	$(71)
Realized net gain on investments	15
Unrealized appreciation	326

Net increase in net assets resulting from operations	270

Distributions to shareholders from (Note 1F): (2)
Net investment income:
Class A	(–)
Class B	(–)
Class C	(–)
Class Y	(–)
Realized gains on investment transactions:
Class A	(–)
Class B	(–)
Class C	(–)
Class Y	(–)

(–)

Capital share transactions (Note 5)	7,320

Total increase	7,590
NET ASSETS
Beginning of period	–

End of period	$7,590

Undistributed net investment income	$–

(1)Commencement of operations.
(2)See "Financial Highlights" on page 84 - 87.

See Notes to Financial Statements.

Financial Highlights
      IVY ENERGY FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout the Period:

	For the period from 4-3-06(1) to
	3-31-07

Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss	(0.09)
Net realized and unrealized gain on investments	0.44

Total from investment operations	0.35

Less distributions from:
Net investment income	(0.00)
Capital gains	(0.00)

Total distributions	(0.00)

Net asset value, end of period	$10.35

Total return (2)	3.50%
Net assets, end of period (in millions)	$5
Ratio of expenses to average net assets including voluntary expense waiver	2.74	%(3)
Ratio of net investment loss to average net assets including voluntary expense waiver	-1.30	%(3)
Ratio of expenses to average net assets excluding voluntary expense waiver	3.58	%(3)
Ratio of net investment loss to average net assets excluding voluntary expense waiver	-2.14	%(3)
Portfolio turnover rate	11%

(1)Commencement of operations of the class.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY ENERGY FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout the Period:

	For the period from 4-3-06(1) to
	3-31-07

Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss	(0.13)
Net realized and unrealized gain on investments	0.42

Total from investment operations	0.29

Less distributions from:
Net investment income	(0.00)
Capital gains	(0.00)

Total distributions	(0.00)

Net asset value, end of period	$10.29

Total return	2.90%
Net assets, end of period (in millions)	$1
Ratio of expenses to average net assets including voluntary expense waiver	3.13	%(2)
Ratio of net investment loss to average net assets including voluntary expense waiver	-1.64	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	3.97	%(2)
Ratio of net investment loss to average net assets excluding voluntary expense waiver	-2.48	%(2)
Portfolio turnover rate	11%

(1)Commencement of operations of the class.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY ENERGY FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout the Period:

	For the period from 4-3-06(1) to
	3-31-07

Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss	(0.14)
Net realized and unrealized gain on investments	0.44

Total from investment operations	0.30

Less distributions from:
Net investment income	(0.00)
Capital gains	(0.00)

Total distributions	(0.00)

Net asset value, end of period	$10.30

Total return	3.00%
Net assets, end of period (in millions)	$1
Ratio of expenses to average net assets including voluntary expense waiver	3.17	%(2)
Ratio of net investment loss to average net assets including voluntary expense waiver	-1.72	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	4.01	%(2)
Ratio of net investment loss to average net assets excluding voluntary expense waiver	-2.56	%(2)
Portfolio turnover rate	11%

(1)Commencement of operations of the class.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY ENERGY FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout the Period:

	For the period from 4-3-06(1) to
	3-31-07

Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss	(0.08)
Net realized and unrealized gain on investments	0.46

Total from investment operations	0.38

Less distributions from:
Net investment income	(0.00)
Capital gains	(0.00)

Total distributions	(0.00)

Net asset value, end of period	$10.38

Total return	3.80%
Net assets, end of period (in millions)	$1
Ratio of expenses to average net assets including voluntary expense waiver	2.32	%(2)
Ratio of net investment loss to average net assets including voluntary expense waiver	-0.82	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	3.16	%(2)
Ratio of net investment loss to average net assets excluding voluntary expense waiver	-1.66	%(2)
Portfolio turnover rate	11%

(1)Commencement of operations of the class.
(2)Annualized.

See Notes to Financial Statements.

Manager's Discussion of Ivy High Income Fund

      March 31, 2007

Below, Bryan C. Krug, portfolio manager of the Ivy High Income Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2007. He has managed the Fund for one year and has eight years of industry experience.

MATURITY
SHORT	INTERMED	LONG
			HIGH	CREDIT QUALITY
MEDIUM
	X		LOW

This diagram shows the Fund's fixed-income investment style by displaying the average credit quality of the bonds owned and the Fund's interest rate sensitivity, as measured by average maturity. Shaded areas show the past three years of quarterly data. Source: Morningstar

For the last fiscal year, the Fund rose 10.51 percent (Class C shares), underperforming its benchmark. By comparison, the Citigroup High Yield Market Index (reflecting the performance of securities that generally represent the high yield sector of the stock market) increased 11.49 percent during the period. The Lipper High Current Yield Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives) increased 10.03 percent.

Auto bonds drove market

The Fund's positive returns for the year were driven by credit selection across multiple sectors. With regard to specific holdings, Intelsat (Bermuda), Ltd., Simmons Company, West Corporation, Interface Inc., Buckeye Cellulose Corporation, Buckeye Technologies Inc., and Pinnacle Foods Holding Corporation all made positive contributions to our results.

However, the portfolio was adversely affected by its underweight in the auto sector, which outperformed the Citigroup High Yield Market Index by approximately 10 percent for the past year. Considering the auto sector comprises about 10 percent of the index, if we had market exposure, we believe our absolute and relative performance would have been better. Early in the year, many investors felt General Motors Corporation's high yield bonds, in particular, were like a dead battery. However, these securities' performance "turned over" midway through the fiscal year as the auto company's financial prospects appeared to improve.

A more concentrated portfolio

During the past year, the Fund became increasingly concentrated, as we sold off dozens of positions. This has allowed us to increase our depth of research on each bond issue owned. We have also placed greater weight on higher-conviction ideas, all of which has been a large part of the Fund's strategy in the past year.

From a sector-weighting standpoint, the Fund's major overweight positions include building products, chemicals, electronics/data and health care. Underweight positions include the auto sector, utilities, gas pipelines and finance companies.

Portfolio Characteristics
As of 3-31-07

Average maturity	5.01 years
Effective duration	3.53 years
Weighted average bond rating	B

Our outlook

We believe the credit cycle is getting close to an inflection point. Over the next 12-18 months we expect to see default rates gradually increase from historically low levels. However, over the immediate term we do not anticipate a dramatic spike in default rates. For the near term we are bullish on the high-yield market, as we do not expect the economy to go into recession and we believe liquidity will remain robust.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Fund's net asset value may fall as interest rates rise. Investing in high income securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment
Ivy High Income Fund, Class C Shares (1)	$16,986
Citigroup High Yield Market Index	$18,255
Lipper High Current Yield Funds Universe Average	$16,352

		IVY HIGH INCOME FUND,	CITIGROUP HIGH YIELD MARKET	LIPPER HIGH CURRENT YIELD FUNDS
		CLASS C SHARES	INDEX	UNIVERSE AVERAGE

Inception	7/31/97	10,000	10,000	10,000
MARCH	1998	11,177	10,868	10,835
MARCH	1999	10,986	10,982	10,724
MARCH	2000	11,005	10,720	10,798
MARCH	2001	11,025	11,010	10,646
MARCH	2002	11,860	11,164	10,584
MARCH	2003	12,114	11,713	10,923
MARCH	2004	14,089	14,336	13,092
MARCH	2005	14,638	15,369	13,917
MARCH	2006	15,370	16,373	14,862
MARCH	2007	16,986	18,255	16,352

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class C based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Average Annual Total Return(2)
	Class A	Class B	Class C (3)	Class Y

1-year period ended 3-31-07	4.98%	6.24%	10.51%	11.60%
5-year period ended 3-31-07	7.03%	7.16%	7.45%	8.44%
10-year period ended 3-31-07	–	–	–	–
Since inception of Class(4) through 3-31-07	6.58%	6.58%	5.63%	6.61%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.

(4)7-3-00 for Class A shares, 7-18-00 for Class B shares, 7-31-97 for Class C shares and 12-30-98 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY HIGH INCOME FUND

Portfolio Highlights

On March 31, 2007, Ivy High Income Fund had net assets totaling $113,691,793 invested in a diversified portfolio of:

92.25%	Corporate Debt Securities
6.09%	Cash and Cash Equivalents
1.66%	Common and Preferred Stocks

As a shareholder of the Fund, for every $100 you had invested on March 31, 2007, your Fund owned:

Business Equipment and Services Bonds	$16.46
Capital Goods Bonds	$11.49
Financial Services Bonds	$9.56
Consumer Services Bonds	$8.58
Raw Materials Bonds	$8.29
Health Care Bonds	$7.42
Consumer Nondurables Bonds	$6.58
Cash and Cash Equivalents	$6.09
Multi-Industry Bonds	$5.51
Technology Bonds	$4.66
Retail Bonds	$4.20
Shelter Bonds	$4.07
Miscellaneous Bonds	$3.33
Energy Bonds	$2.10
Common and Preferred Stocks	$1.66

On March 31, 2007, the breakdown of bonds (by ratings) held by the Fund was as follows:

A	0.23%
BB	13.93%
B	55.62%
CCC	22.47%
Cash and Cash Equivalents and Equities	7.75%

Ratings reflected in the wheel are taken from Standard & Poor's.

The Investments of Ivy High Income Fund
March 31, 2007
COMMON STOCKS	Shares	Value

Capital Equipment - 0.51%
Dresser-Rand Group Inc.*	19,000	$578,740

Chemicals - Petroleum and Inorganic - 0.45%
UAP Holding Corp.	20,000	516,900

Hotels and Gaming - 0.18%
Pinnacle Entertainment, Inc.*	7,000	203,490

Security and Commodity Brokers - 0.31%
SPDR Trust, Series 1	2,500	355,125

Timesharing and Software - 0.21%
Yahoo! Inc.*	7,500	234,638

TOTAL COMMON STOCKS - 1.66%		$1,888,893

(Cost: $1,734,615)

PREFERRED STOCKS - 0.00%

Apparel
Anvil Holdings, Inc., 13.0% (A)*	11,869	$12
(Cost: $222,091)

CORPORATE DEBT SECURITIES	Principal Amount in Thousands

Aircraft - 0.87%
Esterline Technologies Corporation,
7.75%, 6-15-13	$250	256,875
L-3 Communications Corporation,
5.875%, 1-15-15	750	728,437
		985,312
Apparel - 1.18%
Oxford Industries, Inc.,
8.875%, 6-1-11	225	232,875
Perry Ellis International, Inc.,
8.875%, 9-15-13	1,085	1,112,125
		1,345,000
Beverages - 0.23%
Constellation Brands, Inc.,
8.125%, 1-15-12	250	258,750

Broadcasting - 0.99%
CCH II, LLC and CCH II Capital Corp.,
10.25%, 9-15-10	1,070	1,128,850

Business Equipment and Services - 16.46%
Allied Waste North America, Inc.,
7.125%, 5-15-16	1,750	1,780,625
Carriage Services, Inc.,
7.875%, 1-15-15	250	256,875
Hexion U.S. Finance Corp. and Hexion Nova Scotia Finance, ULC,
9.75%, 11-15-14 (B)	1,000	1,048,750
Iron Mountain Incorporated,
8.625%, 4-1-13	1,000	1,029,000
Lamar Media Corp.,
7.25%, 1-1-13	1,000	1,012,500
R.H. Donnelley Corporation,
6.875%, 1-15-13	3,000	2,917,500
Realogy Corporation,
7.25%, 10-15-16 (B)	3,500	3,578,750
SunGard Data Systems Inc.,
10.25%, 8-15-15	1,750	1,909,688
Tube City IMS Corporation,
9.75%, 2-1-15 (B)	300	312,000
UCAR Finance Inc.,
10.25%, 2-15-12	193	202,650
West Corporation:
9.5%, 10-15-14 (B)	175	181,125
11.0%, 10-15-16 (B)	4,250	4,483,750
		18,713,213
Capital Equipment - 4.35%
CDRV Investors, Inc.:
9.86%, 12-1-11 (B)	400	398,000
0.0%, 1-1-15 (C)	1,105	950,300
Simmons Bedding Company,
7.875%, 1-15-14	1,000	1,025,000
Simmons Company,
0.0%, 12-15-14 (C)	3,130	2,574,425
		4,947,725
Chemicals - Petroleum and Inorganic - 0.90%
Nalco Company,
7.75%, 11-15-11	1,000	1,025,000

Chemicals - Specialty - 6.19%
Compass Minerals International, Inc.:
0.0%, 12-15-12 (C)	250	251,250
0.0%, 6-1-13 (C)	1,000	972,500
Momentive Performance Materials Inc.:
9.75%, 12-1-14 (B)	1,750	1,802,500
11.5%, 12-1-16 (B)	1,500	1,537,500
Mosaic Company (The):
7.375%, 12-1-14 (B)	195	203,288
7.625%, 12-1-16 (B)	2,150	2,268,250
		7,035,288
Communications Equipment - 1.30%
Intelsat (Bermuda), Ltd.:
8.87188%, 1-15-15 (B)	620	632,400
11.25%, 6-15-16 (B)	750	851,250
		1,483,650
Computers - Peripherals - 0.96%
ASG Consolidated LLC and ASG Finance, Inc.,
0.0%, 11-1-11 (C)	1,200	1,086,000

Construction Materials - 6.22%
AMH Holdings, Inc.,
0.0%, 3-1-14 (C)	475	333,688
Associated Materials Incorporated,
9.75%, 4-15-12	505	525,200
Interface, Inc.,
9.5%, 2-1-14	2,045	2,223,937
Norcraft Holdings, L.P. and Norcraft Capital Corp.,
9.0%, 11-1-11	500	515,000
Ply Gem Industries, Inc.,
9.0%, 2-15-12	4,000	3,470,000
		7,067,825
Electrical Equipment - 0.37%
Baldor Electric Company,
8.625%, 2-15-17	400	423,000

Electronic Components - 1.53%
NXP B.V. and NXP Funding LLC,
7.875%, 10-15-14 (B)	225	232,313
Seagate Technology HDD Holdings,
6.8%, 10-1-16	1,500	1,507,500
		1,739,813
Finance Companies - 8.53%
Goodman Global Holdings, Inc.:
8.36%, 6-15-12	361	363,707
7.875%, 12-15-12	1,000	1,005,000
Hanover Equipment Trust 2001B,
8.75%, 9-1-11	150	156,000
Norcraft Companies, L.P. and Norcraft Finance Corp.,
0.0%, 9-1-12 (C)	200	180,000
PIH Acquisition Co.,
10.75%, 10-1-13 (B)	675	725,625
US Oncology Holdings, Inc.,
9.79688%, 3-15-12 (B)	450	454,500
Visant Holding Corp.,
8.75%, 12-1-13	2,250	2,345,625
WMG Holdings Corp.,
0.0%, 12-15-14 (C)	1,500	1,147,500
Xerox Capital Trust I,
8.0%, 2-1-27	3,250	3,315,000
		9,692,957
Food and Related - 4.71%
Peak Finance LLC:
9.25%, 4-1-15 (B)	1,100	1,080,750
10.625%, 4-1-17 (B)	500	491,875
Pierre Merger Corp.,
9.875%, 7-15-12	850	879,750
Pinnacle Foods Holding Corporation,
8.25%, 12-1-13	1,500	1,631,325
Reddy Ice Holdings, Inc.,
0.0%, 11-1-12 (C)	1,400	1,274,000
		5,357,700
Forest and Paper Products - 3.85%
Buckeye Cellulose Corporation,
9.25%, 9-15-08	552	552,000
Buckeye Technologies Inc.,
8.0%, 10-15-10	3,840	3,820,800
		4,372,800
Health Care - Drugs - 1.83%
Warner Chilcott Corporation,
8.75%, 2-1-15	2,000	2,085,000

Hospital Supply and Management - 5.59%
HCA Inc.:
9.125%, 11-15-14 (B)	225	240,469
9.25%, 11-15-16 (B)	300	323,625
9.625%, 11-15-16 (B)	1,500	1,620,000
Psychiatric Solutions, Inc.:
10.625%, 6-15-13	516	565,020
7.75%, 7-15-15	525	532,875
Rural/Metro Corporation,
0.0%, 3-15-16 (C)	370	299,700
Rural/Metro Operating Company, LLC and Rural/Metro (Delaware) Inc.,
9.875%, 3-15-15	300	318,000
Triad Hospitals, Inc.,
7.0%, 11-15-13	2,350	2,452,813
		6,352,502
Hotels and Gaming - 5.20%
Inn of the Mountain Gods Resort and Casino,
12.0%, 11-15-10	1,500	1,631,250
MGM MIRAGE:
8.5%, 9-15-10	500	534,375
8.375%, 2-1-11	500	526,250
7.625%, 1-15-17	1,000	1,012,500
Pinnacle Entertainment, Inc.,
8.25%, 3-15-12	2,145	2,209,350
		5,913,725
Household - General Products - 0.46%
Sealy Mattress Company,
8.25%, 6-15-14	500	526,250

Metal Fabrication - 0.55%
Aurora Acquisition Merger Sub, Inc.:
9.0%, 12-15-14 (B)	350	369,250
10.0%, 12-15-16 (B)	250	261,250
		630,500
Mining - 1.12%
Freeport-McMoRan Copper & Gold Inc.:
8.25%, 4-1-15	175	188,344
8.375%, 4-1-17	1,000	1,081,250
		1,269,594
Motion Pictures - 1.61%
Cinemark, Inc.,
0.0%, 3-15-14 (C)	2,000	1,830,000

Motor Vehicles - 1.94%
Group 1 Automotive, Inc.,
8.25%, 8-15-13	875	907,812
Sonic Automotive, Inc.,
8.625%, 8-15-13	1,250	1,300,000
		2,207,812
Multiple Industry - 5.51%
Freescale Semiconductor, Inc.:
8.875%, 12-15-14 (B)	2,000	2,002,500
10.125%, 12-15-16 (B)	1,750	1,754,375
UCI Holdco, Inc.,
12.35488%, 12-15-13 (B)	1,029	1,014,408
Umbrella Acquisition, Inc.,
9.75%, 3-15-15 (B)	1,500	1,494,375
		6,265,658
Petroleum - Domestic - 0.94%
Petrohawk Energy Corporation,
9.125%, 7-15-13	1,000	1,065,000

Petroleum - International - 0.23%
Swift Energy Company,
9.375%, 5-1-12	250	261,875

Petroleum - Services - 0.93%
Hanover Compressor Company:
8.625%, 12-15-10	650	682,500
9.0%, 6-1-14	100	108,250
R&B Falcon Corporation,
9.5%, 12-15-08	250	266,889
		1,057,639
Publishing - 0.78%
CBD Media Holdings LLC and CBD Holdings Finance, Inc.,
9.25%, 7-15-12	200	209,500
CBD Media LLC and CBD Finance, Inc.,
8.625%, 6-1-11	300	308,250
Dex Media West LLC and Dex Media West Finance Co.,
8.5%, 8-15-10	350	366,187
		883,937
Railroad - 0.34%
Kansas City Southern Railway Company (The),
7.5%, 6-15-09	375	383,437

Real Estate Investment Trust - 0.22%
Host Marriott, L.P.,
7.125%, 11-1-13	250	255,625

Restaurants - 2.05%
NPC International, Inc.,
9.5%, 5-1-14	2,250	2,328,750

Retail - Food Stores - 0.77%
Couche-Tard U.S. L.P. and Couche-Tard Financing Corp.,
7.5%, 12-15-13	200	205,500
Stater Bros. Holdings Inc.:
8.85488%, 6-15-10	150	152,250
8.125%, 6-15-12	500	515,000
		872,750
Retail - General Merchandise - 0.45%
Intcomex, Inc.,
11.75%, 1-15-11	500	506,250

Retail - Specialty Stores - 0.93%
Nebraska Book Company, Inc.,
8.625%, 3-15-12	1,050	1,057,875

Security and Commodity Brokers - 1.03%
Global Cash Access, L.L.C. and Global Cash Access Finance Corporation,
8.75%, 3-15-12	1,122	1,175,295

Steel - 0.08%
Gibraltar Industries, Inc.,
8.0%, 12-1-15	90	90,900

Trucking and Shipping - 0.34%
Quality Distribution, LLC and QD Capital Corporation,
9.0%, 11-15-10	400	384,000

Utilities - Electric - 0.25%
Tenaska Alabama Partners, L.P.,
7.0%, 6-30-21 (B)	286	287,403

Utilities - Telephone - 0.46%
MetroPCS Communications, Inc.,
9.25%, 11-1-14 (B)	500	528,750

TOTAL CORPORATE DEBT SECURITIES - 92.25%		$104,883,410

(Cost: $102,257,708)

SHORT-TERM SECURITIES

Aircraft - 0.88%
United Technologies Corporation,
5.25%, 4-4-07	1,000	999,562

Retail - Food Stores - 3.29%
Kroger Co. (The),
5.57%, 4-2-07	3,737	3,736,422

TOTAL SHORT-TERM SECURITIES - 4.17%		$4,735,984

(Cost: $4,735,984)

TOTAL INVESTMENT SECURITIES - 98.08%		$111,508,299

(Cost: $108,950,398)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.92%		2,183,494

NET ASSETS - 100.00%		$113,691,793

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
The following credit default swap agreement was outstanding at March 31,2007. (See Note 7 to financial statements):

Counterparty	Reference Entity	Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation

Bear, Stearns International Limited	The Ryland Group, Inc.	1.47%	6-20-12	$1,000,000	$ --

(A)Security valued in good faith by the management's Valuation Committee subject to the supervision of the Board of Directors.

(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Directors. At March 31, 2007, the total value of these securities amounted to $30,179,031, or 26.54% of net assets.
(C)The security does not bear interest for an initial period of time and subsequently becomes interest bearing.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY HIGH INCOME FUND
      March 31, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $108,950) (Notes 1 and 3)	$111,508
Receivables:
Dividends and interest	2,129
Investment securities sold	1,523
Fund shares sold	660
Prepaid and other assets	35

Total assets	115,855

LIABILITIES
Payable for investment securities purchased	1,795
Payable to Fund shareholders	206
Dividends payable	88
Accrued shareholder servicing (Note 2)	35
Due to custodian	8
Accrued accounting services fee (Note 2)	5
Accrued management fee (Note 2)	4
Accrued distribution fee (Note 2)	1
Accrued service fee (Note 2)	1
Other	20

Total liabilities	2,163

Total net assets	$113,692

NET ASSETS
$0.01 par value capital stock:
Capital stock	$127
Additional paid-in capital	113,268
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(–	)*
Accumulated undistributed net realized loss on investment transactions	(2,261)
Net unrealized appreciation in value of investments	2,558

Net assets applicable to outstanding units of capital	$113,692

Net asset value per share (net assets divided by shares outstanding):
Class A	$8.92
Class B	$8.92
Class C	$8.92
Class Y	$8.92
Capital shares outstanding:
Class A	8,812
Class B	775
Class C	1,945
Class Y	1,209
Capital shares authorized	200,000

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations
      IVY HIGH INCOME FUND
      For the Fiscal Year Ended March 31, 2007
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$7,645
Dividends	11

Total income	7,656

Expenses (Note 2):
Investment management fee	557
Shareholder servicing:
Class A	181
Class B	36
Class C	62
Class Y	16
Service fee:
Class A	141
Class B	15
Class C	42
Distribution fee:
Class B	46
Class C	126
Class Y	25
Accounting services fee	52
Audit fees	17
Custodian fees	5
Legal fees	2
Other	89

Total expenses	1,412

Net investment income	6,244

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	2,092
Realized net loss on swap agreements	(–	)*

Realized net gain on investments	2,092

Unrealized appreciation in value of securities during the period	1,718
Unrealized depreciation in value of swap agreements during the period	(–	)*

Unrealized appreciation in value of investments during the period	1,718

Net gain on investments	3,810

Net increase in net assets resulting from operations	$10,054

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY HIGH INCOME FUND
      (In Thousands)

	For the fiscal year ended March 31,
	2007		2006

INCREASE IN NET ASSETS
Operations:
Net investment income		$6,244	$4,386
Realized net gain (loss) on investments		2,092	(323)
Unrealized appreciation (depreciation)		1,718	(350)

Net increase in net assets resulting from operations		10,054	3,713

Distributions to shareholders from (Note 1F): (1)
Net investment income:
Class A		(4,057)	(2,301)
Class B		(378)	(319)
Class C		(1,072)	(1,124)
Class Y		(737)	(642)
Realized gains on investment transactions:
Class A		(–)	(–)
Class B		(–)	(–)
Class C		(–)	(–)
Class Y		(–)	(–)

		(6,244)	(4,386)

Capital share transactions (Note 5)		38,164	4,306

Total increase		41,974	3,633
NET ASSETS
Beginning of period		71,718	68,085

End of period		$113,692	$71,718

Undistributed net investment income (loss)	$	(– )*	$–

*Not shown due to rounding.
(1)See "Financial Highlights" on pages 105 - 108.

See Notes to Financial Statements.

Financial Highlights
      IVY HIGH INCOME FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2007		2006		2005		2004		2003

Net asset value, beginning of period	$8.60		$8.69		$8.85		$8.07		$8.48

Income (loss) from investment operations:
Net investment income	0.62		0.58		0.57		0.56		0.64
Net realized and unrealized gain (loss) on investments	0.32		(0.09)		(0.16)		0.78		(0.41)

Total from investment operations	0.94		0.49		0.41		1.34		0.23

Less distributions from:
Net investment income	(0.62)		(0.58)		(0.57)		(0.56)		(0.64)
Capital gains	(0.00)		(0.00)		(0.00)		(0.00)		(0.00)

Total distributions	(0.62)		(0.58)		(0.57)		(0.56)		(0.64)

Net asset value, end of period	$8.92		$8.60		$8.69		$8.85		$8.07

Total return (1)	11.39%		5.80%		4.69%		17.24%		3.02%
Net assets, end of period (in millions)	$79		$39		$32		$18		$6
Ratio of expenses to average net assets including voluntary expense waiver	1.38%		1.45%		1.44%		1.39%		0.91%
Ratio of net investment income to average net assets including voluntary expense waiver	7.20%		6.70%		6.43%		6.62%		7.83%
Ratio of expenses to average net assets excluding voluntary expense waiver	1.38	%(2)	1.45	%(2)	1.44	%(2)	1.39	%(2)	1.44%
Ratio of net investment income to average net assets excluding voluntary expense waiver	7.20	%(2)	6.70	%(2)	6.43	%(2)	6.62	%(2)	7.30%
Portfolio turnover rate	98%		45%		54%		78%		52%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      IVY HIGH INCOME FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2007		2006		2005		2004		2003

Net asset value, beginning of period	$8.60		$8.69		$8.85		$8.07		$8.48

Income (loss) from investment operations:
Net investment income	0.53		0.50		0.49		0.50		0.56
Net realized and unrealized gain (loss) on investments	0.32		(0.09)		(0.16)		0.78		(0.41)

Total from investment operations	0.85		0.41		0.33		1.28		0.15

Less distributions from:
Net investment income	(0.53)		(0.50)		(0.49)		(0.50)		(0.56)
Capital gains	(0.00)		(0.00)		(0.00)		(0.00)		(0.00)

Total distributions	(0.53)		(0.50)		(0.49)		(0.50)		(0.56)

Net asset value, end of period	$8.92		$8.60		$8.69		$8.85		$8.07

Total return	10.24%		4.85%		3.80%		16.22%		2.06%
Net assets, end of period (in millions)	$7		$6		$5		$4		$2
Ratio of expenses to average net assets including voluntary expense waiver	2.43%		2.36%		2.31%		2.28%		1.84%
Ratio of net investment income to average net assets including voluntary expense waiver	6.14%		5.79%		5.56%		5.78%		6.90%
Ratio of expenses to average net assets excluding voluntary expense waiver	2.43	%(1)	2.36	%(1)	2.31	%(1)	2.28	%(1)	2.37%
Ratio of net investment income to average net assets excluding voluntary expense waiver	6.14	%(1)	5.79	%(1)	5.56	%(1)	5.78	%(1)	6.37%
Portfolio turnover rate	98%		45%		54%		78%		52%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      IVY HIGH INCOME FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2007		2006		2005		2004		2003

Net asset value, beginning of period	$8.60		$8.69		$8.85		$8.07		$8.48

Income (loss) from investment operations:
Net investment income	0.55		0.51		0.50		0.50		0.57
Net realized and unrealized gain (loss) on investments	0.32		(0.09)		(0.16)		0.78		(0.41)

Total from investment operations	0.87		0.42		0.34		1.28		0.16

Less distributions from:
Net investment income	(0.55)		(0.51)		(0.50)		(0.50)		(0.57)
Capital gains	(0.00)		(0.00)		(0.00)		(0.00)		(0.00)

Total distributions	(0.55)		(0.51)		(0.50)		(0.50)		(0.57)

Net asset value, end of period	$8.92		$8.60		$8.69		$8.85		$8.07

Total return	10.51%		5.00%		3.90%		16.30%		2.15%
Net assets, end of period (in millions)	$17		$17		$22		$23		$18
Ratio of expenses to average net assets including voluntary expense waiver	2.18%		2.21%		2.20%		2.21%		1.74%
Ratio of net investment income to average net assets including voluntary expense waiver	6.39%		5.94%		5.67%		5.89%		7.05%
Ratio of expenses to average net assets excluding voluntary expense waiver	2.18	%(1)	2.21	%(1)	2.20	%(1)	2.21	%(1)	2.27%
Ratio of net investment income to average net assets excluding voluntary expense waiver	6.39	%(1)	5.94	%(1)	5.67	%(1)	5.89	%(1)	6.52%
Portfolio turnover rate	98%		45%		54%		78%		52%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      IVY HIGH INCOME FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2007		2006		2005		2004		2003

Net asset value, beginning of period	$8.60		$8.69		$8.85		$8.07		$8.48

Income (loss) from investment operations:
Net investment income	0.64		0.59		0.58		0.58		0.64
Net realized and unrealized gain (loss) on investments	0.32		(0.09)		(0.16)		0.78		(0.41)

Total from investment operations	0.96		0.50		0.42		1.36		0.23

Less distributions from:
Net investment income	(0.64)		(0.59)		(0.58)		(0.58)		(0.64)
Capital gains	(0.00)		(0.00)		(0.00)		(0.00)		(0.00)

Total distributions	(0.64)		(0.59)		(0.58)		(0.58)		(0.64)

Net asset value, end of period	$8.92		$8.60		$8.69		$8.85		$8.07

Total return	11.60%		6.00%		4.83%		17.36%		3.03%
Net assets, end of period (in millions)	$11	$10		$9		$10		$4
Ratio of expenses to average net assets including voluntary expense waiver		1.20%	1.25%		1.30%		1.30%		1.08%
Ratio of net investment income to average net assets including voluntary expense waiver		7.37%	6.90%		6.57%		6.82%		7.22%
Ratio of expenses to average net assets excluding voluntary expense waiver	1.20	%(1)	1.25	%(1)	1.30	%(1)	1.30	%(1)	1.61%
Ratio of net investment income to average net assets excluding voluntary expense waiver	7.37	%(1)	6.90	%(1)	6.57	%(1)	6.82	%(1)	6.69%
Portfolio turnover rate		98%	45%		54%		78%		52%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Managers' Discussion of
Ivy Large Cap Growth Fund

      March 31, 2007

Below, Philip J. Sanders, CFA, and Daniel P. Becker, CFA, portfolio managers of the Ivy Large Cap Growth Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2007. Mr. Sanders has managed the Fund for nine months and has 18 years of industry experience, while Mr. Becker has managed the Fund since its inception and has 18 years of industry experience.

STYLE
VALUE	BLEND	GROWTH
		X	LARGE	CAPITALIZATION
MEDIUM
SMALL

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

The Fund rose 1.81 percent (Class A shares at net asset value) for the 12 months ended March 31, 2007, less than its benchmark and its peer group. The Russell 1000 Growth Index (reflecting the performance of securities that generally represent the large-cap growth market) increased 7.09 percent, while the Lipper Large-Cap Growth Funds Universe Average (reflecting the universe of funds with similar investment objectives) increased 3.67 percent for the same period.

Long-term winners ran out of steam

The Fund's underperformance over the last 12 months is largely attributable to stock selection and industry-specific weightings in the portfolio. With regard to holdings, the Fund was hurt from large concentrations in stocks that included Genentech, Inc., Google Inc., Class A, UnitedHealth Group Incorporated, Legg Mason, Inc., Alcon, Inc., Expeditors International of Washington, Inc. and Schlumberger Limited. The common factors in our stock-specific weakness this year was that all seven had previously provided strong performance in prior years, and historically offered less economic cyclicality, as well as high revenue and earnings growth.

Unfortunately, 2006 was a difficult year in which the best growth stocks were characterized by the slowest growth rates and the lowest valuations. Add to which, the attributes we commonly use to examine growth stocks and the variables we look for - industry dominance, competitive advantage, large market opportunities, and sustained organic growth resulting in highly profitable earnings growth - simply did not materialize last year as we executed our strategy poorly. Most noteworthy about our performance was our inability to fully participate in the summer rally, as our severe underweight in cyclical stocks penalized us greatly.

Time for a turnaround?

As bad as 2006 was, economic factors are always changing. We believe that after many years of underperformance, the market for growth stocks is close to turning. Potential catalysts for this improvement include higher relative profit growth rates; high energy, capital and raw material input costs; a global move toward less accommodative monetary policies; and of course, valuation. Simply put, we believe that growth rates for many companies may be called into question over the next 12-18 months as they confront the numerous economic headwinds we all read about daily.

Several years now into a global economic recovery, we believe that many firms are likely to be confronted with higher cost structures and, as a result, such companies will face declining profit margins and earnings growth. Assessing this forecast from a positive point of view, this type of environment generally favors the larger, more established growth companies. In the past, these companies were found in the health care, technology and consumer areas. However, the past is not always a good predictor of the future. We must look everywhere and anywhere for the future growth companies, not just where we have found them in the past. Quite simply, we feel growth investors must change as the global economy changes.

Our outlook

On the topic of market change, perhaps the greatest transformation has been the secular and cyclical demand shock from China and emerging economies, including Latin America and Eastern Europe. In our industry, investors and their money typically follow the path of least resistance and "go where the growth is." Consequently, capital has poured into these economies and the financial markets, and the infrastructure required to support all this new growth has caused the rest of the world to grow at much faster rates than the average U.S. company. This growth explosion in areas such as capital goods, energy, technology and business services would appear to be creating attractive growth opportunities. Unfortunately, excessive capital spending, which has historically been our warning sign for potential problems, is causing some concern. We see fixed-cost structures now growing too rapidly, something potentially problematic for industries such as commodities. Said another way, we think that these economies had better grow at fast rates or there will be problems, which we feel would likely be manifested in an economic slowdown - and we still do not know what effect a slower domestic economy will have on the rest of the world. If the problems in the U.S. auto, real estate and construction industries are mild, we feel that global growth should be adequate to support the recent levels of investment in these economies. Obviously, we will know more over the remainder of the year. Until then, we will continue to focus on companies that we feel can take a dominant competitive advantage, maintained by brand equity, cost structures or scale advantages, and generate high and sustained revenue and profit growth.

Changes to Top 10 Equity Holdings March 31, 2007 compared to March 31, 2006
Company	Change in weighting

Cisco Systems, Inc.	New to Top 10
Apple Inc.	New to Top 10
Monsanto Company	New to Top 10
Research In Motion Limited	New to Top 10
Smith International, Inc.	Decreased
Chicago Mercantile Exchange Holdings Inc.	New to Top 10
UBS AG	New to Top 10
Colgate-Palmolive Company	New to Top 10
Adobe Systems Incorporated	New to Top 10
Las Vegas Sands, Inc.	Decreased

See your advisor or www.ivyfunds.com for more information on the Fund's most recently published Top 10 Holdings.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund's prospectus.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment
Ivy Large Cap Growth Fund, Class A Shares (1)	$11,250
Russell 1000 Growth Index	$6,844
Lipper Large-Cap Growth Funds Universe Average	$7,579

		IVY LARGE CAP GROWTH FUND,	RUSSELL 1000	LIPPER LARGE-CAP GROWTH FUNDS
		CLASS A SHARES	GROWTH INDEX	UNIVERSE AVERAGE

JUNE	6/30/00	9,425	10,000	10,000
MARCH	2001	9,023	5,880	6,896
MARCH	2002	8,766	5,766	6,560
MARCH	2003	6,891	4,223	4,850
MARCH	2004	8,823	5,584	6,298
MARCH	2005	9,080	5,648	6,387
MARCH	2006	11,050	6,391	7,311
MARCH	2007	11,250	6,844	7,579

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C	Class Y	Class R

1-year period ended 3-31-07	-4.05%	-3.45%	0.81%	1.96%	1.55%
5-year period ended 3-31-07	3.88%	3.60%	4.18%	5.36%	–
10-year period ended 3-31-07	–	–	–	–	–
Since inception of Class(3) through 3-31-07	1.76%	1.32%	1.76%	2.84%	3.60%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares and Class R shares are not subject to sales charges.

(3)6-30-00 for Class A shares, 7-6-00 for Class B shares, 7-3-00 for Class C shares, 7-6-00 for Class Y shares and 12-29-05 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY LARGE CAP GROWTH FUND

Portfolio Highlights

On March 31, 2007, Ivy Large Cap Growth Fund had net assets totaling $251,718,817 invested in a diversified portfolio of:

86.14%	Domestic Common Stocks
10.05%	Foreign Common Stocks
3.81%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on March 31, 2007, your Fund owned:

Technology Stocks	$29.35
Health Care Stocks	$14.76
Financial Services Stocks	$10.92
Consumer Nondurables Stocks	$8.61
Consumer Services Stocks	$6.40
Energy Stocks	$5.89
Business Equipment and Services Stocks	$5.19
Consumer Durables Stocks	$4.65
Raw Materials Stocks	$4.27
Cash and Cash Equivalents	$3.81
Retail Stocks	$3.44
Capital Goods Stocks	$2.71

The Investments of Ivy Large Cap Growth Fund
March 31, 2007
COMMON STOCKS	Shares	Value

Aircraft - 4.48%
Boeing Company (The)	87,100	$7,744,061
United Technologies Corporation	54,200	3,523,000
		11,267,061
Beverages - 1.97%
PepsiCo, Inc.	78,100	4,964,036

Broadcasting - 1.21%
Comcast Corporation, Class A*	117,150	3,037,699

Business Equipment and Services - 0.00%
Robert Half International Inc.	10	370

Capital Equipment - 2.71%
Deere & Company	62,800	6,822,592

Chemicals - Petroleum and Inorganic - 4.27%
Monsanto Company	195,300	10,733,688

Communications Equipment - 7.11%
Cisco Systems, Inc.*	600,500	15,309,747
QUALCOMM Incorporated	60,700	2,586,731
		17,896,478
Computers - Main and Mini - 1.86%
Hewlett-Packard Company	116,800	4,688,352

Computers - Micro - 5.10%
Apple Inc.*	138,200	12,839,471

Computers - Peripherals - 5.68%
Adobe Systems Incorporated*	217,200	9,056,154
Electronic Arts Inc.*	104,300	5,249,419
		14,305,573
Consumer Electronics - 4.22%
Research In Motion Limited*	77,800	10,619,311

Defense - 2.01%
General Dynamics Corporation	66,300	5,065,320

Electronic Components - 3.11%
Broadcom Corporation, Class A*	113,900	3,651,065
Microchip Technology Incorporated	117,800	4,187,201
		7,838,266
Health Care - Drugs - 11.65%
Abbott Laboratories	98,500	5,496,300
Alcon, Inc.	21,700	2,860,494
Allergan, Inc.	32,700	3,623,814
Genentech, Inc.*	103,600	8,507,632
Gilead Sciences, Inc.*	115,600	8,839,354
		29,327,594
Health Care - General - 3.11%
DENTSPLY International Inc.	38,300	1,254,134
Johnson & Johnson	38,900	2,344,114
Roche Holding Ltd, ADR	26,600	2,359,420
Zimmer Holdings, Inc.*	21,900	1,870,479
		7,828,147
Hospital Supply and Management - 0.00%
Medtronic, Inc.	50	2,453

Hotels and Gaming - 5.19%
International Game Technology	102,400	4,134,912
Las Vegas Sands, Inc.*	103,000	8,920,830
		13,055,742
Household - General Products - 6.64%
Colgate-Palmolive Company	140,800	9,404,032
Procter & Gamble Company (The)	115,600	7,301,296
		16,705,328
Motor Vehicles - 0.43%
Harley-Davidson, Inc.	18,600	1,092,750

Petroleum - Services - 5.89%
Schlumberger Limited	72,400	5,002,840
Smith International, Inc.	204,424	9,822,573
		14,825,413
Retail - Food Stores - 0.70%
Walgreen Co.	38,514	1,767,407

Retail - General Merchandise - 2.74%
Kohl's Corporation*	90,100	6,902,561

Security and Commodity Brokers - 10.92%
Chicago Mercantile Exchange Holdings Inc.	18,043	9,607,176
Goldman Sachs Group, Inc. (The)	40,800	8,430,504
UBS AG	159,100	9,455,313
		27,492,993
Timesharing and Software - 5.19%
Google Inc., Class A*	16,300	7,463,526
Paychex, Inc.	80,100	3,032,586
Yahoo! Inc.*	81,800	2,559,113
		13,055,225

TOTAL COMMON STOCKS - 96.19%		$242,133,830

(Cost: $194,950,346)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Aircraft - 0.40%
United Technologies Corporation,
5.25%, 4-4-07	$1,000	999,563

Aluminum - 3.03%
Alcoa Incorporated,
5.44%, 4-2-07	7,627	7,625,847

TOTAL SHORT-TERM SECURITIES - 3.43%		$8,625,410

(Cost: $8,625,410)

TOTAL INVESTMENT SECURITIES - 99.62%		$250,759,240

(Cost: $203,575,756)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.38%		959,577

NET ASSETS - 100.00%		$251,718,817

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Fund's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts and REMIC - Real Estate Mortgage Investment Conduit.
*No dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY LARGE CAP GROWTH FUND
      March 31, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $203,576) (Notes 1 and 3)	$250,759
Receivables:
Investment securities sold	1,343
Fund shares sold	713
Dividends and interest	113
Prepaid and other assets	220

Total assets	253,148

LIABILITIES
Payable for investment securities purchased	725
Payable to Fund shareholders	393
Due to custodian	207
Accrued shareholder servicing (Note 2)	82
Accrued management fee (Note 2)	10
Accrued accounting services fee (Note 2)	8
Accrued distribution fee (Note 2)	2
Accrued service fee (Note 2)	2

Total liabilities	1,429

Total net assets	$251,719

NET ASSETS
$0.01 par value capital stock:
Capital stock	$214
Additional paid-in capital	213,586
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(26)
Accumulated undistributed net realized loss on investment transactions	(9,238)
Net unrealized appreciation in value of investments	47,183

Net assets applicable to outstanding units of capital	$251,719

Net asset value per share (net assets divided by shares outstanding):
Class A	$11.82
Class B	$10.89
Class C	$11.18
Class Y	$11.97
Class R	$11.78
Capital shares outstanding:
Class A	13,722
Class B	1,081
Class C	1,650
Class Y	4,946
Class R	10
Capital shares authorized	330,000

See Notes to Financial Statements.

Statement of Operations
      IVY LARGE CAP GROWTH FUND
      For the Fiscal Year Ended March 31, 2007
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $21)	$2,052
Interest and amortization	341

Total income	2,393

Expenses (Note 2):
Investment management fee	1,763
Shareholder servicing:
Class A	506
Class B	65
Class C	62
Class Y	96
Class R	–	*
Service fee:
Class A	400
Class B	28
Class C	45
Class R	–	*
Distribution fee:
Class B	83
Class C	134
Class Y	158
Class R	–	*
Accounting services fee	95
Audit fees	25
Custodian fees	17
Legal fees	7
Other	156

Total	3,640
Less expenses in excess of voluntary limit (Note 2)	(378)

Total expenses	3,262

Net investment loss	(869)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	9,794
Unrealized depreciation in value of investments during the period	(4,646)

Net gain on investments	5,148

Net increase in net assets resulting from operations	$4,279

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY LARGE CAP GROWTH FUND
      (In Thousands)

	For the fiscal year ended March 31,
	2007	2006

INCREASE IN NET ASSETS
Operations:
Net investment loss	$(869)	$(1,320)
Realized net gain on investments	9,794	7,823
Unrealized appreciation (depreciation)	(4,646)	30,730

Net increase in net assets resulting from operations	4,279	37,233

Distributions to shareholders from (Note 1F): (1)
Net investment income:
Class A	(–)	(–)
Class B	(–)	(–)
Class C	(–)	(–)
Class Y	(–)	(–)
Class R	(–)	(–)
Realized gains on investment transactions:
Class A	(–)	(–)
Class B	(–)	(–)
Class C	(–)	(–)
Class Y	(–)	(–)
Class R	(–)	(–)

	(–)	(–)

Capital share transactions (Note 5)	(3,461)	61,885

Total increase	818	99,118
NET ASSETS
Beginning of period	250,901	151,783

End of period	$251,719	$250,901

Undistributed net investment loss	$(26)	$(20)

(1)See "Financial Highlights" on pages 120 - 124.

See Notes to Financial Statements.

Financial Highlights
      IVY LARGE CAP GROWTH FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2007	2006		2005	2004		2003

Net asset value, beginning of period	$11.61	$9.54		$9.27	$7.24		$9.21

Income (loss) from investment operations:
Net investment loss	(0.03)	(0.06)		(0.03)	(0.04)		(0.03)
Net realized and unrealized gain (loss) on investments	0.24	2.13		0.30	2.07		(1.94)

Total from investment operations	0.21	2.07		0.27	2.03		(1.97)

Less distributions from:
Net investment income	(0.00)	(0.00)		(0.00)	(0.00)		(0.00)
Capital gains	(0.00)	(0.00)		(0.00)	(0.00)		(0.00)

Total distributions	(0.00)	(0.00)		(0.00)	(0.00)		(0.00)

Net asset value, end of period	$11.82	$11.61		$9.54	$9.27		$7.24

Total return (1)	1.81%	21.70%		2.91%	28.04%		-21.39%
Net assets, end of period (in millions)	$162	$157		$82	$76		$21
Ratio of expenses to average net assets including voluntary expense waiver	1.20%	1.41%		1.50%	1.55%		1.28%
Ratio of net investment loss to average net assets including voluntary expense waiver	-0.25%	-0.62%		-0.31%	-0.89%		-0.23%
Ratio of expenses to average net assets excluding voluntary expense waiver	1.39%	1.41	%(2)	1.52%	1.55	%(2)	1.66%
Ratio of net investment loss to average net assets excluding voluntary expense waiver	-0.44%	-0.62	%(2)	-0.33%	-0.89	%(2)	-0.61%
Portfolio turnover rate	93%	79%		131%	162%		72%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      IVY LARGE CAP GROWTH FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2007		2006		2005		2004		2003

Net asset value, beginning of period	$10.83		$8.99		$8.83		$6.99		$9.05

Income (loss) from investment operations:
Net investment loss	(0.12)		(0.14)		(0.05)		(0.13)		(0.14)
Net realized and unrealized gain (loss) on investments	0.18		1.98		0.21		1.97		(1.92)

Total from investment operations	0.06		1.84		0.16		1.84		(2.06)

Less distributions from:
Net investment income	(0.00)		(0.00)		(0.00)		(0.00)		(0.00)
Capital gains	(0.00)		(0.00)		(0.00)		(0.00)		(0.00)

Total distributions	(0.00)		(0.00)		(0.00)		(0.00)		(0.00)

Net asset value, end of period	$10.89		$10.83		$8.99		$8.83		$6.99

Total return	0.55%		20.47%		1.81%		26.32%		-22.76%
Net assets, end of period (in millions)	$12		$11		$8		$5		$2
Ratio of expenses to average net assets including voluntary expense waiver	2.42%		2.45%		2.53%		2.85%		2.93%
Ratio of net investment loss to average net assets including voluntary expense waiver	-1.48%		-1.65%		-1.30%		-2.16%		-1.87%
Ratio of expenses to average net assets excluding voluntary expense waiver	2.42	%(1)	2.45	%(1)	2.53	%(1)	2.85	%(1)	3.31%
Ratio of net investment loss to average net assets excluding voluntary expense waiver	-1.48	%(1)	-1.65	%(1)	-1.30	%(1)	-2.16	%(1)	-2.25%
Portfolio turnover rate	93%		79%		131%		162%		72%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      IVY LARGE CAP GROWTH FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2007		2006		2005	2004		2003

Net asset value, beginning of period	$11.09		$9.18		$8.99	$7.08		$9.10

Income (loss) from investment operations:
Net investment loss	(0.12)		(0.10)		(0.09)	(0.11)		(0.10)
Net realized and unrealized gain (loss)on investments	0.21		2.01		0.28	2.02		(1.92)

Total from investment operations	0.09		1.91		0.19	1.91		(2.02)

Less distributions from:
Net investment income	(0.00)		(0.00)		(0.00)	(0.00)		(0.00)
Capital gains	(0.00)		(0.00)		(0.00)	(0.00)		(0.00)

Total distributions	(0.00)		(0.00)		(0.00)	(0.00)		(0.00)

Net asset value, end of period	$11.18		$11.09		$9.18	$8.99		$7.08

Total return	0.81%		20.81%		2.11%	26.98%		-22.28%
Net assets, end of period (in millions)	$19		$17		$12	$11		$4
Ratio of expenses to average net assets including voluntary expense waiver	2.18%		2.21%		2.25%	2.44%		2.26%
Ratio of net investment loss to average net assets including voluntary expense waiver	-1.23%		-1.42%		-1.06%	-1.75%		-1.20%
Ratio of expenses to average net assets excluding voluntary expense waiver	2.18	%(1)	2.21	%(1)	2.28%	2.44	%(1)	2.64%
Ratio of net investment loss to average net assets excluding voluntary expense waiver	-1.23	%(1)	-1.42	%(1)	-1.09%	-1.75	%(1)	-1.58%
Portfolio turnover rate	93%		79%		131%	162%		72%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      IVY LARGE CAP GROWTH FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2007	2006	2005	2004		2003

Net asset value, beginning of period	$11.74	$9.62	$9.32	$7.26		$9.22

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.04)	0.00	(0.03)		(0.30)
Net realized and unrealized gain (loss) on investments	0.24	2.16	0.30	2.09		(1.66)

Total from investment operations	0.23	2.12	0.30	2.06		(1.96)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)		(0.00)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)		(0.00)

Total distributions	(0.00)	(0.00)	(0.00)	(0.00)		(0.00)

Net asset value, end of period	$11.97	$11.74	$9.62	$9.32		$7.26

Total return	1.96%	22.04%	3.22%	28.38%		-21.26%
Net assets, end of period (in millions)	$59	$66	$50	$59		$1
Ratio of expenses to average net assets including voluntary expense waiver	1.08%	1.20%	1.20%	1.26%		1.05%
Ratio of net investment income (loss) to average net assets including voluntary expense waiver	-0.13%	-0.40%	-0.01%	-0.64%		0.00%
Ratio of expenses to average net assets excluding voluntary expense waiver	1.19%	1.21%	1.25%	1.26	%(1)	1.43%
Ratio of net investment loss to average net assets excluding voluntary expense waiver	-0.24%	-0.41%	-0.06%	-0.64	%(1)	-0.38%
Portfolio turnover rate	93%	79%	131%	162%		72%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      IVY LARGE CAP GROWTH FUND
      Class R Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the period from 12-29-05(1) to
	3-31-07	3-31-06

Net asset value, beginning of period	$11.60	$11.27

Income (loss) from investment operations:
Net investment loss	(0.06)	(0.03)
Net realized and unrealized gain on investments	0.24	0.36

Total from investment operations	0.18	0.33

Less distributions from:
Net investment income	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)

Total distributions	(0.00)	(0.00)

Net asset value, end of period	$11.78	$11.60

Total return	1.55%	2.93%
Net assets, end of period (in thousands)	$117	$103
Ratio of expenses to average net assets	1.51%	1.56	%(2)
Ratio of net investment loss to average net assets	-0.57%	-0.88	%(2)
Portfolio turnover rate	93%	79	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the fiscal year ended March 31, 2006.

See Notes to Financial Statements.

Manager's Discussion of
Ivy Limited-Term Bond Fund

      March 31, 2007

Below, James C. Cusser, CFA, portfolio manager of the Ivy Limited-Term Bond Fund, discusses the Fund's positioning, performance and results for the fiscal year ended March 31, 2007. He took over management of the Fund in February 2007. He has 31 years of industry experience. Mr. Cusser replaced W. Patrick Sterner, who retired and had managed the Fund since 1992.

MATURITY
SHORT	INTERMED	LONG
X			HIGH	CREDIT QUALITY
MEDIUM
LOW

This diagram shows the Fund's fixed-income investment style by displaying the average credit quality of the bonds owned and the Fund's interest rate sensitivity, as measured by average maturity. Shaded areas show the past three years of quarterly data. Source: Morningstar

The Fund increased 3.98 percent (Class C shares) for the 12 months ended March 31, 2007, compared with a 5.70 percent rise in the Citigroup 1-5 Years Treasury/Government Sponsored/Credit Index (reflecting the performance of securities that generally represent the short- and intermediate-term bond market). The Lipper Short-Intermediate Investment Grade Debt Funds Universe Average (reflecting the performance of funds with similar investment objectives) increased 5.29 percent during the period.

A market that overlooked risk

As a result of tight Federal Reserve policy, low interest rates and a narrow difference in yields between high and lower quality securities (spreads), the Fund had a shorter-than-market duration and was higher in quality than our average competitor. This negatively affected our relative fiscal year results.

Also, because the market sensed little risk, we took little risk. Because we believe the Fed is likely to ease sometime this year, thereby expecting inflation to show some up-tick, most of the Fund's positions lie in the two- to three-year maturity area of the curve. However, should the Fed tighten monetary policy, we feel that the short end of the curve will be little affected, given its short duration. The Fund's performance is probably most vulnerable to a deep recession where not only does the Fed ease considerably, but the long end of the yield curve also falls considerably.

Overall, fixed-income markets changed little this past quarter. By comparison, the Merrill MOVE (Merrill Option Volatility Estimate) Index is low and has changed little. The yield curve, for the most part, has been inverted since last summer as longer term rates generally have remained below their shorter term counterparts. But with the recent slowing of reported corporate profits and a late-quarter ruckus in the subprime mortgage market, this inversion has shifted somewhat. We think that this is likely because we think the Federal Reserve's target interest rate may be too high relative to the rest of the curve, and we think the market is anticipating an easing of that target by year's end. Other economic factors also are contributing to this trend, as evidenced by a strong governmental sector that is not adding to inflation and consumer wealth creation that continues unabated. Given all this, there is strong sentiment to have the Fed ease short-term rates, which we feel has effectively hurt consumers and against which many subprime mortgages are adjusted.

Portfolio Characteristics
As of 3-31-07

Average maturity	2.82 years
Effective duration	2.13 years
Weighted average bond rating	AA+

Our outlook

Another consequence of an anticipated economic slowing and subprime concerns has been a slight widening in the interest rate spreads between benchmark U.S. Treasuries and non-Treasury securities, specifically corporate bonds and some asset-backed securities. Much has been made of the increasing defaults in the so-called subprime market and the attendant impact on the economy, especially the labor markets and mortgage investment. Looking ahead, we anticipate some slowing in the economy - particularly in the consumer sector - because of these aforementioned economic factors, coupled with a slowing in corporate profits. However, in the fixed-income markets we have noticed little spillover into the investment grade sector. Fixed-income markets have effectively sliced and diced the mortgage market and we feel the only trouble to be found is in subprime markets. Most of the investment damage from these mortgages can be followed in the derivatives market, where speculators have picked up enormous yields associated with subprime derivatives. Corporate spreads have widened somewhat, perhaps in sympathy with the problems in the mortgage market, though we believe these to be small changes.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the net asset value of the Fund may fall as interest rates rise.

These and other risks are more fully described in the Fund's prospectus.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other government securities in which the Fund may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB) are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment
Ivy Limited-Term Bond Fund, Class C Shares (1)	$14,341
Citigroup 1-5 Years Treasury/Government Sponsored/Credit Index	$17,092
Lipper Short-Intermediate Investment Grade Debt Funds Universe Average	$16,323

		IVY LIMITED-TERM BOND FUND,	CITIGROUP 1-5 YEARS TREASURY/GOVT. SPONSORED/	LIPPER SHORT- INTERMEDIATE INVESTMENT GRADE DEBT FUNDS
		CLASS C SHARES	CREDIT INDEX	UNIVERSE AVERAGE

MARCH	1997	10,000	10,000	10,000
MARCH	1998	10,715	10,836	10,889
MARCH	1999	11,213	11,537	11,467
MARCH	2000	11,295	11,882	11,690
MARCH	2001	12,366	13,200	12,935
MARCH	2002	12,917	13,946	13,469
MARCH	2003	13,591	15,263	14,662
MARCH	2004	13,894	15,882	15,274
MARCH	2005	13,692	15,802	15,234
MARCH	2006	13,793	16,170	15,503
MARCH	2007	14,341	17,092	16,323

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class C based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C (3)	Class Y

1-year period ended 3-31-07	2.27%	-0.06%	3.98%	5.06%
5-year period ended 3-31-07	2.48%	1.88%	2.11%	3.09%
10-year period ended 3-31-07	–	–	3.67%	4.63%
Since inception of Class (4) through 3-31-07	3.74%	3.30%	–	–

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 2.50%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.

(4)8-17-00 for Class A shares and 7-3-00 for Class B shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY LIMITED-TERM BOND FUND

Portfolio Highlights

On March 31, 2007, Ivy Limited-Term Bond Fund had net assets totaling $53,432,435 invested in a diversified portfolio of:

68.10%	United States Government and Government Agency Obligations
29.01%	Corporate Debt Securities
1.64%	Cash and Cash Equivalents
1.25%	Municipal Obligations - Taxable

As a shareholder of the Fund, for every $100 you had invested on March 31, 2007, your Fund owned:

United States Government and Government Agency Obligations	$68.10
Business Equipment and Services Bonds	$5.63
Transportation Bonds	$5.36
Technology Bonds	$5.25
Utilities Bonds	$4.69
Raw Materials Bonds	$4.20
Shelter Bonds	$2.03
Consumer Services Bonds	$1.85
Cash and Cash Equivalents	$1.64
Municipal Obligations - Taxable	$1.25

On March 31, 2007, the breakdown of bonds (by ratings) held by the Fund was as follows:

AAA	68.10%
AA	1.87%
A	12.01%
BBB	16.38%
Cash and Cash Equivalents	1.64%

Ratings reflected in the wheel are taken from the following sources in order of preference: Standard & Poor's and Moody's.

The Investments of Ivy Limited-Term Bond Fund
March 31, 2007
CORPORATE DEBT SECURITIES	Principal Amount in Thousands	Value

Aircraft - 3.38%
Raytheon Company,
6.75%, 8-15-07	$1,800	$1,807,702

Broadcasting - 1.85%
Cox Communications, Inc.,
4.625%, 1-15-10	1,000	986,477

Business Equipment and Services - 5.63%
International Lease Finance Corporation,
5.0%, 4-15-10	1,000	997,712
USA Waste Services, Inc.,
7.125%, 10-1-07	2,000	2,012,746
		3,010,458
Chemicals - Specialty - 2.34%
Praxair, Inc.,
4.75%, 7-15-07	1,250	1,248,380

Communications Equipment - 1.87%
Cisco Systems, Inc.,
5.44%, 2-20-09*	1,000	1,001,453

Forest and Paper Products - 2.03%
International Paper Company,
4.25%, 1-15-09	1,105	1,084,458

Mining - 1.86%
BHP Billiton Finance (USA) Limited,
5.0%, 12-15-10	1,000	995,738

Railroad - 5.36%
CSX Corporation,
6.25%, 10-15-08	998	1,010,207
Norfolk Southern Corporation,
7.35%, 5-15-07	1,850	1,853,846
		2,864,053
Utilities - Electric - 3.75%
FPL Group Capital Inc.,
6.125%, 5-15-07	2,000	2,001,078

Utilities - Telephone - 0.94%
SBC Communications Inc.,
5.57%, 11-14-08*	500	501,515

TOTAL CORPORATE DEBT SECURITIES - 29.01%		$15,501,312

(Cost: $15,527,065)

MUNICIPAL OBLIGATIONS - TAXABLE - 1.25%

Missouri
Missouri Development Finance Board, Taxable Infrastructure Facilities Revenue Bonds (City of Independence, Missouri - Crackerneck Creek Project), Series 2006A:
5.35%, 3-1-10	515	517,173
5.3%, 3-1-09	150	150,477
(Cost: $665,000)		$667,650

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS

Agency Obligations - 17.71%
Farmer Mac Guaranteed Notes Trust 2006-1,
4.875%, 1-14-11 (A)	3,000	2,998,200
Federal Home Loan Bank,
5.0%, 2-29-08	1,000	999,096
Federal Home Loan Mortgage Corporation:
3.625%, 9-15-08	2,000	1,964,350
5.0%, 10-18-10	1,000	1,004,057
Federal National Mortgage Association:
4.25%, 7-15-07	1,000	997,075
5.35%, 4-21-08	1,500	1,500,202
		9,462,980
Mortgage-Backed Obligations - 29.75%
Federal Home Loan Mortgage Corporation Adjustable Rate Participation Certificates:
5.445%, 4-1-36*	888	887,384
5.698%, 7-1-36*	1,389	1,398,079
Federal Home Loan Mortgage Corporation Agency REMIC/CMO:
4.0%, 12-15-12	342	331,566
3.5%, 12-15-16	743	713,123
5.5%, 7-15-17 (Interest Only)	224	979
5.5%, 10-15-23 (Interest Only)	2,261	105,856
5.0%, 6-15-24 (Interest Only)	1,971	135,682
4.25%, 3-15-31	470	457,192
4.0%, 11-15-32	1,001	965,392
5.5%, 5-15-34	860	865,583
Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates:
4.5%, 5-1-10	606	598,463
5.5%, 1-1-17	170	170,942
5.5%, 5-1-17	170	171,187
4.5%, 4-1-18	1,075	1,043,704
Federal Home Loan Mortgage Corporation Non-Agency REMIC/CMO,
5.5%, 3-15-31	1,500	1,510,400
Federal National Mortgage Association Agency REMIC/CMO:
5.0%, 6-25-22	1,009	1,001,307
5.5%, 11-25-36 (Interest Only)	1,735	468,588
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
8.0%, 2-1-08	1	371
7.0%, 10-1-14	28	29,143
5.5%, 2-1-17	534	536,318
5.0%, 11-1-17	623	616,167
5.5%, 1-1-18	569	571,843
Government National Mortgage Association Fixed Rate Pass-Through Certificates:
6.5%, 1-15-14	43	43,764
6.0%, 5-15-14	150	152,756
5.5%, 1-15-17	252	253,826
6.0%, 1-15-17	153	155,366
5.5%, 7-15-17	433	435,952
5.0%, 12-15-17	1,036	1,028,668
4.0%, 9-15-18	1,123	1,065,533
7.0%, 10-15-28	29	30,794
7.0%, 4-15-29	21	22,507
7.0%, 7-15-29	49	50,925
Government National Mortgage Association Non-Agency REMIC/CMO,
4.0%, 1-16-30	78	74,758
		15,894,118
Treasury Obligations - 20.64%
United States Treasury Notes:
5.0%, 2-15-11	1,000	1,017,148
5.0%, 8-15-11	3,000	3,058,125
4.375%, 8-15-12	2,000	1,987,422
4.25%, 8-15-13	3,000	2,948,790
4.75%, 5-15-14	2,000	2,018,046
		11,029,531

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 68.10%		$36,386,629

(Cost: $36,557,648)

SHORT-TERM SECURITIES - 0.73%

Forest and Paper Products
Sonoco Products Co.,
5.47%, 4-2-07	389	$388,941
(Cost: $388,941)

TOTAL INVESTMENT SECURITIES - 99.09%		$52,944,532

(Cost: $53,138,654)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.91%		487,903

NET ASSETS - 100.00%		$53,432,435

Notes to Schedule of Investments
*Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2007.

Certain acronyms may be used within the body of the Fund's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts and REMIC - Real Estate Mortgage Investment Conduit.

(A)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, the total value of this security amounted to 5.61% of net assets.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY LIMITED-TERM BOND FUND
      March 31, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $53,139) (Notes 1 and 3)	$52,945
Receivables:
Investment securities sold	1,034
Interest	596
Fund shares sold	239
Prepaid and other assets	34

Total assets	54,848

LIABILITIES
Payable for investment securities purchased	1,001
Payable to Fund shareholders	291
Due to custodian	38
Accrued shareholder servicing (Note 2)	20
Dividends payable	18
Accrued accounting services fee (Note 2)	4
Accrued distribution fee (Note 2)	1
Accrued management fee (Note 2)	1
Accrued service fee (Note 2)	1
Other	41

Total liabilities	1,416

Total net assets	$53,432

NET ASSETS
$0.01 par value capital stock:
Capital stock	$53
Additional paid-in capital	54,251
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	–
Accumulated undistributed net realized loss on investment transactions	(678)
Net unrealized depreciation in value of investments	(194)

Net assets applicable to outstanding units of capital	$53,432

Net asset value per share (net assets divided by shares outstanding):
Class A	$10.15
Class B	$10.15
Class C	$10.15
Class Y	$10.15
Capital shares outstanding:
Class A	3,454
Class B	494
Class C	1,186
Class Y	132
Capital shares authorized	200,000

See Notes to Financial Statements.

Statement of Operations
      IVY LIMITED-TERM BOND FUND
      For the Fiscal Year Ended March 31, 2007
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$2,516

Expenses (Note 2):
Investment management fee	272
Shareholder servicing:
Class A	103
Class B	22
Class C	53
Class Y	2
Distribution fee:
Class B	39
Class C	95
Class Y	4
Service fee:
Class A	87
Class B	13
Class C	32
Registration fees	52
Accounting services fee	44
Audit fees	20
Custodian fees	6
Other	32

Total expenses	876

Net investment income	1,640

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net loss on investments	(63)
Unrealized appreciation in value of investments during the period	867

Net gain on investments	804

Net increase in net assets resulting from operations	$2,444

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY LIMITED-TERM BOND FUND
      (In Thousands)

	For the fiscal year ended March 31,
	2007	2006

DECREASE IN NET ASSETS
Operations:
Net investment income	$1,640	$1,518
Realized net loss on investments	(63)	(30)
Unrealized appreciation (depreciation)	867	(711)

Net increase in net assets
resulting from operations	2,444	777

Distributions to shareholders from (Note 1F): (1)
Net investment income:
Class A	(1,150)	(1,019)
Class B	(123)	(120)
Class C	(307)	(323)
Class Y	(60)	(56)
Realized gains on investment transactions:
Class A	(–)	(–)
Class B	(–)	(–)
Class C	(–)	(–)
Class Y	(–)	(–)

	(1,640)	(1,518)

Capital share transactions (Note 5)	(867)	(9,589)

Total decrease	(63)	(10,330)
NET ASSETS
Beginning of period	53,495	63,825

End of period	$53,432	$53,495

Undistributed net investment income	$–	$–

(1)See "Financial Highlights" on pages 136 - 139.

See Notes to Financial Statements.

Financial Highlights
      IVY LIMITED-TERM BOND FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$10.00	$10.14	$10.48	$10.45	$10.20

Income (loss) from investment operations:
Net investment income	0.33	0.30	0.28	0.29	0.36
Net realized and unrealized gain (loss) on investments	0.15	(0.14)	(0.34)	0.03	0.25

Total from investment operations	0.48	0.16	(0.06)	0.32	0.61

Less distributions from:
Net investment income	(0.33)	(0.30)	(0.28)	(0.29)	(0.36)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.33)	(0.30)	(0.28)	(0.29)	(0.36)

Net asset value, end of period	$10.15	$10.00	$10.14	$10.48	$10.45

Total return (1)	4.89%	1.59%	-0.60%	3.13%	6.15%
Net assets, end of period (in millions)	$35	$33	$38	$35	$40
Ratio of expenses to average net assets	1.33%	1.31%	1.27%	1.18%	1.09%
Ratio of net investment income to average net assets	3.30%	2.98%	2.71%	2.79%	3.32%
Portfolio turnover rate	41%	28%	36%	30%	49%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.

See Notes to Financial Statements.

Financial Highlights
      IVY LIMITED-TERM BOND FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$10.00	$10.14	$10.48	$10.45	$10.20

Income (loss) from investment operations:
Net investment income	0.24	0.21	0.18	0.19	0.27
Net realized and unrealized gain (loss) on investments	0.15	(0.14)	(0.34)	0.03	0.25

Total from investment operations	0.39	0.07	(0.16)	0.22	0.52

Less distributions from:
Net investment income	(0.24)	(0.21)	(0.18)	(0.19)	(0.27)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.24)	(0.21)	(0.18)	(0.19)	(0.27)

Net asset value, end of period	$10.15	$10.00	$10.14	$10.48	$10.45

Total return	3.94%	0.68%	-1.51%	2.18%	5.18%
Net assets, end of period (in millions)	$5	$5	$7	$6	$5
Ratio of expenses to average net assets	2.23%	2.22%	2.20%	2.11%	2.01%
Ratio of net investment income to average net assets	2.39%	2.06%	1.78%	1.86%	2.47%
Portfolio turnover rate	41%	28%	36%	30%	49%

See Notes to Financial Statements.

Financial Highlights
      IVY LIMITED-TERM BOND FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$10.00	$10.14	$10.48	$10.45	$10.20

Income (loss) from investment operations:
Net investment income	0.24	0.21	0.19	0.20	0.27
Net realized and unrealized gain (loss) on investments	0.15	(0.14)	(0.34)	0.03	0.25

Total from investment operations	0.39	0.07	(0.15)	0.23	0.52

Less distributions from:
Net investment income	(0.24)	(0.21)	(0.19)	(0.20)	(0.27)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.24)	(0.21)	(0.19)	(0.20)	(0.27)

Net asset value, end of period	$10.15	$10.00	$10.14	$10.48	$10.45

Total return	3.98%	0.73%	-1.45%	2.23%	5.22%
Net assets, end of period (in millions)	$12	$13	$17	$22	$30
Ratio of expenses to average net assets	2.20%	2.17%	2.14%	2.05%	1.98%
Ratio of net investment income to average net assets	2.42%	2.12%	1.84%	1.92%	2.59%
Portfolio turnover rate	41%	28%	36%	30%	49%

See Notes to Financial Statements.

Financial Highlights
      IVY LIMITED-TERM BOND FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$10.00	$10.14	$10.48	$10.45	$10.20

Income (loss) from investment operations:
Net investment income	0.34	0.31	0.29	0.29	0.36
Net realized and unrealized gain (loss) on investments	0.15	(0.14)	(0.34)	0.03	0.25

Total from investment operations	0.49	0.17	(0.05)	0.32	0.61

Less distributions from:
Net investment income	(0.34)	(0.31)	(0.29)	(0.29)	(0.36)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.34)	(0.31)	(0.29)	(0.29)	(0.36)

Net asset value, end of period	$10.15	$10.00	$10.14	$10.48	$10.45

Total return	5.06%	1.72%	-0.49%	3.18%	6.14%
Net assets, end of period (in millions)	$1	$2	$2	$2	$2
Ratio of expenses to average net assets	1.17%	1.19%	1.16%	1.13%	1.09%
Ratio of net investment income to average net assets	3.44%	3.10%	2.82%	2.83%	3.42%
Portfolio turnover rate	41%	28%	36%	30%	49%

See Notes to Financial Statements.

Manager's Discussion of Ivy Mid Cap Growth Fund
      March 31, 2007

Below, Kimberly A. Scott, CFA, portfolio manager of the Ivy Mid Cap Growth Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2007. She has managed the Fund since its inception and has 20 years of industry experience.

STYLE
VALUE	BLEND	GROWTH
			LARGE	CAPITALIZATION
		X	MEDIUM
SMALL

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

The Fund rose 3.89 percent (Class A shares at net asset value) for the fiscal year ended March 31, 2007, underperforming its benchmark, the Russell Mid-Cap Growth Index (generally reflecting the performance of securities that represent the mid-cap sector of the stock market), which increased 6.93 percent for the same period. By comparison, the Lipper Mid-Cap Growth Funds Universe Average (reflecting the universe of funds with similar investment objectives) advanced 3.61 percent for the period.

Information technology weighs on results

The Fund's underperformance for the year relative to its benchmark largely can be attributed to our overweight position in the lagging information technology sector, where we had a number of names that were poor performers, including Global Payments Inc., Broadcom Corporation, Class A and CheckFree Corporation. However, Apple Inc., Research In Motion Limited and Sun Microsystems, Inc. all contributed positively to the sector's performance.

The Fund also experienced another significant area of underperformance in the industrials sector, where the stocks the Fund owned underperformed the benchmark. Fastenal Company was the leading laggard in this group, contributing to the bulk of the performance deficit. Our underweight position in the consumer discretionary sector also hurt results, with Getty Images, Inc. serving as the greatest hindrance for the year. Our lack of exposure to both the telecommunications services and utilities sectors also contributed to our underperformance, as both of those groups posted strong gains last year. Conversely, the health care, financials and energy sectors all made significant, positive contributions to our performance for the year.

Mixed sector performances produce modest gains for mid-cap market

Mid-cap growth stocks struggled during the first quarter of the fiscal year before beginning a steady march upward in the middle of the summer and hardly looked back, save for a pause at the beginning of December and again in late February/early March. An easing of commodity price gains (including energy prices), a solid domestic economic outlook, continued strength in global economies and an expectation for a shift to neutral by the Federal Reserve set the stage for investors to bid up stock prices, even while the pace of corporate profitability growth began to slow.

The market's gains were broad, with all sectors ending the year higher, with the exception of information technology. The utilities, materials, telecommunication services, consumer staples, financials and consumer discretionary sectors all outperformed the Russell Mid-Cap Growth Index, while the energy, industrials, health care and information technology sectors all underperformed.

Our decisions to be underweight the materials, telecommunications services and utilities sectors clearly impacted our performance, as those areas had strong positive returns last year. We also were significantly underweight in the consumer discretionary sector, which slightly outperformed the benchmark. Our overweight position in the information technology sector also hurt our performance, as this group posted negative returns for the year. However, favorable stock selection in the energy, health care and financials sectors contributed nicely to overall performance, especially given our slight overweight in financials, which outperformed the benchmark.

Our outlook

Areas of emphasis for the Fund last year relative to the Russell Mid-Cap Growth Index included health care, information technology and financial services. We were especially overweight the information technology sector, as we identified a number of names that we believed to have solid long-term growth prospects. However, that sector was largely out of favor with the market last year as investors continued to focus on other key areas as the front end of global economic and infrastructure growth, including the materials sector. We continue to like the information technology sector, despite its shortfall last year, as we believe ongoing investment in the Internet and telecommunications infrastructure, coupled with global demand for technology-interrelated consumer products, likely will drive growth in this sector over the coming year.

We continue to favor the health care sector, given what we feel are the compelling growth characteristics and selection of high quality names within the group. We have found many names that we consider attractive opportunities in an effort to take advantage of important long-term trends in health care, with a particular focus on orthopedics, eye care, dental care and women's health. We have recently increased our exposure to the consumer discretionary sector, as we believe a neutral or more accommodating Federal Reserve and continued strength in employment will benefit the consumer, in spite of the woes in the housing market. We have a very favorable secular outlook on the energy sector, and intend to seek out opportunities to increase our exposure in that area as well.

Changes to Top 10 Equity Holdings March 31, 2007 compared to March 31, 2006
Company	Change in weighting

Henry Schein, Inc.	Increased
Apple Inc.	Increased
Allergan, Inc.	Unchanged
Synovus Financial Corp.	New to Top 10
C. R. Bard, Inc.	Increased
Stericycle, Inc.	New to Top 10
Chicago Mercantile Exchange Holdings Inc.	Decreased
Northern Trust Corporation	New to Top 10
Paychex, Inc.	Decreased
Fastenal Company	Decreased

See your advisor or www.ivyfunds.com for more information on the Fund's most recently published Top 10 Holdings.

We like the consumer staples area for its defensive characteristics and generally healthy dividend yields on many stocks within the sector. With regard to specific holdings, we hold positions in Brown-Forman Corporation, Class B, Longs Drug Stores Corporation and Hershey Foods Corporation, and recently have added
Wm. Wrigley Jr. Company to the Fund. Sector preferences aside, we will continue to look for the best combination of quality, growth and valuation to invest in what we feel are the best stocks with the potential to create strong returns for Fund shareholders over the long term.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund's prospectus.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment
Ivy Mid Cap Growth Fund, Class A Shares (1)	$12,808
Russell Mid-Cap Growth Index	$9,696
Lipper Mid-Cap Growth Funds Universe Average	$10,131

		IVY MID CAP GROWTH FUND,	RUSSELL MID-CAP GROWTH	LIPPER MID-CAP GROWTH FUNDS
		CLASS A SHARES	INDEX	UNIVERSE AVERAGE

JUNE	6/30/00	9,425	10,000	10,000
MARCH	2001	8,871	5,899	7,018
MARCH	2002	8,723	6,170	7,111
MARCH	2003	6,531	4,560	5,211
MARCH	2004	8,901	6,824	7,488
MARCH	2005	9,782	7,391	7,894
MARCH	2006	12,328	9,068	9,778
MARCH	2007	12,808	9,696	10,131

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C	Class Y	Class R

1-year period ended 3-31-07	-2.08%	-1.22%	3.14%	4.17%	3.74%
5-year period ended 3-31-07	6.71%	6.54%	7.12%	8.31%	–
10-year period ended 3-31-07	–	–	–	–	–
Since inception of Class (3) through 3-31-07	3.73%	3.38%	3.78%	4.57%	8.59%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares and Class R shares are not subject to sales charges.

(3)6-30-00 for Class A shares, 7-6-00 for Class B shares, 7-3-00 for Class C shares, 7-10-00 for Class Y shares and 12-29-05 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY MID CAP GROWTH FUND

Portfolio Highlights

On March 31, 2007, the Ivy Mid Cap Growth Fund had net assets totaling $137,474,460 invested in a diversified portfolio of:

93.20%	Domestic Common Stocks
3.89%	Cash and Cash Equivalents and Options
2.91%	Foreign Common Stocks

As a shareholder of the Fund, for every $100 you had invested on March 31, 2007, your Fund owned:

Health Care Stocks	$21.71
Business Equipment and Services Stocks	$14.53
Technology Stocks	$14.35
Financial Services Stocks	$10.98
Retail Stocks	$8.85
Capital Goods Stocks	$6.99
Energy Stocks	$5.22
Consumer Nondurables Stocks	$3.99
Consumer Services Stocks	$3.92
Cash and Cash Equivalents and Options	$3.89
Miscellaneous Stocks	$3.53
Consumer Durables Stocks	$2.04

The Investments of Ivy Mid Cap Growth Fund
March 31, 2007
COMMON STOCKS	Shares	Value

Banks - 5.55%
Northern Trust Corporation	60,250	$3,621,326
Synovus Financial Corp.	123,950	4,008,543
		7,629,869
Beverages - 1.41%
Brown-Forman Corporation, Class B	29,600	1,940,576

Business Equipment and Services - 7.93%
Akamai Technologies, Inc.*	15,200	758,328
Allot Communications Ltd.*	14,250	130,744
Bucyrus International, Inc., Class A	16,750	861,955
Cintas Corporation	51,150	1,846,259
Lamar Advertising Company, Class A	34,250	2,155,866
Republic Services, Inc., Class A	49,575	1,379,177
Stericycle, Inc.*	46,250	3,769,144
		10,901,473
Capital Equipment - 2.16%
IDEX Corporation	58,225	2,962,488

Chemicals - Specialty - 1.08%
Air Products and Chemicals, Inc.	20,000	1,477,800

Communications Equipment - 0.32%
Marvell Technology Group Ltd.*	26,150	438,928

Computers - Micro - 4.70%
Apple Inc.*	45,750	4,250,404
Sun Microsystems, Inc.*	367,800	2,204,961
		6,455,365
Computers - Peripherals - 1.03%
Citrix Systems, Inc.*	19,650	628,996
Electronic Arts Inc.*	15,650	787,664
		1,416,660
Consumer Electronics - 1.15%
Research In Motion Limited*	11,600	1,583,342

Electrical Equipment - 1.36%
Molex Incorporated	11,100	312,854
Molex Incorporated, Class A	62,650	1,557,792
		1,870,646
Electronic Components - 7.02%
Broadcom Corporation, Class A*	89,075	2,855,299
Linear Technology Corporation	39,000	1,231,620
Microchip Technology Incorporated	69,000	2,452,605
Network Appliance, Inc.*	85,150	3,107,549
		9,647,073
Electronic Instruments - 1.28%
Lam Research Corporation*	37,200	1,760,676

Farm Machinery - 1.17%
AGCO Corporation*	43,650	1,613,740

Food and Related - 2.58%
Hershey Foods Corporation	40,250	2,200,065
Wm. Wrigley Jr. Company	26,450	1,347,099
		3,547,164
Health Care - Drugs - 5.22%
Allergan, Inc.	38,200	4,233,324
Gilead Sciences, Inc.*	38,450	2,940,079
		7,173,403
Health Care - General - 9.11%
DENTSPLY International Inc.	53,450	1,750,220
Gen-Probe Incorporated*	24,650	1,160,029
Henry Schein, Inc.*	78,000	4,303,650
Hologic, Inc.*	32,350	1,864,330
Kyphon Inc.*	32,500	1,466,237
Zimmer Holdings, Inc.*	23,200	1,981,512
		12,525,978
Hospital Supply and Management - 7.38%
C. R. Bard, Inc.	48,900	3,888,039
Cytyc Corporation*	63,150	2,160,993
Express Scripts, Inc.*	13,950	1,126,532
Laboratory Corporation of America Holdings*	40,900	2,970,567
		10,146,131
Insurance - Property and Casualty - 1.34%
AXIS Capital Holdings Limited	54,500	1,845,370

Metal Fabrication - 2.30%
Fastenal Company	90,150	3,162,913

Motor Vehicles - 0.89%
Harley-Davidson, Inc.	20,900	1,227,875

Petroleum - Domestic - 1.37%
XTO Energy Inc.	34,416	1,886,341

Petroleum - International - 1.50%
Noble Energy, Inc.	34,650	2,066,873

Petroleum - Services - 2.35%
BJ Services Company	21,450	598,455
Complete Production Services, Inc.*	32,850	654,043
National Oilwell Varco, Inc.*	12,150	945,149
Smith International, Inc.	21,350	1,025,868
		3,223,515
Publishing - 3.92%
E. W. Scripps Company (The)	25,100	1,121,468
Getty Images, Inc.*	31,150	1,514,824
Meredith Corporation	48,050	2,757,590
		5,393,882
Restaurants - 3.02%
Chipotle Mexican Grill, Inc.*	11,900	738,990
P.F. Chang's China Bistro, Inc.*	44,650	1,869,719
YUM! Brands, Inc.	26,750	1,545,080
		4,153,789
Retail - Food Stores - 1.06%
Longs Drug Stores Corporation	28,150	1,453,666

Retail - General Merchandise - 1.17%
Nordstrom, Inc.	30,250	1,601,435

Retail - Specialty Stores - 3.60%
Chico's FAS, Inc.*	65,700	1,605,051
Coldwater Creek Inc.*	55,150	1,118,166
J. Crew Group, Inc.*	55,400	2,225,418
		4,948,635
Security and Commodity Brokers - 4.09%
Chicago Mercantile Exchange Holdings Inc. (A)	7,050	3,753,843
TD Ameritrade Holding Corporation*	125,450	1,866,069
		5,619,912
Timesharing and Software - 6.60%
aQuantive, Inc.*	24,300	677,970
eBay Inc.*	89,200	2,954,750
Global Payments Inc.	60,900	2,074,254
Paychex, Inc.	88,950	3,367,647
		9,074,621
Trucking and Shipping - 1.98%
C.H. Robinson Worldwide, Inc.	57,050	2,723,282

Utilities - Telephone - 0.47%
Equinix, Inc.*	7,600	650,598

TOTAL COMMON STOCKS - 96.11%		$132,124,019

(Cost: $90,955,675)

PUT OPTIONS - 0.01%	Number of Contracts

Chicago Mercantile Exchange Holdings Inc., April 540,
Expires 4-23-07	8	$13,600
(Cost: $7,040)

SHORT-TERM SECURITIES - 3.95%	Principal Amount in Thousands

Utilities - Telephone
AT&T Inc.,
5.41%, 4-2-07	$5,431	$5,430,184
(Cost $5,430,184)

TOTAL INVESTMENT SECURITIES - 100.07%		$137,567,803

(Cost: $96,392,899)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.07%)		(93,343)

NET ASSETS - 100.00%		$137,474,460

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
(A)Security serves as cover for the following written call option outstanding at March 31, 2007. (See Note 6 to financial statements):
Underlying Security	Contracts Subject to Call	Expiration Month/ Exercise Price	Premium Received	Market Value

Chicago Mercantile Exchange Holdings Inc.	8	June/650	$5,980	$1,260

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY MID CAP GROWTH FUND
      March 31, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $96,393) (Notes 1 and 3)	$137,568
Receivables:
Fund shares sold	215
Investment securities sold	163
Dividends and interest	100
Prepaid and other assets	36

Total assets	138,082

LIABILITIES
Payable for investment securities purchased	262
Payable to Fund shareholders	239
Accrued shareholder servicing (Note 2)	52
Due to custodian	31
Accrued accounting services fee (Note 2)	6
Accrued management fee (Note 2)	6
Accrued distribution and service fees (Note 2)	3
Outstanding written options at market (premium received - $6) (Note 6)	1
Other	14

Total liabilities	614

Total net assets	$137,468

NET ASSETS
$0.01 par value capital stock:
Capital stock	$106
Additional paid-in capital	130,898
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(21)
Accumulated undistributed net realized loss on investment transactions	(34,695)
Net unrealized appreciation in value of investments	41,180

Net assets applicable to outstanding units of capital	$137,468

Net asset value per share (net assets divided by shares outstanding):
Class A	$13.07
Class B	$12.18
Class C	$12.48
Class Y	$13.23
Class R	$13.05
Capital shares outstanding:
Class A	7,977
Class B	900
Class C	974
Class Y	751
Class R	9
Capital shares authorized	350,000

See Notes to Financial Statements.

Statement of Operations
      IVY MID CAP GROWTH FUND
      For the Fiscal Year Ended March 31, 2007
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends	$1,082
Interest and amortization	411

Total income	1,493

Expenses (Note 2):
Investment management fee	1,142
Shareholder servicing:
Class A	328
Class B	65
Class C	45
Class Y	16
Class R	– *
Service fee:
Class A	252
Class B	27
Class C	31
Class R	– *
Distribution fee:
Class B	82
Class C	94
Class Y	25
Class R	– *
Accounting services fee	67
Audit fees	26
Custodian fees	9
Legal fees	1
Other	125

Total	2,335
Less expenses in excess of voluntary limit (Note 2)	(19)

Total expenses	2,316

Net investment loss	(823)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	6,002
Realized net gain on written options	133

Realized net gain on investments	6,135

Unrealized depreciation in value of securities during the period	(802)
Unrealized depreciation in value of written options during the period	(66)

Unrealized depreciation in value of investments during the period	(868)

Net gain on investments	5,267

Net increase in net assets resulting from operations	$4,444

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY MID CAP GROWTH FUND
      (In Thousands)

	For the fiscal year ended March 31,
	2007	2006

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(823)	$(529)
Realized net gain on investments	6,135	5,840
Unrealized appreciation (depreciation)	(868)	20,295

Net increase in net assets resulting from operations	4,444	25,606

Distributions to shareholders from (Note 1F): (1)
Net investment income:
Class A	(–)	(–)
Class B	(–)	(–)
Class C	(–)	(–)
Class Y	(–)	(–)
Class R	(–)	(–)
Realized gains on investment transactions:
Class A	(–)	(–)
Class B	(–)	(–)
Class C	(–)	(–)
Class Y	(–)	(–)
Class R	(–)	(–)

	(–)	(–)

Capital share transactions (Note 5)	(6,750)	22,221

Total increase (decrease)	(2,306)	47,827
NET ASSETS
Beginning of period	139,774	91,947

End of period	$137,468	$139,774

Undistributed net investment loss	$(21)	$(11)

(1)See "Financial Highlights" on pages 152 - 156.

See Notes to Financial Statements.

Financial Highlights
      IVY MID CAP GROWTH FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2007		2006		2005	2004	2003

Net asset value, beginning of period	$12.59		$9.99		$9.09	$6.67	$8.91

Income (loss) from investment operations:
Net investment loss	(0.06)		(0.04)		(0.09)	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investments	0.54		2.64		0.99	2.50	(2.19)

Total from investment operations	0.48		2.60		0.90	2.42	(2.24)

Less distributions from:
Net investment income	(0.00)		(0.00)		(0.00)	(0.00)	(0.00)*
Capital gains	(0.00)		(0.00)		(0.00)	(0.00)	(0.00)

Total distributions	(0.00)		(0.00)		(0.00)	(0.00)	(0.00)*

Net asset value, end of period	$13.07		$12.59		$9.99	$9.09	$6.67

Total return (1)	3.89%		26.03%		9.90%	36.28%	-25.13%
Net assets, end of period (in millions)	$104		$105		$68	$50	$14
Ratio of expenses to average net assets including voluntary expense waiver	1.59%		1.62%		1.65%	1.84%	1.17%
Ratio of net investment loss to average net assets including voluntary expense waiver	-0.48%		-0.30%		-0.95%	-1.20%	-0.49%
Ratio of expenses to average net assets excluding voluntary expense waiver	1.59	%(2)	1.62	%(2)	1.70%	1.89%	2.02%
Ratio of net investment loss to average net assets excluding voluntary expense waiver	-0.48	%(2)	-0.30	%(2)	-1.00%	-1.25%	-1.34%
Portfolio turnover rate	25%		28%		25%	24%	36%

*Not shown due to rounding.
(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      IVY MID CAP GROWTH FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2007		2006		2005		2004	2003

Net asset value, beginning of period	$11.85		$9.50		$8.75		$6.49	$8.81

Income (loss) from investment operations:
Net investment loss	(0.23)		(0.18)		(0.23)		(0.17)	(0.14)
Net realized and unrealized gain (loss) on investments	0.56		2.53		0.98		2.43	(2.18)

Total from investment operations	0.33		2.35		0.75		2.26	(2.32)

Less distributions from:
Net investment income	(0.00)		(0.00)		(0.00)		(0.00)	(0.00)
Capital gains	(0.00)		(0.00)		(0.00)		(0.00)	(0.00)

Total distributions	(0.00)		(0.00)		(0.00)		(0.00)	(0.00)

Net asset value, end of period	$12.18		$11.85		$9.50		$8.75	$6.49

Total return	2.79%		24.74%		8.57%		34.82%	-26.33%
Net assets, end of period (in millions)	$11		$12		$11		$12	$2
Ratio of expenses to average net assets including voluntary expense waiver	2.62%		2.70%		2.81%		3.04%	2.73%
Ratio of net investment loss to average net assets including voluntary expense waiver	-1.52%		-1.43%		-2.12%		-2.37%	-2.05%
Ratio of expenses to average net assets excluding voluntary expense waiver	2.62	%(1)	2.70	%(1)	2.81	%(1)	3.09%	3.58%
Ratio of net investment loss to average net assets excluding voluntary expense waiver	-1.52	%(1)	-1.43	%(1)	-2.12	%(1)	-2.43%	-2.90%
Portfolio turnover rate	25%		28%		25%		24%	36%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      IVY MID CAP GROWTH FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$12.10	$9.67	$8.86	$6.56	$8.85

Income (loss) from investment operations:
Net investment loss	(0.19)	(0.12)	(0.15)	(0.13)	(0.10)
Net realized and unrealized gain (loss) on investments	0.57	2.55	0.96	2.43	(2.19)

Total from investment operations	0.38	2.43	0.81	2.30	(2.29)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Net asset value, end of period	$12.48	$12.10	$9.67	$8.86	$6.56

Total return	3.14%	25.13%	9.14%	35.06%	-25.88%
Net assets, end of period (in millions)	$12	$14	$11	$10	$3
Ratio of expenses to average net assets including voluntary expense waiver	2.35%	2.35%	2.35%	2.59%	2.18%
Ratio of net investment loss to average net assets including voluntary expense waiver	-1.25%	-1.09%	-1.66%	-1.98%	-1.50%
Ratio of expenses to average net assets excluding voluntary expense waiver	2.42%	2.40%	2.46%	2.64%	3.03%
Ratio of net investment loss to average net assets excluding voluntary expense waiver	-1.32%	-1.14%	-1.77%	-2.03%	-2.35%
Portfolio turnover rate	25%	28%	25%	24%	36%

See Notes to Financial Statements.

Financial Highlights
      IVY MID CAP GROWTH FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$12.70	$10.04	$9.09	$6.67	$8.91

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	0.05 (1)	(0.06)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	0.56	2.61 (1)	1.01	2.47	(2.20)

Total from investment operations	0.53	2.66	0.95	2.42	(2.21)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.03)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.00)	(0.00)	(0.00)	(0.00)	(0.03)

Net asset value, end of period	$13.23	$12.70	$10.04	$9.09	$6.67

Total return	4.17%	26.50%	10.45%	36.28%	-24.86%
Net assets, end of period (in thousands)	$9,935	$9,009	$1,961	$1,363	$329
Ratio of expenses to average net assets including voluntary expense waiver	1.25%	1.25%	1.25%	1.72%	0.86%
Ratio of net investment income (loss) to average net assets including voluntary expense waiver	-0.15%	0.43%	-0.55%	-0.91%	-0.18%
Ratio of expenses to average net assets excluding voluntary expense waiver	1.42%	1.43%	1.48%	1.77%	1.71%
Ratio of net investment income (loss) to average net assets excluding voluntary expense waiver	-0.32%	0.25%	-0.78%	-0.96%	-1.03%
Portfolio turnover rate	25%	28%	25%	24%	36%

(1)Based on average weekly shares outstanding.

See Notes to Financial Statements.

Financial Highlights
      IVY MID CAP GROWTH FUND
      Class R Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended 3-31-07	For the period from 12-29-05(1) to 3-31-06

Net asset value, beginning of period	$12.58	$11.77

Income (loss) from investment operations:
Net investment income (loss)	(0.07)	0.02
Net realized and unrealized gain on investments	0.54	0.79

Total from investment operations	0.47	0.81

Less distributions from:
Net investment income	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)

Total distributions	(0.00)	(0.00)

Net asset value, end of period	$13.05	$12.58

Total return	3.74%	6.88%
Net assets, end of period (in thousands)	$111	$107
Ratio of expenses to average net assets	1.71%	1.75	%(2)
Ratio of net investment income (loss) to average net assets	-0.59%	0.73	%(2)
Portfolio turnover rate	25%	28	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the fiscal year ended March 31, 2006.

See Notes to Financial Statements.

Manager's Discussion of Ivy Money Market Fund

      March 31, 2007

Below, Mira Stevovich, CFA, portfolio manager of the Ivy Money Market Fund, discusses the Fund's positioning, performance and results for the fiscal year ended March 31, 2007. She has managed the Fund since its inception and has 20 years of industry experience.

MATURITY
SHORT	INTERMED	LONG
X			HIGH	CREDIT QUALITY
MEDIUM
LOW

This diagram shows the Fund's fixed-income investment style by displaying the average credit quality of the bonds owned and the Fund's interest rate sensitivity, as measured by average maturity. Shaded areas show the past three years of quarterly data. Source: Morningstar

The Fund was generally competitive with peer group money market funds over the fiscal year. The yield on the Fund has increased gradually due to increases in the federal funds' rate, which has translated into higher-yielding market rates of interest. The Fund's fiscal year started with the federal funds rate at 4.75 percent. The Federal Reserve Board continued to remove excess liquidity from the financial system through June 2006, a process it began in June 2004. As of fiscal year-end, the federal funds rate stood at 5.25 percent.

Fed pauses, economy cools

The increase in short-term interest rates positively affected the overall performance of the Fund. Throughout the early part of the fiscal year, market sentiment anticipated increasing rates of interest, which provided the opportunity to invest in securities with higher yields. However, in the latter part of the fiscal year, the economic winds began to shift to a belief that the economy was cooling down. This sentiment was reinforced when the Federal Reserve Board chose to leave the federal funds' rate unchanged at its September 2006 meeting, the first break in the steadily increasing funds rate since June 2004. Since then, money market rates have fluctuated depending upon economic data, and the resulting market interpretation of the next Federal Reserve interest rate move.

Credit quality continued to play a role in the management and performance of the Fund. We are always vigilant in our review of the companies and securities in which we invest. We continue to select investments that we believe to be of the highest credit quality, based on our strict credit risk constraints. However, these securities do not always pay the highest rates of interest, meaning that the overall yield can be held down somewhat by the higher quality focus.

A large number of investors remained in short maturities within the short-term market due to the anticipation of steadily increasing short-term rates. This kept rates of interest on these shortest investments at depressed levels. In addition, as confusion surrounded the market regarding the top level of the federal funds' rate, interest rates of longer term securities fluctuated, depending upon the economic statistics being released. Therefore, this uncertainty made it difficult to time any lengthening in the average maturity of the fund. However, these market rate fluctuations sometimes also provided investment opportunities.

Portfolio Characteristics
As of March 31, 2007

Average maturity	46 days

To help compensate for this, we have purchased some longer-dated (higher-yielding) high-quality securities. Certain types of securities, such as taxable municipal securities and asset-backed commercial paper, have also been purchased, because of their attractive rates of interest. In the increasing interest rate environment in which we were through part of the fiscal year, floating rate taxable municipal securities were an excellent investment vehicle in which to invest. The more frequent the rate change of the floating rate security, the quicker the interest rate increases are captured in the portfolio. This helped our yield increase more quickly following interest rate increases.

Our outlook

We have emphasized investments of the highest credit quality this past year from all industries and sectors, and we intend to continue to do so going forward. We have used floating rate securities this year, and we intend to do so this next fiscal year. We have continued to add asset-backed commercial paper investments to the Fund, as they provide higher yields, while also providing high credit quality, and we intend to do so in the future, as opportunities present themselves. Going forward, we will include U.S. Treasury and government agency securities, when we feel that they look attractive on a relative basis.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Please remember that an investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

SHAREHOLDER SUMMARY OF IVY MONEY MARKET FUND

Portfolio Highlights

On March 31, 2007, Ivy Money Market Fund had net assets totaling $68,549,776.

As a shareholder of the Fund, for every $100 you had invested on March 31, 2007, your Fund owned:

Corporate Obligations - Commercial Paper	$28.49
Corporate Obligations - Notes	$26.37
Corporate Obligations - Commercial Paper (backed by irrevocable bank letter of credit)	$18.28
Municipal Obligations - Taxable	$18.12
Corporate Obligations - Certificates of Deposit	$7.04
United States Government Agency Obligations and Cash and Cash Equivalents	$1.70

The Investments of Ivy Money Market Fund
March 31, 2007
CORPORATE OBLIGATIONS	Principal Amount in Thousands	Value

Certificates of Deposits - 7.04%
Banks
Barclays Bank PLC,
5.37%, 4-15-08	$1,000	$1,000,000
Barclays Bank PLC, New York Branch,
5.2%, 4-3-07	925	925,000
Citibank, N.A.:
5.31%, 5-5-07	300	300,000
5.31%, 5-25-07	1,500	1,500,000
5.28%, 6-7-07	1,100	1,100,000
		4,825,000
Commercial Paper
Banks - 2.03%
Barclays U.S. Funding Corp.,
5.24%, 5-14-07	1,400	1,391,237

Capital Equipment - 3.91%
Deere (John) Capital Corporation:
5.28%, 4-24-07	1,200	1,195,952
5.23%, 6-6-07	1,000	990,412
5.23%, 6-7-07	500	495,133
		2,681,497
Finance Companies - 2.62%
General Electric Capital Corporation,
5.0%, 6-15-07	1,800	1,798,115

Food and Related - 4.55%
McCormick & Co. Inc.:
5.1%, 5-31-07	1,800	1,784,700
5.11%, 5-31-07	360	356,934
5.0%, 8-31-07	1,000	978,889
		3,120,523
Household - General Products - 4.79%
Procter & Gamble Company (The):
5.28%, 4-16-07	1,000	997,800
5.24%, 5-21-07	2,300	2,283,261
		3,281,061
Mining - 4.80%
BHP Billiton Finance (USA) Limited (BHP Billiton Limited):
5.27%, 4-25-07	2,800	2,790,163
5.275%, 4-30-07	500	497,875
		3,288,038
Security and Commodity Brokers - 3.30%
UBS Finance Delaware LLC (UBS AG):
5.25%, 5-7-07	667	663,498
5.24%, 5-8-07	1,106	1,100,044
5.24%, 6-6-07	500	495,197
		2,258,739
Utilities - Telephone - 2.49%
AT&T Inc.,
5.44%, 4-2-07	1,708	1,707,742

Total Commercial Paper - 28.49%		19,526,952

Commercial Paper (backed by irrevocable bank letter of credit)
Finance Companies - 11.36%
ED&F Man Treasury Management PLC (Rabobank Nederland),
5.38%, 4-5-07	802	801,521
ED&F Man Treasury Management PLC (Royal Bank of Scotland PLC (The)),
5.23%, 7-2-07	1,700	1,677,279
River Fuel Company #2, Inc. (Bank of New York (The)),
5.25%, 4-30-07	250	248,943
River Fuel Funding Company #3, Inc. (Bank of New York (The)),
5.25%, 4-30-07	1,091	1,086,386
River Fuel Trust #1 (Bank of New York (The)),
5.23%, 6-18-07	881	871,017
Vehicle Services of America Ltd. (Bank of America, N.A.),
5.265%, 5-9-07	3,120	3,102,661
		7,787,807
Food and Related - 4.37%
COFCO Capital Corp. (Rabobank Nederland):
5.26%, 4-3-07	2,150	2,149,372
5.26%, 4-10-07	850	848,882
		2,998,254
Multiple Industry - 2.55%
Louis Dreyfus Corporation (Barclays Bank PLC, New York Branch):
5.26%, 4-5-07	1,000	999,415
5.27%, 4-12-07	250	249,597
5.245%, 4-19-07	500	498,689
		1,747,701

Total Commercial Paper (backed by irrevocable bank letter of credit) - 18.28%		12,533,762

Notes
Banks - 6.85%
Bank of America, N.A.,
5.27%, 9-14-07	1,100	1,100,000
Rabobank Nederland,
5.03%, 4-18-07*	500	500,000
U.S. Bancorp,
5.1%, 7-15-07	1,400	1,398,517
Wells Fargo & Company:
5.38%, 4-2-07*	500	500,000
5.33%, 4-16-07*	1,200	1,200,000
		4,698,517
Business Equipment and Services - 1.08%
Playworld Systems Incorporated, Taxable Variable Rate Demand/Fixed Rate Revenue Bonds, Series A of 1998 (Wachovia Bank, N.A.),
5.44%, 4-4-07*	740	740,000

Computers - Main and Mini - 1.46%
International Business Machines Corporation,
5.33%, 4-9-07*	1,000	1,000,000

Cosmetics and Toiletries - 0.73%
Kimberly-Clark Corporation,
5.263%, 12-19-07	500	500,000

Finance Companies - 3.32%
Capital Markets Access Company LC, Taxable Variable Rate Demand Bonds (LSPB Real Estate, LLC Project), Series 2007 (Wachovia Bank, N.A.),
5.39%, 4-5-07*	1,395	1,395,000
Lowell Family, LLC, Variable Rate Taxable Demand Bonds (LaSalle Bank National Association),
5.36%, 4-5-07*	240	240,000
P&W Holdings, LLC, Taxable Variable Rate Demand Bonds, Series 2005 (Wachovia Bank, N.A.),
5.32%, 4-5-07*	250	250,000
Park Street Properties I, LLC, Taxable Variable Rate Demand Notes, Series 2004 (University of Wisconsin - Madison Projects), (U.S. Bank, National Association),
5.32%, 4-5-07*	390	390,000
		2,275,000
Health Care - Drugs - 0.95%
GlaxoSmithKline Capital plc,
2.375%, 4-16-07	650	649,191

Health Care - General - 1.06%
B & D Associates, LLP and Eye Associates of Boca Raton, P.A., Taxable Variable Rate Demand Bonds (B & D Associates Project), Series 2005 (Wachovia Bank, N.A.),
5.32%, 4-5-07*	725	725,000

Hospital Supply and Management - 0.09%
Meriter Management Services, Inc., Taxable Variable Rate Demand Notes, Series 1996 (U.S. Bank Milwaukee, N.A.),
5.35%, 4-4-07*	65	65,000

Multiple Industry - 4.53%
3M Company,
5.656%, 12-12-07 (A)	1,500	1,504,535
Coweta Summit Associates, LLC, Taxable Revenue Bonds, Series 2005 (SunTrust Bank),
5.37%, 4-4-07*	1,600	1,600,000
		3,104,535
Non-Residential Construction - 0.44%
Healthcare Property Group, LLC, Taxable Variable Rate Bonds, Series 2005 (SunTrust Bank),
5.37%, 4-4-07*	300	300,000

Real Estate Investment Trust - 1.13%
Arden Realty Limited Partnership,
7.0%, 11-15-07	765	773,029

Retail - General Merchandise - 2.92%
Wal-Mart Stores, Inc.,
5.877%, 6-1-07	2,000	2,000,806

Securitiy and Commodity Brokers - 1.09%
UBS AG,
5.4%, 2-1-08	750	749,711

Trucking and Shipping - 0.72%
Volpe Family Partnership, L.P., Taxable Variable Rate Demand Revenue Bonds, Series of 2001 (Wachovia Bank, N.A.),
5.37%, 4-5-07*	495	495,000

Total Notes - 26.37%		18,075,789

TOTAL CORPORATE OBLIGATIONS - 80.18%		$54,961,503

(Cost: $54,961,503)

MUNICIPAL OBLIGATIONS - TAXABLE

Arkansas - 1.43%
City of Little Rock, Arkansas, Taxable Variable Rate Demand Revenue Bonds (Ringwood Containers, L.P. Project), Series 2006A (SunTrust Bank),
5.37%, 4-4-07*	980	980,000

California - 8.61%
California Pollution Control Financing Authority, Environmental Improvement Revenue Bonds:
Air Products and Chemicals, Inc./Wilmington Facility, Taxable Series 1997A,
5.28%, 5-3-07	3,100	3,100,000
Atlantic Richfield Company Project, Series 1997 (Taxable), (BP p.l.c.),
5.29%, 4-2-07	2,800	2,800,000
		5,900,000
Georgia - 2.92%
Municipal Electric Authority of Georgia, General Resolution Projects Bond Anticipation Notes, Series B (Taxable):
5.38%, 4-4-07	1,500	1,500,000
5.38%, 4-5-07	500	500,000
		2,000,000
Indiana - 0.66%
City of Hobart, Indiana, Taxable Variable Rate Demand, Economic Development Revenue Bonds (Albanese Confectionery Group, Inc. Project), Series 2006B ( Harris N.A.),
5.34%, 4-5-07*	455	455,000

Iowa - 0.29%
Iowa Finance Authority, Taxable Variable Rate Demand Health Facilities Revenue Bonds (St. Luke's Health Foundation of Sioux City, Iowa Project), Series 2006 (General Electric Capital Corporation),
5.33%, 4-5-07*	195	195,000

New York - 0.96%
City of New York (The), General Obligation Bonds, Fiscal 1995 Series B, Taxable Adjustable Rate Bonds (WestLB AG),
5.39%, 6-5-07	660	660,000

Washington - 3.25%
Washington State Housing Finance Commission, Taxable Variable Rate Demand Multifamily Revenue Bonds:
Springfield Meadows Apartments Project, Series 2001B (U.S. Bank, National Association),
5.42%, 4-2-07*	980	980,000
Brittany Park Project, Series 1996B (U.S. Bank of Washington, National Association),
5.37%, 4-5-07*	560	560,000
Olympic Place Apartments Project, Series 2003B,
5.37%, 4-5-07*	500	500,000
Mill Pointe Apartments Project, Series 1999B (U. S. Bank, National Association),
5.42%, 4-2-07*	190	190,000
		2,230,000

TOTAL MUNICIPAL OBLIGATIONS - TAXABLE - 18.12%		$12,420,000

(Cost: $12,420,000)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS

Federal Home Loan Mortgage Corporation,
5.375%, 2-12-08	750	750,000
Overseas Private Investment Corporation,
5.36%, 4-4-07*	700	700,000

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS - 2.11%		$1,450,000

(Cost:$1,450,000)

TOTAL INVESTMENT SECURITIES - 100.41%		$68,831,503

(Cost: $68,831,503)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.41%)		(281,727)

NET ASSETS - 100.00%		$68,549,776

Notes to Schedule of Investments
*Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2007.

(A)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, the total value of this security amounted to 2.19% of net assets.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

Statement of Assets and Liabilities
      IVY MONEY MARKET FUND
      March 31, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $68,832) (Note 1)	$68,832
Receivables:
Interest	392
Fund shares sold	126
Prepaid and other assets	29

Total assets	69,379

LIABILITIES
Payable to Fund shareholders	732
Dividends payable	35
Accrued shareholder servicing (Note 2)	23
Due to custodian	17
Accrued accounting services fee (Note 2)	4
Accrued distribution and service fees (Note 2)	1
Accrued management fee (Note 2)	1
Other	16

Total liabilities	829

Total net assets	$68,550

NET ASSETS
$0.01 par value capital stock:
Capital stock	$685
Additional paid-in capital	67,865

Net assets applicable to outstanding units of capital	$68,550

Net asset value per share (net assets divided by shares outstanding):
Class A	$1.00
Class B	$1.00
Class C	$1.00
Capital shares outstanding:
Class A	59,126
Class B	3,351
Class C	6,073
Capital shares authorized	420,000

See Notes to Financial Statements.

Statement of Operations
      IVY MONEY MARKET FUND
      For the Fiscal Year Ended March 31, 2007
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$3,442

Expenses (Note 2):
Investment management fee	262
Shareholder servicing:
Class A	187
Class B	10
Class C	14
Distribution fee:
Class B	31
Class C	51
Registration fees	59
Accounting services fee	43
Service fee:
Class B	10
Class C	17
Audit fees	19
Custodian fees	6
Legal fees	2
Other	23

Total	734
Less expenses in excess of voluntary waiver for Class A (Note 2)	(50)

Total expenses	684

Net investment income	2,758

Net increase in net assets resulting from operations	$2,758

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY MONEY MARKET FUND
      (In Thousands)

	For the fiscal year ended March 31,
	2007	2006

INCREASE IN NET ASSETS
Operations:
Net investment income	$2,758	$1,336

Net increase in net assets resulting from operations	2,758	1,336

Distributions to shareholders from net investment income (Note 1F): (1)
Class A	(2,380)	(1,235)
Class B	(143)	(33)
Class C	(235)	(68)

	(2,758)	(1,336)

Capital share transactions (Note 5)	19,177	3,772

Total increase	19,177	3,772
NET ASSETS
Beginning of period	49,373	45,601

End of period	$68,550	$49,373

Undistributed net investment income	$–	$–

(1)See "Financial Highlights" on pages 170 - 172.

See Notes to Financial Statements.

Financial Highlights
      IVY MONEY MARKET FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0435	0.0288	0.0083	0.0061	0.0124
Less dividends declared	(0.0435)	(0.0288)	(0.0083)	(0.0061)	(0.0124)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	4.44%	2.87%	0.82%	0.62%	1.25%
Net assets, end of period (in millions)	$59	$44	$39	$45	$10
Ratio of expenses to average net assets including voluntary expense waiver	0.88%	0.91%	0.89%	0.67%	0.52%
Ratio of net investment income to average net assets including voluntary expense waiver	4.38%	2.87%	0.81%	0.48%	1.26%
Ratio of expenses to average net assets excluding voluntary expense waiver	0.98%	1.06%	1.20%	0.87%	0.92%
Ratio of net investment income to average net assets excluding voluntary expense waiver	4.28%	2.72%	0.50%	0.28%	0.86%

See Notes to Financial Statements.

Financial Highlights
      IVY MONEY MARKET FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2007		2006		2005		2004		2003

Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.0338		0.0184		0.0014		0.0002		0.0015
Less dividends declared	(0.0338)		(0.0184)		(0.0014)		(0.0002)		(0.0015)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	3.44%		1.82%		0.14%		0.02%		0.16%
Net assets, end of period (in millions)	$4		$2		$1		$1		$1
Ratio of expenses to average net assets including voluntary expense waiver	1.86%		1.95%		1.57	%(1)	1.14	%(1)	1.59	%(2)
Ratio of net investment income to average net assets including voluntary expense waiver	3.43%		1.86%		0.12	%(1)	0.02	%(1)	0.14	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	1.86	%(3)	1.95	%(3)	1.95	%(1)	1.34	%(1)	2.06	%(2)
Ratio of net investment income (loss) to average net assets excluding voluntary expense waiver	3.43	%(3)	1.86	%(3)	-0.26	%(1)	-0.18	%(1)	-0.33	%(2)

(1)Voluntary waiver of expenses to maintain yield of 0.01%.
(2)Based on voluntary waiver of management fees due to Fund net assets below $25 million.
See Note 2.
(3)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      IVY MONEY MARKET FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2007		2006		2005		2004		2003

Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.0340		0.0185		0.0013		0.0002		0.0019
Less dividends declared	(0.0340)		(0.0185)		(0.0013)		(0.0002)		(0.0019)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	3.45%		1.83%		0.12%		0.02%		0.20%
Net assets, end of period (in millions)	$6		$3		$5		$6		$10
Ratio of expenses to average net assets including voluntary expense waiver	1.84%		1.94%		1.58	%(1)	1.16	%(1)	1.56	%(2)
Ratio of net investment income to average net assets including voluntary expense waiver	3.45%		1.75%		0.12	%(1)	0.03	%(1)	0.18	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	1.84	%(3)	1.94	%(3)	1.99	%(1)	1.35	%(1)	1.99	%(2)
Ratio of net investment income (loss) to average net assets excluding voluntary expense waiver	3.45	%(3)	1.75	%(3)	-0.29	%(1)	-0.17	%(1)	-0.25	%(2)

(1)Voluntary waiver of expenses to maintain yield of 0.01%.
(2)Based on voluntary waiver of management fees due to Fund net assets below $25 million.
See Note 2.
(3)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Manager's Discussion of Ivy Municipal Bond Fund

      March 31, 2007

In March 2007, Michael J. Walls assumed responsibility as portfolio manager of the Ivy Municipal Bond Fund. Mr. Walls has nine years of industry experience. He has an MBA in finance from Xavier University and a BA in economics and German from Denison University. Below, Michael J. Walls discusses positioning, performance and results for the fiscal year ended March 31, 2007.

MATURITY
SHORT	INTERMED	LONG
	X		HIGH	CREDIT QUALITY
MEDIUM
LOW

This diagram shows the Fund's fixed-income investment style by displaying the average credit quality of the bonds owned and the Fund's interest rate sensitivity, as measured by average maturity. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

The Fund rose 3.69 percent (Class C shares) for the 12 months ended March 31, 2007, less than its benchmark and peer group. The Lehman Brothers Municipal Bond Index (reflecting the performance of securities that generally represent the municipal bond market) increased 5.44 percent, while the Lipper General Municipal Debt Funds Universe Average (reflecting the universe of funds with similar investment objectives) increased 4.88 percent for the same period.

Lower quality, longer duration bonds outperformed

This past fiscal year, the Fund was adversely affected by the same market forces that led to our weak results in fiscal year 2005. First, the Fund was underweight compared to the best performing maturities of the Lehman Brothers Municipal Bond Index. The long end of the yield curve (20-plus-year maturities) continued to produce the best results for fiscal year 2006, much as it did in fiscal year 2005. With nominal interest rates still hovering around historical lows and a Federal Reserve concerned by signs of inflation, we felt it prudent to underweight bonds with the highest sensitivity to interest rates.

While we entered the year anticipating additional yield curve flattening, we were caught off guard by the tame behavior and out-performance of the longest maturities. Though we were wrong, we continue to dislike the risk/reward tradeoff presented by the long end of the yield curve. As such, we intend to continue to hold higher quality, lower interest rate-sensitivity bonds with a defensive structure (i.e., larger coupons), rather than lowering our yield and increasing our sensitivity to interest rate movements.

Portfolio Characteristics
As of 3-31-07

Average maturity	12.55 years
Effective duration	4.89 years
Weighted average bond rating	AA

The second factor affecting the Fund's performance was an underweight position in lower investment and non-investment-grade issuers, particularly those backed by corporations and tobacco bonds. We were able to add some higher yielding bonds throughout the year, which positively affected performance; however, under the current tight credit spread environment, we were careful to maintain strict underwriting guidelines.

New entrants shaped market

We continue to be in a period of historically low interest rates and tight credit spreads. The presence of many large, nontraditional fixed-income investors is making any predictions on interest rates very difficult. Arbitragers, foreign central banks, tender option bond programs as well as hedge funds have poured enormous amounts of liquidity into the municipal bond market. These new entrants have pushed the slope of the municipal yield curve to its flattest point in history and credit spreads to the tightest levels of all time. All of this causes us a great deal of concern moving forward, as trades from these entrants are typically massive and may cause an abundance of supply if they reallocate to other asset classes. While this is today's reality, we do not feel it would be prudent to chase returns through increased credit risk or extension of duration. We believe a reversion to the mean is inevitable and a more defensive structure likely will be rewarded.

Maintaining the Fund's high quality through sector and state diversification, as well as maintaining marketable position sizes, has greatly reduced its performance volatility. We have been in an extended period where the most aggressive risk takers, both in interest rate and credit, have been the most successful. Noteworthy is the following comment made by former Federal Reserve Chairman Alan Greenspan at the National Association for Business Economics annual meeting: "Whatever the reason for narrowing credit spreads, and they differ from episode to episode, history cautions that extended periods of low concern about credit risk have invariably been followed by reversal, with an attendant fall in the prices of risky assets."

One might argue that monetary policy at the Fed, as well as other central banks, has been anything but restrictive since the late 1990s, causing unprecedented amounts of global liquidity and subsequently pushing interest rates and credit spreads to historic lows. While being more conservative in recent years has resulted in underperformance, we believe we will be rewarded should liquidity be removed from the global economy and credit markets tighten.

As we entered fiscal year 2006, we felt the market presented fewer attractive relative value opportunities. With quality spreads tight by historic standards, we were able to add some yield to the Fund, although not in amounts that were able to materially change the Fund's performance. For the first time, we purchased lower investment-grade bonds backed by continuing care retirement centers. This sector has performed well over the year, and we feel as the U.S. population ages, there will be increased demand for high quality care for the aging. Likewise, special tax districts, small sales tax districts and non-rated general obligation bonds have performed well over the last 12 months.

Our outlook

Relative value opportunities in the municipal market are seemingly few and far between. With nominal interest rates very low, credit spreads very tight and monetary policy moderately accommodative, we feel it is prudent to stay interest rate and credit defensive. Going forward, we expect to keep the credit quality of the Fund in the AA category, while actively seeking relative value opportunities between sectors, states and security structures. When yield opportunities present themselves, we intend to take advantage as long as the underlying credit fundamentals are sound. The objective of the Fund remains the same: to provide income that is not subject to Federal income taxes. In an effort to achieve this objective, the Fund will remain disciplined and focused on long-term gains and capital preservation, not chasing short-term yield to the detriment of our shareholders.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the net asset value of the Fund may fall as interest rates rise.

These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment
Ivy Municipal Bond Fund, Class C Shares (1)	$14,814
Lehman Brothers Municipal Bond Index	$17,688
Lipper General Municipal Debt Funds Universe Average	$16,223

		IVY MUNICIPAL BOND FUND,	LEHMAN BROTHERS MUNICIPAL	LIPPER GENERAL MUNICIPAL DEBT FUNDS
		CLASS C SHARES	BOND INDEX	UNIVERSE AVERAGE

MARCH	1997	10,000	10,000	10,000
MARCH	1998	11,089	11,072	11,079
MARCH	1999	11,604	11,759	11,621
MARCH	2000	10,881	11,749	11,330
MARCH	2001	11,775	13,033	12,451
MARCH	2002	12,293	13,530	12,804
MARCH	2003	13,246	14,868	13,842
MARCH	2004	13,836	15,740	14,624
MARCH	2005	13,980	16,159	14,947
MARCH	2006	14,287	16,776	15,468
MARCH	2007	14,814	17,688	16,223

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class C based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C (3)	Class Y

1-year period ended 3-31-07	0.06%	-0.30%	3.69%	4.36%
5-year period ended 3-31-07	3.76%	3.66%	3.80%	4.52%
10-year period ended 3-31-07	–	–	4.01%	–
Since inception of Class (4) through 3-31-07	4.36%	4.19%	–	3.82%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 4.25%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.

(4)9-15-00 for Class A shares, 8-8-00 for Class B shares and 12-30-98 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY MUNICIPAL BOND FUND

Portfolio Highlights

On March 31, 2007, Ivy Municipal Bond Fund had net assets totaling $25,033,141 invested in a diversified portfolio.

As a shareholder of the Fund, for every $100 you had invested on March 31, 2007, your Fund owned:

Prerefunded ETM Bonds	$20.30
State, County and City General Obligation Bonds	$13.34
Education Revenue Bonds	$11.72
Other Municipal Bonds	$8.24
Housing Revenue Bonds	$8.23
Hospital Revenue Bonds	$8.03
Cash and Cash Equivalents	$5.77
Special Tax Bonds	$5.53
Airport Revenue Bonds	$4.84
Sales Revenue Bonds	$4.62
Transportation Revenue Bonds	$4.25
Public Power Revenue Bonds	$3.03
Student Loans Bonds	$2.10

On March 31, 2007, the breakdown of municipal bonds (by ratings) held by the Fund, including cash and cash equivalents, was as follows:

AAA	51.55%
AA	11.90%
A	4.58%
BBB	21.42%
BB	4.03%
B	0.41%
Below B	0.34%
Cash and Cash Equivalents	5.77%

Ratings reflected in the wheel are taken from the following sources in order of preference: Standard & Poor's, Moody's or management's internal ratings, where no other rates are available.

2007 Tax Year Taxable Equivalent Yields(1)
If your Taxable Income is:						Your Marginal Tax Bracket	Equivalent Tax Free Yields
Joint Return			Single Return			Is	3%	4%	5%	6%

$0	–	15,650	$0	–	7,825	10%	3.33%	4.44%	5.56%	6.67%
$15,651	–	63,700	$7,826	–	31,850	15%	3.53%	4.71%	5.88%	7.06%
$63,701	–	128,500	$31,851	–	77,100	25%	4.00%	5.33%	6.67%	8.00%
$128,501	–	195,850	$77,101	–	160,850	28%	4.17%	5.56%	6.94%	8.33%
$195,851	–	349,700	$160,851	–	349,700	33%	4.48%	5.97%	7.46%	8.96%
$349,701 and above			$349,701 and above			35%	4.62%	6.15%	7.69%	9.23%

(1)Table is for illustration only and does not represent the actual performance of Ivy Municipal Bond Fund.

The Investments of Ivy Municipal Bond Fund
March 31, 2007
MUNICIPAL BONDS	Principal Amount in Thousands	Value

Arizona - 1.39%
City of Bullhead City, Arizona, Bullhead Parkway Improvement District, Improvement Bonds,
6.1%, 1-1-13	$220	$220,972
Arizona Health Facilities Authority, Hospital Revenue Bonds (Phoenix Children's Hospital), Series 2007C,
4.65%, 2-1-42*	125	126,325
		347,297
California - 8.20%
San Mateo County Community College District (County of San Mateo, California), 2002 General Obligation Bonds (Election of 2001), Series A (Current Interest Bonds),
5.375%, 9-1-15	500	543,245
State of California, Various Purpose General Obligation Bonds,
5.0%, 2-1-22	495	518,859
Trustees of the California State University Systemwide Revenue Bonds, Series 2002A,
5.5%, 11-1-15	250	273,925
Moreno Valley Unified School District, General Obligation Bonds, 2004 Election, Series A (Riverside County, California),
5.25%, 8-1-22	240	260,141
Golden State Tobacco Securitization Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1 (Fixed Rate),
6.75%, 6-1-39	200	233,306
Riverside Community College District, Riverside County, California, Election of 2004, General Obligation Bonds, Series 2004A,
5.5%, 8-1-29	200	224,130
		2,053,606
Colorado - 2.07%
City of Aspen, Colorado, Sales Tax Revenue Bonds, Series 1999,
5.25%, 11-1-15	500	519,230

Florida - 3.22%
School District of Hillsborough County, Florida, Sales Tax Revenue Bonds, Series 2002,
5.375%, 10-1-13	500	535,860
City of Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Series 2003,
5.25%, 10-1-19	250	269,785
		805,645
Georgia - 0.91%
Hospital Authority of Cobb County (Georgia), Revenue Anticipation Refunding and Improvement Certificates, Series 2003,
5.25%, 4-1-20	210	227,651

Illinois - 7.86%
Village of Bedford Park, Cook County, Illinois, Water Revenue Bonds, Series 2000A,
6.0%, 12-15-12	955	1,021,860
Bloomington-Normal Airport Authority of McLean County, Illinois, Central Illinois Regional Airport, Passenger Facility Charge Revenue Bonds, Series 2001,
6.05%, 12-15-19	645	676,283
City of Chicago, General Obligation Bonds, Project and Refunding, Series 2004A,
5.25%, 1-1-21	250	268,290
		1,966,433
Indiana - 7.63%
New Albany-Floyd County School Building Corporation, First Mortgage Bonds, Series 2002 (Floyd County, Indiana),
5.75%, 7-15-17	675	741,461
Ball State University Board of Trustees, Ball State University Student Fee Bonds, Series K,
5.75%, 7-1-18	500	542,135
Dyer (Indiana) Redevelopment Authority, Economic Development Lease Rental Bonds, Series 1999,
6.5%, 1-15-24	300	321,288
East Chicago Elementary School Building Corporation (Lake County, Indiana), First Mortgage Bonds, Series 1993A,
5.5%, 1-15-16	305	305,448
		1,910,332
Kansas - 4.02%
Sedgwick County, Kansas and Shawnee County, Kansas, Single Family Mortgage Revenue Bonds (Mortgage-Backed Securities Program):
2002 Series A-5,
5.55%, 12-1-33	500	533,390
2003 Series A-2,
5.65%, 6-1-35	235	244,200
2001 Series A-1 (AMT),
6.3%, 12-1-32	175	179,421
Unified Government of Wyandotte County/Kansas City, Kansas, Transportation Development District Sales Tax Revenue Bonds (NFM-Cabela's Project), Series 2006,
5.0%, 12-1-27	50	49,678
		1,006,689
Louisiana - 4.06%
State of Louisiana, Gasoline and Fuels Tax Revenue Bonds:
2002 Series A,
5.25%, 6-1-13	500	535,095
2005 Series A,
5.0%, 5-1-26	200	211,416
Louisiana Local Government Environmental Facilities and Community Development Authority, Mortgage Revenue Bonds, Series 2004A (GNMA Collateralized - Cypress Apartments Project),
5.5%, 4-20-38	250	270,248
		1,016,759
Maryland - 2.96%
Maryland Transportation Authority, Airport Parking Revenue Bonds, Series 2002B, Baltimore/Washington International Airport Projects (Qualified Airport Bonds - AMT),
5.375%, 3-1-15	500	536,080
City of Gaithersburg (Maryland), Economic Development Refunding Revenue Bonds (Asbury Maryland Obligated Group), Series 2006A,
5.125%, 1-1-36	200	205,152
		741,232
Massachusetts - 0.88%
Massachusetts Bay Transportation Authority, Assessment Bonds, 2004 Series A,
5.25%, 7-1-20	200	219,390

Michigan - 0.99%
City of Detroit, Michigan, General Obligation Bonds (Unlimited Tax), Series 2004-A (1),
5.25%, 4-1-23	200	212,360
Garden City Hospital Finance Authority, Hospital Revenue and Refunding Bonds (Garden City Hospital Obligated Group), Series 1998A,
5.625%, 9-1-10	35	35,820
		248,180
Minnesota - 7.07%
City of Perham, Minnesota, General Obligation Disposal System Revenue Bonds, Series 2001,
6.0%, 5-1-22	500	526,670
Housing and Redevelopment Authority of the City of Saint Paul, Minnesota, Health Care Facility Revenue Bonds, Series 2006 (Healthpartners Obligated Group Project),
5.25%, 5-15-36	500	524,205
City of Victoria, Minnesota, Private School Facility Revenue Bonds (Holy Family Catholic High School Project), Series 1999A,
5.6%, 9-1-19	400	405,360
City of Minneapolis, Minnesota, General Obligation Convention Center Bonds, Series 2002,
5.0%, 12-1-10	300	314,262
		1,770,497
Missouri - 7.59%
Grindstone Plaza Transportation Development District (Columbia, Missouri), Transportation Sales Tax Revenue Bonds, Series 2006A:
5.4%, 10-1-26	390	393,455
5.25%, 10-1-21	260	260,770
City of Kearney, Missouri, General Obligation Bonds, Series 2001,
5.5%, 3-1-16	350	373,635
City of Belton, Missouri, Tax Increment Revenue Bonds (Belton Town Centre Project), Series 2004,
6.25%, 3-1-24	200	211,334
The Industrial Development Authority of the City of Kansas City, Missouri, Revenue Bonds, Series 2004 (Plaza Library Project),
5.9%, 3-1-24	200	205,982
Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds (Homeownership Loan Program), 2005 Series D (AMT),
6.0%, 3-1-36	190	204,132
Broadway-Fairview Transportation Development District (Columbia, Missouri), Transportation Sales Tax Revenue Bonds, Series 2006A,
6.125%, 12-1-36	175	182,695
Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Branson, Missouri (Branson Landing Project), Series 2004A,
5.25%, 12-1-19	65	68,032
		1,900,035
Nebraska - 2.17%
Nebraska Higher Education Loan Program, Inc., Senior Subordinate Bonds, 1993-2, Series A-5A,
6.2%, 6-1-13	325	331,581
City of Lincoln, Nebraska, Lincoln Electric System Revenue Bonds, Series 2005,
5.0%, 9-1-29	200	211,228
		542,809
New Jersey - 2.15%
New Jersey Economic Development Authority, School Facilities Construction Bonds:
2004 Series I,
5.25%, 9-1-24	250	274,390
2005 Series O,
5.125%, 3-1-30	250	265,070
		539,460
New Mexico - 0.43%
New Mexico Mortgage Finance Authority, Single Family Mortgage Program Class I Bonds, 2006 Series D ( AMT),
6.0%, 1-1-37	100	108,583

New York - 8.90%
The Port Authority of New York and New Jersey, Consolidated Bonds, One Hundred Twenty-Seventh Series,
5.5%, 12-15-14	500	541,365
The City of New York, General Obligation Bonds, Fiscal 2003 Series A Current Interest Bonds,
5.5%, 8-1-10	500	527,565
New York State Thruway Authority, State Personal Income Tax Revenue Bonds (Transportation), Series 2002A,
5.25%, 3-15-10	500	522,295
Suffolk County Industrial Development Agency (New York), Civic Facility Revenue Bonds:
Series 1999B (The Southampton Hospital Association Civic Facility),
7.625%, 1-1-30	185	197,848
Series 1999A (The Southampton Hospital Association Civic Facility),
7.25%, 1-1-20	115	121,155
Continuing Care Retirement Community, Revenue Refunding Bonds (Jefferson's Ferry Project - Series 2006),
5.0%, 11-1-28	50	51,144
Dormitory Authority of the State of New York, Third General Resolution Revenue Bonds (State University Educational Facilities Issue), Series 2002B,
5.25%, 11-15-23	250	266,813
		2,228,185
Ohio - 0.64%
Hamilton County, Ohio, Sewer System Improvement Revenue Bonds, 2005 Series B (The Metropolitan Sewer District of Greater Cincinnati),
5.0%, 12-1-30	150	159,298

Oklahoma - 1.89%
Tulsa Public Facilities Authority (Oklahoma), Assembly Center Lease Payment Revenue Bonds, Refunding Series 1985,
6.6%, 7-1-14	335	370,899
Trustees of the Tulsa Municipal Airport Trust, Revenue Bonds, Refunding Series 2001B,
5.65%, 12-1-35	100	101,810
		472,709
Pennsylvania - 3.46%
The School District of Philadelphia, Pennsylvania, General Obligation Bonds, Series A of 2002, Prerefunded 2-1-12,
5.5%, 2-1-18	500	539,865
Schuylkill County Industrial Development Authority, Variable Rate Demand Revenue Bonds (Pine Grove Landfill, Inc. Project), 1995 Series,
5.1%, 10-1-19	320	325,507
		865,372
Puerto Rico - 1.06%
Government Development Bank for Puerto Rico, Senior Notes, 2006 Series B,
5.0%, 12-1-08	200	203,716
Commonwealth of Puerto Rico, Public Improvement Refunding Bonds (General Obligation Bonds), Series 2003 C,
5.0%, 7-1-18	60	60,876
		264,592
Rhode Island - 1.85%
Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, St. Joseph Health Services of Rhode Island Issue, Series 1999,
5.4%, 10-1-09	455	462,471

Tennessee - 1.26%
The Health, Educational and Housing Facilities Board of the County of Sullivan, Tennessee, Hospital Revenue Bonds (Wellmont Health System Project), Series 2006C,
5.25%, 9-1-26	300	315,681

Texas - 3.07%
North Central Texas Health Facilities Development Corporation, Retirement Facility Revenue Bonds (Northwest Senior Housing Corporation - Edgemere Project), Series 1999A, Fixed Rate Bonds:
7.25%, 11-15-19	235	259,238
7.5%, 11-15-29	140	155,303
Pflugerville Independent School District (Travis County, Texas), Unlimited Tax School Building Bonds, Series 2001,
5.5%, 8-15-19	250	268,385
Dallas-Fort Worth International Airport Facility Improvement Corporation, American Airlines, Inc., Revenue Refunding Bonds, Series 2000C,
6.15%, 5-1-29	85	85,798
		768,724
Vermont - 0.85%
Vermont Housing Finance Agency, Single Family Housing Bonds, Series 27 (AMT),
5.5%, 11-1-37	200	211,850

Virginia - 2.15%
City of Chesapeake, Virginia, General Obligation Public Improvement and Refunding Bonds, Series of 2001,
5.5%, 12-1-17	500	537,275

Washington - 2.18%
Energy Northwest, Project No. 1 Refunding Electric Revenue Bonds, Series 2002-A,
5.75%, 7-1-16	500	546,905

Wyoming - 3.32%
Wyoming Student Loan Corporation, Student Loan Revenue Refunding Bonds, Series 1999A (Non-AMT),
6.2%, 6-1-24	500	524,865
Housing Authority of the City of Cheyenne, Housing Revenue Bonds (Foxcrest II Project), Series 2004,
5.75%, 6-1-34	300	307,428
		832,293

TOTAL MUNICIPAL BONDS - 94.23%		$23,589,183

(Cost: $22,880,763)

SHORT-TERM SECURITIES - 4.53%

Household - General Products
Fortune Brands Inc.,
5.5%, 4-2-07	1,134	$1,133,827
(Cost: $1,133,827)

TOTAL INVESTMENT SECURITIES - 98.76%		$24,723,010

(Cost: $24,014,590)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.24%		310,131

NET ASSETS - 100.00%		$25,033,141

Notes to Schedule of Investments
*Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2007.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY MUNICIPAL BOND FUND
      March 31, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $24,015) (Notes 1 and 3)	$24,723
Cash	1
Receivables:
Investment securities sold	999
Interest	344
Fund shares sold	22
Prepaid and other assets	12

Total assets	26,101

LIABILITIES
Payable for investment securities purchased	1,001
Payable to Fund shareholders	41
Dividends payable	9
Accrued shareholder servicing (Note 2)	5
Accrued accounting services fee (Note 2)	2
Accrued distribution and service fees (Note 2)	1
Accrued management fee (Note 2)	1
Other	8

Total liabilities	1,068

Total net assets	$25,033

NET ASSETS
$0.01 par value capital stock:
Capital stock	$23
Additional paid-in capital	24,842
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	8
Accumulated undistributed net realized loss on investment transactions	(548)
Net unrealized appreciation in value of investments	708

Net assets applicable to outstanding units of capital	$25,033

Net asset value per share (net assets divided by shares outstanding):
Class A	$11.12
Class B	$11.12
Class C	$11.12
Class Y	$11.12
Capital shares outstanding:
Class A	789
Class B	108
Class C	1,353
Class Y	2
Capital shares authorized	200,000

See Notes to Financial Statements.

Statement of Operations
      IVY MUNICIPAL BOND FUND
      For the Fiscal Year Ended March 31, 2007
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$1,176

Expenses (Note 2):
Distribution fee:
Class B	11
Class C	118
Class Y	–	*
Investment management fee	129
Service fee:
Class A	19
Class B	4
Class C	39
Registration fees	46
Shareholder servicing:
Class A	12
Class B	3
Class C	31
Class Y	–	*
Accounting services fee	22
Audit fees	19
Custodian fees	4
Other	8

Total	465
Less voluntary waiver of investment management fee (Note 2)	(60)

Total expenses	405

Net investment income	771

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	21
Unrealized appreciation in value of investments during the period	154

Net gain on investments	175

Net increase in net assets resulting from operations	$946

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY MUNICIPAL BOND FUND
      (In Thousands)

	For the fiscal year ended March 31,
	2007	2006

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$771	$770
Realized net gain on investments	21	15
Unrealized appreciation (depreciation)	154	(207)

Net increase in net assets resulting from operations	946	578

Distributions to shareholders from (Note 1F): (1)
Net investment income:
Class A	(272)	(230)
Class B	(41)	(42)
Class C	(457)	(497)
Class Y	(2)	(2)
Realized gains on investment transactions:
Class A	(–)	(–)
Class B	(–)	(–)
Class C	(–)	(–)
Class Y	(–)	(–)

	(772)	(771)

Capital share transactions (Note 5)	1,797	(1,038)

Total increase (decrease)	1,971	(1,231)
NET ASSETS
Beginning of period	23,062	24,293

End of period	$25,033	$23,062

Undistributed net investment income	$8	$9

(1)See "Financial Highlights" on pages 190 - 193.

See Notes to Financial Statements.

Financial Highlights
      IVY MUNICIPAL BOND FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2007	2006	2005	2004		2003

Net asset value, beginning of period	$11.04	$11.13	$11.31	$11.10		$10.61

Income (loss) from investment operations:
Net investment income	0.41 (1)	0.42	0.38	0.37		0.42
Net realized and unrealized gain (loss) on investments	0.08 (1)	(0.09)	(0.17)	0.21		0.49

Total from investment operations	0.49	0.33	0.21	0.58		0.91

Less distributions from:
Net investment income	(0.41)	(0.42)	(0.39)	(0.37)		(0.42)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)		(0.00)

Total distributions	(0.41)	(0.42)	(0.39)	(0.37)		(0.42)

Net asset value, end of period	$11.12	$11.04	$11.13	$11.31		$11.10

Total return (2)	4.51%	3.00%	1.89%	5.36%		8.71%
Net assets, end of period (in millions)	$9	$6	$5	$4		$3
Ratio of expenses to average net assets including voluntary expense waiver	1.11%	0.90%	1.13%	1.25%		1.15%
Ratio of net investment income to average net assets including voluntary expense waiver	3.67%	3.77%	3.42%	3.35%		3.79%
Ratio of expenses to average net assets excluding voluntary expense waiver	1.35%	1.33%	1.39%	1.25	%(3)	1.15	%(3)
Ratio of net investment income to average net assets excluding voluntary expense waiver	3.43%	3.34%	3.16%	3.35	%(3)	3.79	%(3)
Portfolio turnover rate	26%	20%	17%	11%		40%

(1)Based on average weekly shares outstanding.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      IVY MUNICIPAL BOND FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2007	2006	2005	2004		2003

Net asset value, beginning of period	$11.04	$11.13	$11.31	$11.10		$10.61

Income (loss) from investment operations:
Net investment income	0.32	0.34	0.30	0.28		0.33
Net realized and unrealized gain (loss) on investments	0.08	(0.09)	(0.18)	0.21		0.49

Total from investment operations	0.40	0.25	0.12	0.49		0.82

Less distributions from:
Net investment income	(0.32)	(0.34)	(0.30)	(0.28)		(0.33)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)		(0.00)

Total distributions	(0.32)	(0.34)	(0.30)	(0.28)		(0.33)

Net asset value, end of period	$11.12	$11.04	$11.13	$11.31		$11.10

Total return	3.70%	2.20%	1.09%	4.50%		7.81%
Net assets, end of period (in millions)	$1	$1	$1	$1		$1
Ratio of expenses to average net assets including voluntary expense waiver	1.85%	1.70%	1.90%	2.06%		1.96%
Ratio of net investment income to average net assets including voluntary expense waiver	2.92%	2.96%	2.65%	2.54%		2.98%
Ratio of expenses to average net assets excluding voluntary expense waiver	2.09%	2.13%	2.16%	2.06	%(1)	1.96	%(1)
Ratio of net investment income to average net assets excluding voluntary expense waiver	2.68%	2.53%	2.39%	2.54	%(1)	2.98	%(1)
Portfolio turnover rate	26%	20%	17%	11%		40%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      IVY MUNICIPAL BOND FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2007	2006	2005	2004		2003

Net asset value, beginning of period	$11.04	$11.13	$11.31	$11.10		$10.61

Income (loss) from investment operations:
Net investment income	0.32	0.34	0.29	0.28		0.32
Net realized and unrealized gain (loss) on investments	0.08	(0.09)	(0.17)	0.21		0.49

Total from investment operations	0.40	0.25	0.12	0.49		0.81

Less distributions from:
Net investment income	(0.32)	(0.34)	(0.30)	(0.28)		(0.32)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)		(0.00)

Total distributions	(0.32)	(0.34)	(0.30)	(0.28)		(0.32)

Net asset value, end of period	$11.12	$11.04	$11.13	$11.31		$11.10

Total return	3.69%	2.19%	1.04%	4.45%		7.75%
Net assets, end of period (in millions)	$15	$16	$18	$20		$25
Ratio of expenses to average net assets including voluntary expense waiver	1.87%	1.69%	1.93%	2.10%		2.03%
Ratio of net investment income to average net assets including voluntary expense waiver	2.90%	2.97%	2.62%	2.50%		2.95%
Ratio of expenses to average net assets excluding voluntary expense waiver	2.11%	2.12%	2.19%	2.10	%(1)	2.03	%(1)
Ratio of net investment income to average net assets excluding voluntary expense waiver	2.66%	2.54%	2.36%	2.50	%(1)	2.95	%(1)
Portfolio turnover rate	26%	20%	17%	11%		40%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      IVY MUNICIPAL BOND FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2007	2006	2005	2004		2003

Net asset value, beginning of period	$11.04	$11.13	$11.31	$11.10		$10.61

Income (loss) from investment operations:
Net investment income	0.39 (1)	0.42	0.37	0.35		0.40
Net realized and unrealized gain (loss) on investments	0.08 (1)	(0.09)	(0.18)	0.21		0.49

Total from investment operations	0.47	0.33	0.19	0.56		0.89

Less distributions from:
Net investment income	(0.39)	(0.42)	(0.37)	(0.35)		(0.40)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)		(0.00)

Total distributions	(0.39)	(0.42)	(0.37)	(0.35)		(0.40)

Net asset value, end of period	$11.12	$11.04	$11.13	$11.31		$11.10

Total return	4.36%	2.98%	1.75%	5.13%		8.52%
Net assets, end of period (in thousands)	$25	$46	$44	$5		$4
Ratio of expenses to average net assets including voluntary expense waiver	1.23%	0.92%	1.22%	1.44%		1.33%
Ratio of net investment income to average net assets including voluntary expense waiver	3.55%	3.74%	3.13%	3.14%		3.64%
Ratio of expenses to average net assets excluding voluntary expense waiver	1.47%	1.35%	1.48%	1.44	%(2)	1.33	%(2)
Ratio of net investment income to average net assets excluding voluntary expense waiver	3.31%	3.31%	2.87%	3.14	%(2)	3.64	%(2)
Portfolio turnover rate	26%	20%	17%	11%		40%

(1)Based on average weekly shares outstanding.
(2)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Manager's Discussion of
Ivy Science and Technology Fund

      March 31, 2007

Below, Zachary H. Shafran, portfolio manager of the Ivy Science and Technology Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2007. He has managed the Fund for six years and has 18 years of industry experience.
STYLE
VALUE	BLEND	GROWTH
			LARGE	CAPITALIZATION
		X	MEDIUM
SMALL

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

The Fund advanced 5.32 percent (Class C shares) for the 12 months ended March 31, 2007. This was more than the Goldman Sachs Technology Industry Composite Index (reflecting the performance of stocks that generally represent the technology sector), which increased 4.37 percent for the same period. The Lipper Science & Technology Funds Universe Average, a peer group of funds with similar investment objectives, rose only 0.64 percent for the 12 months ended March 31, 2007.

Weak sectors, strong relative results

Information technology and health care were two of the weakest sectors within the overall U.S. stock and global markets during the fiscal year. We are pleased to have delivered stronger-than-benchmark results during this challenging period. We see our results as solid evidence that our management strategy, which is focused primarily on stock selection, worked. When analyzing our performance over the course of the fiscal year, stock selection was the most significant contributor.

The Fund's portfolio has historically had a significant overweight within health care and this fiscal year was no different. The overweight position in health care coupled with stock selection within the health care sector, specifically our overweight positions in managed care organizations and hospital management, produced out-performance.

Within the technology sector, stock selection clearly provided the majority of the out-performance. We were underweight in traditional technology sectors, notably semiconductors, but overweight in what we consider to be applied technology, those companies who are utilizing technology to significantly grow their business. We were also the beneficiary of substantial global liquidity by way of merger and acquisition activity.

Changes to Top 10 Equity Holdings March 31, 2007 compared to March 31, 2006
Company	Change in weighting

Alliance Data Systems Corporation	Increased
Research In Motion Limited	Increased
Cerner Corporation	Decreased
Noble Energy, Inc.	New to Top 10
CheckFree Corporation	New to Top 10
Archer Daniels Midland Company	Increased
WellCare Health Plans, Inc.	Decreased
ESCO Technologies Inc.	New to Top 10
Samsung Electronics Co., Ltd.	Decreased
Aspen Technology, Inc.	New to Top 10

See your advisor or www.ivyfunds.com for more information on the Fund's most recently published Top 10 Holdings.

How we select stocks

Our stock selection philosophy has two main tenets and these continue to be our most primary focus. First, we aim to identify what we feel are the strongest long-term (secular) trends within industries. Second, we then apply bottom-up research to specific companies in order to identify what we feel are the right stocks within which to invest. Important secular themes identified during the year that led to out-performance included the shift towards internet advertising, open source software adoption, modernization of the health care system, alternative energy and the continued proliferation of wireless technologies.

Our outlook

An important and encouraging aspect of our strategy is that we believe it has the capability to be accommodative with most economic environments. This past fiscal year had some significant headwinds including high energy prices, a slowing housing market, geopolitical issues, and, most notably, the ongoing war in Iraq and related issues. The initial outlook for the year ahead seems reasonably favorable, in our opinion. Federal Reserve interest rate policy appears to assume a flat interest rate environment. Strength in emerging markets GDP growth remains an important macro factor that we think will continue to play an ever larger role in the composition of the portfolio over time as we try to identify additional opportunities around the globe.

With a relatively positive macroeconomic backdrop entering the new fiscal year, we plan to continue to focus on disciplined stock selection. Identifying stocks that we believe are benefiting from the world's strongest long-term trends in an effort to produce superior returns will once again be our mantra for the balance of 2007 and into 2008.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment
Ivy Science and Technology Fund, Class C Shares (1)	$36,367
Goldman Sachs Technology Industry Composite Index	$13,305
Lipper Science & Technology Funds Universe Average	$15,789

		IVY SCIENCE AND TECHNOLOGY FUND,	GOLDMAN SACHS TECHNOLOGY INDUSTRY COMPOSITE	LIPPER SCIENCE & TECHNOLOGY FUNDS
		CLASS C SHARES	INDEX	UNIVERSE AVERAGE

JULY	7/31/97	10,000	10,000	10,000
MARCH	1998	12,010	10,550	10,851
MARCH	1999	17,450	16,689	16,613
MARCH	2000	45,325	32,935	37,936
MARCH	2001	23,802	12,805	14,918
MARCH	2002	24,015	11,704	13,348
MARCH	2003	18,549	7,502	8,349
MARCH	2004	25,364	11,502	13,367
MARCH	2005	27,436	10,923	12,578
MARCH	2006	34,532	12,748	15,688
MARCH	2007	36,367	13,305	15,789

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class C based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C (3)	Class Y	Class R

1-year period ended 3-31-07	0.11%	1.13%	5.32%	6.32%	6.03%
5-year period ended 3-31-07	8.31%	8.22%	8.65%	9.87%	–
10-year period ended 3-31-07	–	–	–	–	–
Since inception of Class (4) through 3-31-07	0.44%	0.24%	14.28%	14.25%	8.99%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares and Class R shares are not subject to sales charges.

(3)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.

(4)7-3-00 for Class A shares and Class B shares, 7-31-97 for Class C shares, 6-9-98 for Class Y shares and 12-29-05 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY SCIENCE AND TECHNOLOGY FUND

Portfolio Highlights

On March 31, 2007, Ivy Science and Technology Fund had net assets totaling $390,689,726 invested in a diversified portfolio of:

75.59%	Domestic Common Stocks
15.06%	Foreign Common Stocks
9.35%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on March 31, 2007, your Fund owned:

Health Care Stocks	$23.86
Technology Stocks	$22.71
Business Equipment and Services Stocks	$22.16
Consumer Durables Stocks	$9.67
Cash and Cash Equivalents	$9.35
Energy Stocks	$4.84
Miscellaneous Stocks	$4.07
Consumer Nondurables Stocks	$3.34

The Investments of Ivy Science and Technology Fund
March 31, 2007
COMMON STOCKS	Shares	Value

Business Equipment and Services - 11.29%
CheckFree Corporation*	442,700	$16,417,529
Euronet Worldwide, Inc.*	294,600	7,911,483
Global Cash Access, Inc.*	358,700	5,986,703
Headwaters Incorporated*	88,000	1,922,800
New Oriental Education & Technology Group Inc., ADR*	52,700	2,135,931
Telvent GIT, S.A.*	171,600	3,322,176
VeriFone Holdings, Inc.*	174,500	6,409,385
		44,106,007
Chemicals - Petroleum and Inorganic - 1.00%
E.I. du Pont de Nemours and Company	78,900	3,900,027

Chemicals - Specialty - 0.32%
VeraSun Energy Corporation*	62,200	1,235,914

Communications Equipment - 0.90%
Marvell Technology Group Ltd.*	209,100	3,509,744

Computers - Peripherals - 11.19%
Aspen Technology, Inc.*	777,300	10,108,786
Intuit Inc.*	192,000	5,254,080
Lawson Software, Inc.*	986,500	7,975,852
Red Hat, Inc.*	154,700	3,547,271
Symantec Corporation*	337,200	5,825,130
Synaptics Incorporated*	178,800	4,571,022
Transaction Systems Architects, Inc.*	198,800	6,434,162
		43,716,303
Consumer Electronics - 9.67%
Garmin Ltd.	97,700	5,289,478
NAVTEQ Corporation*	174,700	6,027,150
Research In Motion Limited*	193,850	26,459,556
		37,776,184
Defense - 2.83%
ESCO Technologies Inc.*	246,700	11,057,094

Electrical Equipment - 1.10%
Power-One, Inc.*	755,400	4,313,334

Electronic Components - 6.89%
Himax Technologies, Inc., ADR*	708,100	3,798,957
IPG Photonics Corporation*	91,000	1,747,655
MediaTek Incorporation (A)	360,000	4,133,930
Microchip Technology Incorporated	81,700	2,904,026
PMC-Sierra, Inc.*	595,700	4,178,836
Samsung Electronics Co., Ltd. (A)	17,000	10,173,257
		26,936,661
Electronic Instruments - 0.90%
Energy Conversion Devices, Inc.*	100,800	3,516,912

Food and Related - 3.34%
Archer Daniels Midland Company	355,100	13,032,170

Health Care - Drugs - 5.99%
Adams Respiratory Therapeutics, Inc.*	94,100	3,162,230
Affymetrix, Inc.*	217,900	6,550,074
Animal Health International, Inc.*	317,400	3,891,324
Genzyme Corporation*	163,400	9,801,549
		23,405,177
Health Care - General - 4.23%
Advanced Medical Optics, Inc.*	221,400	8,236,080
Home Diagnostics, Inc.*	117,600	1,271,256
NightHawk Radiology Holdings, Inc.*	192,700	3,500,396
Volcano Corporation*	195,980	3,529,600
		16,537,332
Hospital Supply and Management - 13.64%
Cerner Corporation*	481,700	26,226,156
HMS Holdings Corp.*	199,700	4,351,463
HealthSouth Corporation*	185,740	3,902,397
Triad Hospitals, Inc.*	4,700	245,575
WellCare Health Plans, Inc.*	147,700	12,591,425
WellPoint, Inc.*	73,700	5,977,070
		53,294,086
Petroleum - International - 4.84%
Noble Energy, Inc.	317,100	18,915,015

Timesharing and Software - 10.87%
Alliance Data Systems Corporation*	457,100	28,166,502
Eclipsys Corporation*	198,400	3,820,192
Google Inc., Class A*	9,900	4,533,061
Yahoo! Inc.*	189,700	5,934,765
		42,454,520
Utilities - Telephone - 1.65%
ALLTEL Corporation	103,800	6,435,600

TOTAL COMMON STOCKS - 90.65%		$354,142,080

(Cost: $281,776,360)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Beverages - 3.32%
Concentrate Manufacturing Company of Ireland (The) (PepsiCo, Inc.),
5.25%, 4-5-07	$ 8,000	7,995,333
Diageo Capital plc (Diageo plc),
5.32%, 4-4-07	5,000	4,997,783
		12,993,116
Construction Materials - 1.46%
Black & Decker Corp.,
5.52%, 4-2-07	5,700	5,699,126

Forest and Paper Products - 0.90%
Sonoco Products Co.,
5.47%, 4-2-07	3,523	3,522,465

Leisure Time Industry - 0.77%
Walt Disney Company (The),
5.49%, 4-2-07	3,000	2,999,543

Utilities - Electric - 2.56%
Detroit Edison Co.,
5.41%, 4-5-07	10,000	9,993,989

TOTAL SHORT-TERM SECURITIES - 9.01%		$35,208,239

(Cost: $35,208,239)

TOTAL INVESTMENT SECURITIES - 99.66%	$389,350,319

(Cost: $316,984,599)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.34%	1,339,407

NET ASSETS - 100.00%	$390,689,726

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Fund's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts and REMIC - Real Estate Mortgage Investment Conduit.
*No dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY SCIENCE AND TECHNOLOGY FUND
      March 31, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $316,985) (Notes 1 and 3)	$389,350
Cash denominated in foreign currencies (cost - $10)	10
Receivables:
Investment securities sold	1,723
Fund shares sold	1,366
Dividends and interest	12
Prepaid and other assets	35

Total assets	392,496

LIABILITIES
Payable to Fund shareholders	939
Payable for investment securities purchased	410
Due to custodian	242
Accrued shareholder servicing (Note 2)	113
Accrued management fee (Note 2)	18
Accrued accounting services fee (Note 2)	11
Accrued distribution fee (Note 2)	6
Accrued service fee (Note 2)	5
Other	62

Total liabilities	1,806

Total net assets	$390,690

NET ASSETS
$0.01 par value capital stock:
Capital stock	$138
Additional paid-in capital	308,251
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(41)
Accumulated undistributed net realized gain on investment transactions	9,976
Net unrealized appreciation in value of investments	72,366

Net assets applicable to outstanding units of capital	$390,690

Net asset value per share (net assets divided by shares outstanding):
Class A	$28.70
Class B	$26.66
Class C	$27.14
Class Y	$29.62
Class R	$28.64
Capital shares outstanding:
Class A	6,438
Class B	695
Class C	4,012
Class Y	2,636
Class R	15
Capital shares authorized	350,000

See Notes to Financial Statements.

Statement of Operations
      IVY SCIENCE AND TECHNOLOGY FUND
      For the Fiscal Year Ended March 31, 2007
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Interest and amortization	$1,412
Dividends (net of foreign withholding taxes of $35)	648

Total income	2,060

Expenses (Note 2):
Investment management fee	2,936
Distribution fee:
Class B	129
Class C	796
Class Y	154
Class R	–	*
Shareholder servicing:
Class A	415
Class B	91
Class C	390
Class Y	95
Class R	–	*
Service fee:
Class A	401
Class B	43
Class C	265
Class R	–	*
Accounting services fee	115
Custodian fees	40
Audit fees	21
Legal fees	10
Other	207

Total expenses	6,108

Net investment loss	(4,048)

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	13,426
Realized net loss on written options	(128)
Realized net loss on foreign currency transactions	(7)

Realized net gain on investments	13,291
Unrealized appreciation in value of investments during the period	10,029

Net gain on investments	23,320

Net increase in net assets resulting from operations	$19,272

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY SCIENCE AND TECHNOLOGY FUND
      (In Thousands)

	For the fiscal year ended March 31,
	2007	2006

INCREASE IN NET ASSETS
Operations:
Net investment loss	$(4,048)	$(3,716)
Realized net gain on investments	13,291	27,608
Unrealized appreciation	10,029	36,840

Net increase in net assets resulting from operations	19,272	60,732

Distributions to shareholders from (Note 1F): (1)
Net investment income:
Class A	(–)	(–)
Class B	(–)	(–)
Class C	(–)	(–)
Class Y	(–)	(–)
Class R	(–)	(–)
Realized gains on investment transactions:
Class A	(366)	(–)
Class B	(42)	(–)
Class C	(251)	(–)
Class Y	(149)	(–)
Class R	(– )*	(–)

	(808)	(–)

Capital share transactions (Note 5)	19,752	103,881

Total increase	38,216	164,613
NET ASSETS
Beginning of period	352,474	187,861

End of period	$390,690	$352,474

Undistributed net investment loss	$(41)	$(31)

*Not shown due to rounding.
(1)See "Financial Highlights" on pages 205 - 209.

See Notes to Financial Statements.

Financial Highlights
      IVY SCIENCE AND TECHNOLOGY FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$27.08	$21.34	$19.55	$14.17	$18.19

Income (loss) from investment operations:
Net investment loss	(0.23)	(0.30)	(0.28)	(0.19)	(0.32)
Net realized and unrealized gain (loss) on investments	1.91	6.04	2.07	5.57	(3.70)

Total from investment operations	1.68	5.74	1.79	5.38	(4.02)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.06)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.06)	(0.00)	(0.00)	(0.00)	(0.00)

Net asset value, end of period	$28.70	$27.08	$21.34	$19.55	$14.17

Total return (1)	6.22%	26.90%	9.16%	37.97%	-22.10%
Net assets, end of period (in millions)	$185	$164	$55	$36	$14
Ratio of expenses to average net assets	1.47%	1.51%	1.70%	1.80%	1.79%
Ratio of net investment loss to average net assets	-0.88%	-1.02%	-1.09%	-1.35%	-0.92%
Portfolio turnover rate	81%	112%	106%	114%	74%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.

See Notes to Financial Statements.

Financial Highlights
      IVY SCIENCE AND TECHNOLOGY FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$25.42	$20.24	$18.77	$13.77	$17.88

Income (loss) from investment operations:
Net investment loss	(0.48)	(0.40)	(0.42)	(0.39)	(0.34)
Net realized and unrealized gain (loss) on investments	1.78	5.58	1.89	5.39	(3.77)

Total from investment operations	1.30	5.18	1.47	5.00	(4.11)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.06)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.06)	(0.00)	(0.00)	(0.00)	(0.00)

Net asset value, end of period	$26.66	$25.42	$20.24	$18.77	$13.77

Total return	5.13%	25.59%	7.83%	36.31%	-22.99%
Net assets, end of period (in millions)	$19	$18	$12	$11	$4
Ratio of expenses to average net assets	2.51%	2.58%	2.90%	3.06%	3.00%
Ratio of net investment loss to average net assets	-1.91%	-2.10%	-2.31%	-2.60%	-2.12%
Portfolio turnover rate	81%	112%	106%	114%	74%

See Notes to Financial Statements.

Financial Highlights
      IVY SCIENCE AND TECHNOLOGY FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$25.84	$20.53	$18.98	$13.88	$17.97

Income (loss) from investment operations:
Net investment loss	(0.49)	(0.43)	(0.42)	(0.38)	(0.25)
Net realized and unrealized gain (loss) on investments	1.85	5.74	1.97	5.48	(3.84)

Total from investment operations	1.36	5.31	1.55	5.10	(4.09)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.06)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.06)	(0.00)	(0.00)	(0.00)	(0.00)

Net asset value, end of period	$27.14	$25.84	$20.53	$18.98	$13.88

Total return	5.32%	25.86%	8.17%	36.74%	-22.76%
Net assets, end of period (in millions)	$109	$113	$88	$89	$70
Ratio of expenses to average net assets	2.33%	2.38%	2.58%	2.66%	2.67%
Ratio of net investment loss to average net assets	-1.74%	-1.90%	-2.00%	-2.15%	-1.77%
Portfolio turnover rate	81%	112%	106%	114%	74%

See Notes to Financial Statements.

Financial Highlights
      IVY SCIENCE AND TECHNOLOGY FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2007	2006	2005		2004	2003

Net asset value, beginning of period	$27.92	$21.96	$20.07		$14.51	$18.54

Income (loss) from investment operations:
Net investment loss	(0.22)	(0.27)	(0.18	) (1)	(0.15)	(0.26)
Net realized and unrealized gain (loss) on investments	1.98	6.23	2.07	(1)	5.71	(3.77)

Total from investment operations	1.76	5.96	1.89		5.56	(4.03)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)		(0.00)	(0.00)
Capital gains	(0.06)	(0.00)	(0.00)		(0.00)	(0.00)

Total distributions	(0.06)	(0.00)	(0.00)		(0.00)	(0.00)

Net asset value, end of period	$29.62	$27.92	$21.96		$20.07	$14.51

Total return	6.32%	27.14%	9.42%		38.32%	-21.74%
Net assets, end of period (in millions)	$78	$57	$33		$9	$3
Ratio of expenses to average net assets	1.35%	1.37%	1.45%		1.45%	1.41%
Ratio of net investment loss to average net assets	-0.76%	-0.88%	-0.87%		-1.03%	-0.53%
Portfolio turnover rate	81%	112%	106%		114%	74%

(1)Based on average weekly shares outstanding.

See Notes to Financial Statements.

Financial Highlights
      IVY SCIENCE AND TECHNOLOGY FUND
      Class R Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the period from 12-29-05(1) to
	3-31-07	3-31-06

Net asset value, beginning of period	$27.07	$25.77

Income (loss) from investment operations:
Net investment loss	(0.27)	(0.09)
Net realized and unrealized gain on investments	1.90	1.39

Total from investment operations	1.63	1.30

Less distributions from:
Net investment income	(0.00)	(0.00)
Capital gains	(0.06)	(0.00)

Total distributions	(0.06)	(0.00)

Net asset value, end of period	$28.64	$27.07

Total return	6.03%	5.05%
Net assets, end of period (in thousands)	$429	$105
Ratio of expenses to average net assets	1.65%	1.68	%(2)
Ratio of net investment loss to average net assets	-1.08%	-1.29	%(2)
Portfolio turnover rate	81%	112	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the fiscal year ended March 31, 2006.

See Notes to Financial Statements.

Manager's Discussion of
Ivy Small Cap Growth Fund

      March 31, 2007

Below, Gilbert C. Scott, CFA, portfolio manager of the Ivy Small Cap Growth Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2007. Mr. Scott has managed the Fund for three years and has 15 years of industry experience.

STYLE
VALUE	BLEND	GROWTH
			LARGE	CAPITALIZATION
		X	MEDIUM
SMALL

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar. The market capitalization rating is specific to Morningstar and does not reflect the market capitalization range adopted by the Fund. Please refer to the Fund's prospectus for specific investment parameters.

The Fund rose 0.14 percent (Class C shares) for the 12 months ended March 31, 2007, less than its benchmark and its peer group. The Russell 2000 Growth Index (reflecting the performance of securities that generally represent the small-cap growth market) increased 1.56 percent, while the Lipper Small-Cap Growth Funds Universe Average (reflecting the universe of funds with similar investment objectives) increased 0.92 percent for the same period.

A more volatile market

The Fund was most notably affected by market volatility during the spring of 2006 and again in February 2007. Both events were defined by sharp, but short, corrections in the more speculative markets, including emerging markets, high-yield debt and small caps. All of this could indicate what is to come as the markets have been operating at a very low volatility level and low risk aversion, while the cyclical sectors have continued to produce outsized gains.

During the year, we maintained a slight overweight in the energy, information technology, industrial and health care sectors, while we were lower than the benchmark in the financials, materials, consumer discretionary and consumer staples sectors. We also reduced positions in the energy and consumer discretionary sectors, and we remained underweight in the latter based on fears of slowing consumer spending brought on by the dramatic declines in the housing market. Meanwhile, the Fund purchased securities in the health care and information technology sectors, as we believe these areas may be positioned for better performance based on historical valuation metrics. Add to which, these were the two worst-performing sectors this past year, and the only two to produce a negative return.

A focus on high quality

As always, we place an emphasis on utilizing fundamental research to select stocks within sectors. One of the core strategies of the Fund is to maintain ownership in what we feel are higher quality companies. We believe that, over time, higher quality companies will produce superior results to lower quality companies.

From a macroeconomic perspective, growth in the domestic economy appears to be slowing as demonstrated by nominal gross domestic product statistics, corroborated by the decline in leading economic indicators. The capital spending component of the durable goods order report is also declining in its growth rate. Add to all this that over the last quarter the subprime housing market has become a headline story. While it is uncertain if we have reached a bottom on housing, the housing inventory numbers are ominous and we feel could continue to be a headwind for the economy.

Within the energy sector, many factors, including international political turmoil in the Middle East, helped to push oil back up to $66 by the end of March 2007. Conversely, the growth in international markets, strong employment figures, resilient consumer spending and credit availability have continued to be the underpinnings of strength for the U.S. economy.

Within all of this, the Federal Reserve has officially gone on hold, though the market is looking for an interest rate cut in the next couple of quarters as the level of growth is slowing. However, the Fed does not appear to be completely convinced inflation has been eradicated; thus we believe they may be more willing to wait to lower interest rates, invariably causing some uncertainty in the market. The market did see some increase in volatility and emerging spreads, but from a historical context they were quite low, an indication there is a low level of risk aversion, as evidenced by the fact that there is now more margin debt than at the height of the Internet bubble in the early 2000s.

Changes to Top 10 Equity Holdings March 31, 2007 compared to March 31, 2006
Company	Change in weighting

Healthways, Inc.	New to Top 10
Transaction Systems Architects, Inc.	New to Top 10
PSS World Medical, Inc.	New to Top 10
Cerner Corporation	New to Top 10
Portfolio Recovery Associates, Inc.	New to Top 10
Scientific Games Corporation, Class A	New to Top 10
Westinghouse Air Brake Technologies Corporation	New to Top 10
Resources Connection, Inc.	Increased
MICROS Systems, Inc.	New to Top 10
Blackboard Inc.	New to Top 10

See your advisor or www.ivyfunds.com for more information on the Fund's most recently published Top 10 Holdings.

Our outlook

We have been of the belief that due to historically high profit margins and slowing productivity, any slowdown in revenue likely will produce a sharp deceleration in profit growth. We feel that we are on the cusp of this event occurring, which is already being somewhat anticipated by the market as the earnings growth forecasts have been falling and could very well be negative for the first quarter of 2007. The last time earnings growth was negative was in 2001. In light of these market conditions, the Fund will be diligently looking for companies that look to be more able to withstand a revenue slowdown and subsequent earnings slowdown. We will continue to maintain a bias toward owning what we feel are higher quality, small-cap securities.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

Investing in small-cap stocks may carry more risk than investing in stocks of larger, more well-established companies.

These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment
Ivy Small Cap Growth Fund, Class C Shares (1)	$35,455
Russell 2000 Growth Index	$18,450
Lipper Small-Cap Growth Funds Universe Average	$27,754

				LIPPER
		IVY SMALL CAP	RUSSELL 2000	SMALL-CAP
		GROWTH FUND,	GROWTH	GROWTH FUNDS
		CLASS C SHARES	INDEX	UNIVERSE AVERAGE

MARCH	1997	10,000	10,000	10,000
MARCH	1998	16,537	14,120	14,862
MARCH	1999	20,110	12,556	13,896
MARCH	2000	34,867	19,963	26,736
MARCH	2001	22,604	12,029	17,802
MARCH	2002	25,159	12,633	19,386
MARCH	2003	19,447	8,639	13,578
MARCH	2004	26,556	14,095	21,367
MARCH	2005	28,605	14,216	21,707
MARCH	2006	35,406	18,166	27,500
MARCH	2007	35,455	18,450	27,754

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class C based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C (3)	Class Y	Class R

1-year period ended 3-31-07	-5.03%	-3.57%	0.14%	1.02%	0.62%
5-year period ended 3-31-07	6.62%	6.66%	7.10%	8.10%	–
10-year period ended 3-31-07	–	–	13.49%	14.50%	–
Since inception of Class (4) through 3-31-07	1.55%	1.74%	–	–	6.79%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares and Class R shares are not subject to sales charges.

(3)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.

(4)7-3-00 for Class A shares, 7-6-00 for Class B shares and 12-29-05 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY SMALL CAP GROWTH FUND

Portfolio Highlights

On March 31, 2007, Ivy Small Cap Growth Fund had net assets totaling $537,679,731 invested in a diversified portfolio of:

93.91%	Domestic Common Stocks and Warrants
5.09%	Cash and Cash Equivalents
1.00%	Foreign Common Stocks

As a shareholder of the Fund, for every $100 you had invested on March 31, 2007, your Fund owned:

Technology Stocks	$21.26
Health Care Stocks	$20.86
Business Equipment and Services Stocks	$19.26
Retail Stocks	$7.19
Energy Stocks	$5.78
Cash and Cash Equivalents	$5.09
Consumer Services Stocks	$4.49
Financial Services Stocks	$4.32
Capital Goods Stocks	$3.59
Transportation Stocks	$3.57
Consumer Durables Stocks	$2.35
Consumer Nondurables Stocks	$2.24

The Investments of Ivy Small Cap Growth Fund
March 31, 2007
COMMON STOCKS AND WARRANTS	Shares	Value

Air Transportation - 1.00%
UTi Worldwide Inc.	218,500	$5,363,083

Apparel - 1.01%
Volcom, Inc.*	157,900	5,419,918

Business Equipment and Services - 11.56%
Bucyrus International, Inc., Class A	188,900	9,720,794
CheckFree Corporation*	262,344	9,729,027
DealerTrack Holdings, Inc.*	202,700	6,220,863
Heartland Payment Systems, Inc.	299,100	7,070,724
Resources Connection, Inc.*	421,002	13,457,329
Tetra Tech, Inc.*	519,500	9,891,280
VeriFone Holdings, Inc.*	165,600	6,082,488
		62,172,505
Coal- 0.64%
Evergreen Energy Inc.*	520,600	3,420,342

Communications Equipment - 2.04%
General Cable Corporation*	205,600	10,985,208

Computers - Micro - 1.45%
Sonic Solutions*	554,500	7,799,042

Computers - Peripherals - 8.79%
Allscripts Healthcare Solutions, Inc.*	368,900	9,901,276
MICROS Systems, Inc.*	246,600	13,305,303
Stratasys, Inc.*	25,700	1,096,491
Transaction Systems Architects, Inc.*	477,800	15,463,997
Vital Images, Inc.*	225,400	7,488,915
		47,255,982
Consumer Electronics - 0.58%
DTS, Inc.*	129,600	3,136,320

Defense - 3.92%
DRS Technologies, Inc.	175,600	9,161,052
ESCO Technologies Inc.*	266,300	11,935,566
		21,096,618
Electrical Equipment - 1.80%
Microsemi Corporation*	465,300	9,673,587

Electronic Instruments - 5.06%
APW Ltd., Warrants (A)(B)*	19	0	**
Energy Conversion Devices, Inc.*	263,700	9,200,493
FLIR Systems, Inc.*	247,300	8,824,901
Trimble Navigation Limited*	341,200	9,162,926
		27,188,320
Farm Machinery - 1.79%
AGCO Corporation*	260,700	9,638,079

Finance Companies - 4.32%
Financial Federal Corporation	336,975	8,869,182
Portfolio Recovery Associates, Inc.*	321,400	14,337,654
		23,206,836
Food and Related - 1.23%
United Natural Foods, Inc.*	215,200	6,596,956

Health Care - Drugs - 3.84%
Adams Respiratory Therapeutics, Inc.*	328,500	11,039,242
Martek Biosciences Corporation*	466,722	9,619,140
		20,658,382
Health Care - General - 6.90%
American Medical Systems Holdings, Inc.*	567,800	12,014,648
Hologic, Inc.*	204,200	11,768,046
Kyphon Inc.*	184,800	8,337,252
Volcano Corporation*	278,300	5,012,183
		37,132,129
Hospital Supply and Management - 10.12%
Cerner Corporation*	267,600	14,569,482
Cytyc Corporation*	240,600	8,233,332
Healthways, Inc.*	361,300	16,888,968
PSS World Medical, Inc.*	695,000	14,702,725
		54,394,507
Hotels and Gaming - 2.65%
Scientific Games Corporation, Class A*	434,200	14,252,615

Leisure Time Industry - 1.84%
THQ Inc.*	289,900	9,908,782

Motor Vehicle Parts - 1.77%
LKQ Corporation*	435,000	9,504,750

Petroleum - International - 1.42%
Newfield Exploration Company*	182,900	7,628,759

Petroleum - Services - 3.72%
Dril-Quip, Inc.*	275,800	11,936,624
Oceaneering International, Inc.*	191,700	8,074,404
		20,011,028
Railroad - 2.57%
Westinghouse Air Brake Technologies Corporation	400,100	13,799,449

Restaurants - 3.74%
P.F. Chang's China Bistro, Inc.*	258,100	10,807,937
Panera Bread Company, Class A*	157,700	9,306,666
		20,114,603
Retail - Specialty Stores - 3.45%
Coldwater Creek Inc.*	387,500	7,856,562
Tractor Supply Company*	208,100	10,711,947
		18,568,509
Timesharing and Software - 7.70%
Blackboard Inc.*	388,200	13,049,343
CoStar Group, Inc.*	111,400	4,974,010
FactSet Research Systems, Inc.	103,225	6,487,691
Ultimate Software Group, Inc. (The)*	227,600	5,961,982
WebEx Communications, Inc.*	192,100	10,929,530
		41,402,556

TOTAL COMMON STOCKS AND WARRANTS - 94.91%		$510,328,865

(Cost: $421,288,972)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Commercial Paper Aircraft - 0.19%
United Technologies Corporation,
5.25%, 4-4-07	$1,000	999,563

Beverages - 2.23%
Concentrate Manufacturing Company of Ireland (The) (PepsiCo, Inc.),
5.25%, 4-5-07	7,000	6,995,917
Diageo Capital plc (Diageo plc),
5.32%, 4-4-07	5,000	4,997,783
		11,993,700
Household - General Products - 1.68%
Fortune Brands Inc.,
5.5%, 4-2-07	9,042	9,040,619

Utilities - Electric - 1.30%
Detroit Edison Co.,
5.41%, 4-5-07	7,000	6,995,792

Total Commercial Paper - 5.40%		29,029,674

Municipal Obligation - Taxable - 0.28% California
California Pollution Control Financing Authority, Environmental Improvement Revenue Bonds (Atlantic Richfield Company Project), Series 1997 (Taxable), (BP p.l.c.),
5.29%, 4-10-07	1,500	1,500,000

TOTAL SHORT-TERM SECURITIES - 5.68%		$30,529,674

(Cost: $30,529,674)

TOTAL INVESTMENT SECURITIES - 100.59%		$540,858,539

(Cost: $451,818,646)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.59%)		(3,178,808)

NET ASSETS - 100.00%		$537,679,731

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Fund's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts and REMIC - Real Estate Mortgage Investment Conduit.
*No dividends were paid during the preceding 12 months.
**Not shown due to rounding.
(A) Security valued in good faith by the Valuation Committee appointed by the Board of Directors.

(B)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, the total value of this security amounted to less than 0.01% of net assets.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY SMALL CAP GROWTH FUND
      March 31, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $451,819) (Notes 1 and 3)	$540,859
Receivables:
Investment securities sold	2,624
Fund shares sold	299
Dividends and interest	56
Prepaid and other assets	43

Total assets	543,881

LIABILITIES
Payable for investment securities purchased	3,407
Payable to Fund shareholders	2,204
Due to custodian	258
Accrued shareholder servicing (Note 2)	143
Accrued management fee (Note 2)	25
Accrued accounting services fee (Note 2)	12
Accrued distribution fee (Note 2)	11
Accrued service fee (Note 2)	8
Other	133

Total liabilities	6,201

Total net assets	$537,680

NET ASSETS
$0.01 par value capital stock:
Capital stock	$417
Additional paid-in capital	443,179
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(112)
Accumulated undistributed net realized gain on investment transactions	5,156
Net unrealized appreciation in value of investments	89,040

Net assets applicable to outstanding units of capital	$537,680

Net asset value per share (net assets divided by shares outstanding):
Class A	$12.98
Class B	$11.97
Class C	$12.22
Class Y	$14.31
Class R	$12.96
Capital shares outstanding:
Class A	8,391
Class B	1,289
Class C	21,200
Class Y	10,776
Class R	9
Capital shares authorized	500,000

See Notes to Financial Statements.

Statement of Operations
      IVY SMALL CAP GROWTH FUND
      For the Fiscal Year Ended March 31, 2007
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Interest and amortization	$2,910
Dividends	685

Total income	3,595

Expenses (Note 2):
Investment management fee	4,869
Distribution fee:
Class B	124
Class C	2,091
Class Y	397
Class R	–	*
Service fee:
Class A	297
Class B	41
Class C	697
Class R	–	*
Shareholder servicing:
Class A	356
Class B	82
Class C	728
Class Y	242
Class R	–	*
Accounting services fee	160
Audit fees	27
Custodian fees	21
Legal fees	10
Other	262

Total expenses	10,404

Net investment loss	(6,809)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	42,147
Unrealized depreciation in value of investments during the period	(41,418)

Net gain on investments	729

Net decrease in net assets resulting from operations	$(6,080)

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY SMALL CAP GROWTH FUND
      (In Thousands)

	For the fiscal year ended March 31,
	2007	2006

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(6,809)	$(7,465)
Realized net gain on investments	42,147	106,316
Unrealized appreciation (depreciation)	(41,418)	26,893

Net increase (decrease) in net assets resulting from operations	(6,080)	125,744

Distributions to shareholders from (Note 1F): (1)
Net investment income:
Class A	(–)	(–)
Class B	(–)	(–)
Class C	(–)	(–)
Class Y	(–)	(–)
Class R	(–)	(–)
Realized gains on investment transactions:
Class A	(15,243)	(3,879)
Class B	(2,343)	(605)
Class C	(38,368)	(10,826)
Class Y	(19,803)	(4,635)
Class R	(15)	(–)

	(75,772)	(19,945)

Capital share transactions (Note 5)	(41,869)	45,997

Total increase (decrease)	(123,721)	151,796
NET ASSETS
Beginning of period	661,401	509,605

End of period	$537,680	$661,401

Undistributed net investment loss	$(112)	$(95)

(1)See "Financial Highlights" on pages 222 - 226.

See Notes to Financial Statements.

Financial Highlights
      IVY SMALL CAP GROWTH FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2007		2006	2005	2004	2003

Net asset value, beginning of period	$14.87		$12.32	$11.36	$8.25	$10.59

Income (loss) from investment operations:
Net investment loss	(0.12	)(1)	(0.21)	(0.08)	(0.08)	(0.23)
Net realized and unrealized gain (loss) on investments	0.18	(1)	3.22	1.04	3.19	(2.11)

Total from investment operations	0.06		3.01	0.96	3.11	(2.34)

Less distributions from:
Net investment income	(0.00)		(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(1.95)		(0.46)	(0.00)	(0.00)	(0.00)

Total distributions	(1.95)		(0.46)	(0.00)	(0.00)	(0.00)

Net asset value, end of period	$12.98		$14.87	$12.32	$11.36	$8.25

Total return(2)	0.76%		24.70%	8.45%	37.70%	-22.10%
Net assets, end of period (in millions)	$109		$141	$72	$92	$20
Ratio of expenses to average net assets	1.49%		1.50%	1.54%	1.48%	1.54%
Ratio of net investment loss to average net assets	-0.86%		-0.90%	-1.14%	-1.21%	-1.22%
Portfolio turnover rate	96%		87%	83%	91%	31%

(1)Based on average weekly shares outstanding.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.

See Notes to Financial Statements.

Financial Highlights
      IVY SMALL CAP GROWTH FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$13.99	$11.73	$10.91	$8.01	$10.40

Income (loss) from investment operations:
Net investment loss	(0.24)	(0.23)	(0.23)	(0.20)	(0.21)
Net realized and unrealized gain (loss) on investments	0.17	2.95	1.05	3.10	(2.18)

Total from investment operations	(0.07)	2.72	0.82	2.90	(2.39)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(1.95)	(0.46)	(0.00)	(0.00)	(0.00)

Total distributions	(1.95)	(0.46)	(0.00)	(0.00)	(0.00)

Net asset value, end of period	$11.97	$13.99	$11.73	$10.91	$8.01

Total return	-0.15%	23.46%	7.52%	36.21%	-22.98%
Net assets, end of period (in millions)	$16	$19	$15	$13	$7
Ratio of expenses to average net assets	2.45%	2.45%	2.52%	2.57%	2.64%
Ratio of net investment loss to average net assets	-1.82%	-1.86%	-2.11%	-2.29%	-2.31%
Portfolio turnover rate	96%	87%	83%	91%	31%

See Notes to Financial Statements.

Financial Highlights
      IVY SMALL CAP GROWTH FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$14.20	$11.87	$11.02	$8.07	$10.44

Income (loss) from investment operations:
Net investment loss	(0.23)	(0.25)	(0.24)	(0.21)	(0.16)
Net realized and unrealized gain (loss) on investments	0.20	3.04	1.09	3.16	(2.21)

Total from investment operations	(0.03)	2.79	0.85	2.95	(2.37)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(1.95)	(0.46)	(0.00)	(0.00)	(0.00)

Total distributions	(1.95)	(0.46)	(0.00)	(0.00)	(0.00)

Net asset value, end of period	$12.22	$14.20	$11.87	$11.02	$8.07

Total return	0.14%	23.78%	7.71%	36.56%	-22.70%
Net assets, end of period (in millions)	$259	$328	$308	$334	$273
Ratio of expenses to average net assets	2.20%	2.20%	2.26%	2.31%	2.31%
Ratio of net investment loss to average net assets	-1.57%	-1.62%	-1.85%	-2.03%	-1.98%
Portfolio turnover rate	96%	87%	83%	91%	31%

See Notes to Financial Statements.

Financial Highlights
      IVY SMALL CAP GROWTH FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$16.15	$13.33	$12.26	$8.89	$11.39

Income (loss) from investment operations:
Net investment loss	(0.11)	(0.16)	(0.09)	(0.10)	(0.11)
Net realized and unrealized gain (loss) on investments	0.22	3.44	1.16	3.47	(2.39)

Total from investment operations	0.11	3.28	1.07	3.37	(2.50)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(1.95)	(0.46)	(0.00)	(0.00)	(0.00)

Total distributions	(1.95)	(0.46)	(0.00)	(0.00)	(0.00)

Net asset value, end of period	$14.31	$16.15	$13.33	$12.26	$8.89

Total return	1.02%	24.86%	8.73%	37.91%	-21.95%
Net assets, end of period (in millions)	$154	$173	$115	$124	$42
Ratio of expenses to average net assets	1.32%	1.33%	1.36%	1.35%	1.33%
Ratio of net investment loss to average net assets	-0.70%	-0.74%	-0.95%	-1.09%	-1.00%
Portfolio turnover rate	96%	87%	83%	91%	31%

See Notes to Financial Statements.

Financial Highlights
      IVY SMALL CAP GROWTH FUND
      Class R Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the period from 12-29-05(1) to
	3-31-07	3-31-06

Net asset value, beginning of period	$14.87	$13.78

Income (loss) from investment operations:
Net investment loss	(0.15)	(0.04)
Net realized and unrealized gain on investments	0.19	1.13

Total from investment operations	0.04	1.09

Less distributions from:
Net investment income	(0.00)	(0.00)
Capital gains	(1.95)	(0.00)

Total distributions	(1.95)	(0.00)

Net asset value, end of period	$12.96	$14.87

Total return	0.62%	7.91%
Net assets, end of period (in thousands)	$114	$108
Ratio of expenses to average net assets	1.63%	1.67	%(2)
Ratio of net investment loss to average net assets	-1.01%	-0.99	%(2)
Portfolio turnover rate	96%	87	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the fiscal year ended March 31, 2006.

See Notes to Financial Statements.

Notes to Financial Statements

      March 31, 2007

NOTE 1 - Significant Accounting Policies

Ivy Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Corporation issues 12 series of capital shares; each series represents ownership of a separate mutual fund (Fund). The assets belonging to each Fund are held separately by the custodian. The capital shares of each Fund represent a pro rata beneficial interest in the principal, net income and realized and unrealized capital gains or losses of its respective investments and other assets. The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Gold bullion is valued at the last settlement price for current delivery as calculated by the Commodity Exchange, Inc. as of the close of that exchange. Securities for which quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Board of Directors. Management's valuation committee makes fair value determinations for the Corporation, subject to the supervision of the Board of Directors. Short-term debt securities, purchased with less than 60 days to maturity, are valued at amortized cost, which approximates market value. Short-term debt securities denominated in foreign currencies are valued at amortized cost in that currency.

B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Corporation is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Securities Transactions.

C. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into United States dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. The Corporation combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Forward foreign currency exchange contracts - A forward foreign currency exchange contract (Forward Contract) is an obligation to purchase or sell a specific currency at a future date at a fixed price. Forward Contracts are marked-to-market daily at the applicable translation rates and the resulting unrealized gains or losses are reflected in the Corporation's financial statements. Gains or losses are realized by the Corporation at the time the Forward Contract is extinguished. Contracts may be extinguished either by entry into a closing transaction or by delivery of the currency. Risks may arise from the possibility that the other party will not complete the obligations of the contract and from unanticipated movements in the value of the foreign currency relative to the United States dollar. The Corporation uses Forward Contracts to attempt to reduce the overall risk of its investments or for investment purposes.

E. Federal income taxes - It is the Corporation's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Corporation intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.

F. Dividends and distributions - Dividends and distributions to shareholders are recorded by each Fund on the business day following the applicable record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At March 31, 2007, the following amounts were reclassified:

	Accumulated Undistributed Net Realized Gain (Loss)	Accumulated Undistributed Net Investment Income (Loss)	Additional Paid-in Capital

Ivy Asset Strategy	$4,652,648	$(8,004,648)	$3,352,000
Ivy Capital Appreciation	–	60,902	(60,902)
Ivy Core Equity	–	828,326	(828,326)
Ivy Energy	(15,218)	70,989	(55,771)
Ivy High Income	271	(271)	–
Ivy Large Cap Growth	–	863,376	(863,376)
Ivy Mid Cap Growth	–	813,406	(813,406)
Ivy Science and Technology	(783,870)	4,045,339	(3,261,469)
Ivy Small Cap Growth	–	6,791,509	(6,791,509)
G. Repurchase agreements - Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, remains at least equal to the value of the loan, including accrued interest thereon. The collateral for the repurchase agreement is held by the custodian bank. H. Recently issued accounting standards - In June 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109 (FIN 48). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, in a tax return before being measured and recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Corporation will adopt FIN 48 during 2007 and its potential impact on each Fund's financial statements, if any, is currently being assessed by management. In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." SFAS No. 157 defines  fair value for purposes of financial statement presentation, establishes a hierarchy for  measuring fair value in generally accepted accounting principles and expands  financial statement disclosures about fair value measurements that are relevant  to mutual funds. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Corporation will adopt SFAS No. 157 during  2008 and its potential impact, if any, on each Fund's financial statements is currently being assessed by management.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management and Payments to Affiliated Persons

Ivy Investment Management Company (IICO), a wholly owned subsidiary of Waddell & Reed Financial, Inc. (WDR), serves as the Corporation's investment manager. Prior to March 8, 2005, IICO was known as Waddell & Reed Ivy Investment Company. IICO provides advice and supervises investments, for which services it is paid a fee. Prior to June 30, 2003, Waddell & Reed Investment Management Company (WRIMCO), a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), served as the investment manager. On June 30, 2003, WRIMCO assigned the investment management agreement between it and the Corporation to Waddell & Reed Ivy Investment Company, an affiliated entity. The fee is payable by each Fund at the following annual rates:

Fund	Net Asset Breakpoints	Annual Rate

Ivy Asset Strategy Fund	Up to $1 Billion	..700%
	Over $1 Billion up to $2 Billion	..650%
	Over $2 Billion up to $3 Billion	..600%
	Over $3 Billion	..550%

Ivy Capital Appreciation Fund	Up to $1 Billion	..650%
	Over $1 Billion up to $2 Billion	..600%
	Over $2 Billion up to $3 Billion	..550%
	Over $3 Billion	..500%

Ivy Core Equity Fund	Up to $1 Billion	..700%
	Over $1 Billion up to $2 Billion	..650%
	Over $2 Billion up to $3 Billion	..600%
	Over $3 Billion	..550%

Ivy Energy Fund	Up to $1 Billion	..850%
	Over $1 Billion up to $2 Billion	..830%
	Over $2 Billion up to $3 Billion	..800%
	Over $3 Billion	..760%

Ivy High Income Fund	Up to $500 Million	..625%
	Over $500 Million up to $1 Billion	..600%
	Over $1 Billion up to $1.5 Billion	..550%
	Over $1.5 Billion	..500%

Ivy Large Cap Growth Fund	Up to $1 Billion	..700%
	Over $1 Billion up to $2 Billion	..650%
	Over $2 Billion up to $3 Billion	..600%
	Over $3 Billion	..550%

Ivy Limited-Term Bond Fund	Up to $500 Million	..500%
	Over $500 Million up to $1 Billion	..450%
	Over $1 Billion up to $1.5 Billion	..400%
	Over $1.5 Billion	..350%

Ivy Mid Cap Growth Fund	Up to $1 Billion	..850%
	Over $1 Billion up to $2 Billion	..830%
	Over $2 Billion up to $3 Billion	..800%
	Over $3 Billion	..760%

Ivy Money Market Fund	All levels	..400%

Ivy Municipal Bond Fund	Up to $500 Million	..525%
	Over $500 Million up to $1 Billion	..500%
	Over $1 Billion up to $1.5 Billion	..450%
	Over $1.5 Billion	..400%

Ivy Science and Technology Fund	Up to $1Billion	..850%
	Over $1 Billion up to $2 Billion	..830%
	Over $2 Billion up to $3 Billion	..800%
	Over $3 Billion	..760%

Ivy Small Cap Growth Fund	Up to $1 Billion	..850%
	Over $1 Billion up to $2 Billion	..830%
	Over $2 Billion up to $3 Billion	..800%
	Over $3 Billion	..760%

The fee is accrued and paid daily. However, IICO has voluntarily agreed to waive a Fund's management fee on any day that the Fund's net assets are less than $25 million, subject to IICO's right to change or modify this waiver. During the fiscal year ended March 31, 2007, IICO voluntarily waived its fee (in thousands) as shown in the following table:

Ivy Energy Fund	$44
Ivy Municipal Bond Fund	60

The Corporation has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), an indirect subsidiary of WDR. Under the agreement, WRSCO acts as the agent in providing bookkeeping and accounting services and assistance to the Corporation, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. For these services, each of the Funds pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table:

Accounting Services Fee

Average Net Asset Level (in millions)			Annual Fee Rate for Each Level

From	$0 to	$10	$0
From	$10 to	$25	$11,500
From	$25 to	$50	$23,100
From	$50 to	$100	$35,500
From	$100 to	$200	$48,400
From	$200 to	$350	$63,200
From	$350 to	$550	$82,500
From	$550 to	$750	$96,300
From	$750 to	$1,000	$121,600
	$1,000 and Over		$148,500

In addition, for each class of shares in excess of one, each Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Each Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee may be voluntarily waived until Fund net assets are at least $10 million.

Under the Shareholder Servicing Agreement between the Corporation and WRSCO, with respect to Class A, Class B and Class C shares, for each shareholder account that was in existence at any time during the prior month: Ivy Asset Strategy Fund pays a monthly fee of $1.5792; Ivy High Income Fund, Ivy Limited-Term Bond Fund and Ivy Municipal Bond Fund each pay a monthly fee of $1.6958; and Ivy Capital Appreciation Fund, Ivy Core Equity Fund, Ivy Energy Fund, Ivy Large Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Science and Technology Fund and Ivy Small Cap Growth Fund each pay a monthly fee of $1.5042. Ivy Money Market Fund pays a monthly fee of $1.75 for each shareholder account that was in existence at any time during the prior month plus, for Class A shareholder accounts, $0.75 for each shareholder check processed in the prior month. Ivy Limited-Term Bond Fund Class A, which also has check writing privileges, pays $0.75 for each shareholder check processed in the prior month. For Class Y shares, each Fund pays a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of the class for the preceding month. For Class R shares, each Fund pays a monthly fee equal to one-twelfth of 0.20 of 1% of the average daily net assets of the class for the preceding month. Effective September 1, 2006, the Shareholder Servicing Agreement with respect to Class A, Class B and Class C shares has been revised so that each Fund pays WRSCO an annual fee (payable monthly) for each account of the Fund that is non-networked and is as shown above; however, WRSCO has agreed to reduce those fees if the number of total shareholders accounts within the Complex (Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc., Ivy Funds and Ivy Funds, Inc.) reaches certain levels. For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial intermediaries), WRSCO has agreed to reduce its per account fees charged to the Funds to $0.50 per month per shareholder account. Additional fees may be paid by the Funds to those intermediaries. Each Fund also reimburses WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Corporation's shares, Ivy Funds Distributor, Inc. (IFDI) receives sales commissions (which are not an expense of the Corporation) for Class A shares. A contingent deferred sales charge (CDSC) may be assessed against a shareholder's redemption amount of Class B, Class C or certain Class A shares and is paid to IFDI. During the fiscal year ended March 31, 2007, IFDI received the following amounts in sales commissions and CDSC:

	Sales Commissions	CDSC
		Class A	Class B	Class C

Ivy Asset Strategy Fund	$3,189,981	$22,761	$73,366	$187,079
Ivy Capital Appreciation Fund	149,793	–	2,223	616
Ivy Core Equity Fund	214,623	20,657	11,077	3,547
Ivy Energy Fund	49,257	220	3	704
Ivy High Income Fund	428,310	–	7,081	1,488
Ivy Large Cap Growth Fund	1,190,808	62,575	11,926	3,537
Ivy Limited-Term Bond Fund	83,122	406	4,795	729
Ivy Mid Cap Growth Fund	369,699	57	9,862	1,572
Ivy Money Market Fund	–	–	17,066	13,528
Ivy Municipal Bond Fund	30,550	–	3,141	4,702
Ivy Science and Technology Fund	366,145	445	25,583	11,525
Ivy Small Cap Growth Fund	353,832	127	19,970	14,595

With respect to Class A, Class B and Class C shares, IFDI pays sales commissions and all expenses in connection with the sale of the Corporation's shares, except for registration fees and related expenses. During the fiscal year ended March 31, 2007, the following amounts were paid:

Ivy Asset Strategy Fund	$12,730,716
Ivy Capital Appreciation Fund	189,069
Ivy Core Equity Fund	249,501
Ivy Energy Fund	74,335
Ivy High Income Fund	440,179
Ivy Large Cap Growth Fund	1,272,087
Ivy Limited-Term Bond Fund	90,360
Ivy Mid Cap Growth Fund	363,359
Ivy Money Market Fund	–
Ivy Municipal Bond Fund	37,071
Ivy Science and Technology Fund	555,956
Ivy Small Cap Growth Fund	416,134

Under a Distribution and Service Plan for Class A shares adopted by the Corporation pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund may pay a distribution and/or service fee to IFDI in an amount not to exceed 0.25% of the Fund's average annual net assets. The fee is to be paid to compensate IFDI for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Corporation for Class B shares and Class C shares, respectively, each Fund may pay IFDI a service fee not to exceed 0.25% and a distribution fee not to exceed 0.75% of a Fund's average annual net assets attributable to that class to compensate IFDI for its services in connection with the distribution of shares of that class and/or provision of personal services to Class B or Class C shareholders and/or maintenance of shareholder accounts of that class. Under the Class Y Plan, each Fund may pay IFDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund's Class Y shares to compensate IFDI for, either directly or through third parties, distributing the Class Y shares of that Fund, providing personal services to Class Y shareholders and/or maintaining Class Y shareholder accounts. Under the Class R Plan, each Fund may pay IFDI a fee of up to 0.50%, on an annual basis, of the average daily net assets of the Fund's Class R shares to compensate IFDI for, either directly or through third parties, distributing the Class R shares of that Fund, providing personal services to Class R shareholders and/or maintaining Class R shareholder accounts.

IFDI and WRSCO have voluntarily agreed to waive sufficient expenses to Class A of Ivy Money Market Fund in order to maintain the yield at the level of that of Waddell & Reed Advisors Cash Management, Inc. Class A. As of March 31, 2007, $50 (in thousands) of expenses was reimbursed to Ivy Money Market Fund Class A.

This reimbursement serves to reduce shareholder servicing fees.

Effective June 1, 2006 through July 31, 2007, IFDI and WRSCO have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to cap the expenses for Ivy Large Cap Growth Fund as follows:

	Prior to June 1, 2006 Expense Limitation	June 1, 2006 to July 31, 2007 Expense Limitation

Ivy Large Cap Growth Fund, Class A	1.50%	1.15%
Ivy Large Cap Growth Fund, Class C	2.25%	–
Ivy Large Cap Growth Fund, Class Y	1.20%	1.06%

During the fiscal year ended March 31, 2007, the amount of fees (in thousands) reimbursed under this agreement is as follows:

Ivy Large Cap Growth Fund
Class A	$306
Class Y	72

For the period from July 1, 2005 through July 31, 2006, IICO also voluntarily agreed to waive sufficient management fees for Ivy Capital Appreciation Fund to insure that the Class A expense ratio for that Fund did not exceed 1.35%. In addition, for the period from August 1, 2006 through July 31, 2007, IFDI and WRSCO have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to cap the expenses for Ivy Capital Appreciation Class A shares at 1.35%. For the fiscal year ended March 31, 2007, IICO voluntarily waived $23 (in thousands) of its management fee. Additionally, $3 (in thousands) of Class A 12b-1 expenses have been waived.

In addition, IFDI and WRSCO have voluntarily agreed to waive sufficient expenses for Class A, Class C and Class Y of Ivy Mid Cap Growth Fund in order to ensure that the total annual Fund operating expenses do not exceed the following levels:

Fund and Class	Expense Limitation (as a percentage of average net assets of each Class)

Ivy Mid Cap Growth Fund, Class A	1.65%
Ivy Mid Cap Growth Fund, Class C	2.35%
Ivy Mid Cap Growth Fund, Class Y	1.25%

During the fiscal year ended March 31, 2007, the amount of fees (in thousands) reimbursed under this agreement is as follows:

Ivy Mid Cap Growth Fund
Class C	$4
Class Y	15

These reimbursements serve to reduce distribution and service fees.

During the year ended March 31, 2007, the Corporation paid Directors' regular compensation of $143,894, which is included in other expenses.

NOTE 3 - Investment Securities Transactions

Investment securities transactions for the fiscal year ended March 31, 2007 are summarized as follows:

	Ivy Asset Strategy Fund	Ivy Capital Appreciation Fund	Ivy Core Equity Fund

Purchases of investment securities, excluding short-term and U.S. government securities	$2,772,071,125	$75,535,129	$276,496,275
Purchases of bullion	150,510,092	–	–
Purchases of U.S. government securities	79,144,880	–	–
Purchases of short-term securities	17,355,218,495	753,207,161	1,372,575,789
Purchases of options	458,362	–	–
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. government securities	1,354,172,696	46,697,955	304,133,490
Proceeds from sales of bullion	61,619,462	–	–
Proceeds from maturities and sales of U.S. government securities	3,564,439	–	–
Proceeds from maturities and sales of short-term securities	17,102,310,075	751,295,581	1,376,489,491
Proceeds from options	34,964	–	–

	Ivy Energy Fund	Ivy High Income Fund	Ivy Large Cap Growth Fund

Purchases of investment securities, excluding short-term and U.S. government securities	$7,619,880	$115,631,145	$227,666,797
Purchases of U.S. government securities	–	–	–
Purchases of short-term securities	148,794,438	682,821,662	1,001,859,609
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. government securities	571,545	82,997,257	233,843,394
Proceeds from maturities and sales of U.S. government securities	–	–	–
Proceeds from maturities and sales of short-term securities	147,708,000	679,061,442	995,109,927

	Ivy Limited- Term Bond Fund	Ivy Mid Cap Growth Fund	Ivy Municipal Bond Fund

Purchases of investment securities, excluding short-term and U.S. government securities	$4,252,686	$32,327,669	$7,106,114
Purchases of U.S. government securities	17,688,801	–	–
Purchases of short-term securities	377,891,372	1,124,212,198	159,755,486
Purchases of options	–	480,030	–
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. government securities	6,500,000	36,104,958	6,178,888
Proceeds from maturities and sales of U.S. government securities	14,949,686	–	–
Proceeds from maturities and sales of short-term securities	378,637,238	1,126,995,242	158,889,000
Proceeds from options	–	633,589	–

	Ivy Science and Technology Fund	Ivy Small Cap Growth Fund

Purchases of investment securities, excluding short-term and U.S. government securities	$261,896,543	$500,300,053
Purchases of U.S. government securities	–	–
Purchases of short-term securities	2,140,237,520	3,434,969,093
Purchases of options	160,833	–
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. government securities	261,888,635	586,463,819
Proceeds from maturities and sales of U.S. government securities	–	–
Proceeds from maturities and sales of short-term securities	2,131,520,913	3,473,988,843
Proceeds from options	41,299	–

For Federal income tax purposes, cost of investments owned at March 31, 2007 and the related unrealized appreciation (depreciation) were as follows:

	Cost	Appreciation	Depreciation	Aggregate Appreciation (Depreciation)

Ivy Asset Strategy Fund	$2,478,437,848	$201,156,452	$21,698,629	$179,457,823
Ivy Capital Appreciation Fund	75,653,196	9,287,425	958,396	8,329,029
Ivy Core Equity Fund	203,344,201	40,836,531	1,961,075	38,875,456
Ivy Energy Fund	8,182,039	621,693	295,340	326,353
Ivy High Income Fund	108,959,150	3,097,516	548,367	2,549,149
Ivy Large Cap Growth Fund	203,720,000	49,429,493	2,390,253	47,039,240
Ivy Limited-Term Bond Fund	53,138,654	137,839	331,961	(194,122)
Ivy Mid Cap Growth Fund	97,236,934	42,214,283	1,883,414	40,330,869
Ivy Money Market Fund	68,831,503	–	–	–
Ivy Municipal Bond Fund	24,051,993	682,202	11,185	671,017
Ivy Science and Technology Fund	317,124,133	82,429,624	10,203,438	72,226,186
Ivy Small Cap Growth Fund	453,572,616	103,623,994	16,338,071	87,285,923

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Funds distributed and undistributed earnings and profit for the fiscal year ended March 31, 2007 and the related Capital Loss Carryover and Post-October activity were as follows:

	Ivy Asset Strategy Fund	Ivy Capital Appreciation Fund	Ivy Core Equity Fund

Net ordinary income	$34,798,032	$–	$–
Distributed ordinary income	7,899,868	–	–
Undistributed ordinary income	31,028,864	–	–

Realized long-term capital gains	26,081,351	472,981	34,352,215
Distributed long-term capital gains	10,641,807	–	26,873,451
Undistributed long-term capital gains	20,619,501	472,981	15,885,350

Capital loss carryover	–	–	–

Post-October losses deferred	467,682	–	675

	Ivy Energy Fund	Ivy High Income Fund	Ivy Large Cap Growth Fund

Net ordinary income	$–	$6,245,926	$–
Distributed ordinary income	–	6,206,184	–
Undistributed ordinary income	–	114,122	–

Realized long-term capital gains	–	–	–
Distributed long-term capital gains	–	–	–
Undistributed long-term capital gains	–	–	–

Capital loss carryover	–	–	–

Post-October losses deferred	–	–	–

	Ivy Limited- Term Bond Fund	Ivy Mid Cap Growth Fund	Ivy Money Market Fund

Net ordinary income	$1,641,448	$–	$2,759,804
Distributed ordinary income	1,638,795	–	2,743,535
Undistributed ordinary income	32,035	–	43,074

Realized long-term capital gains	–	–	–
Distributed long-term capital gains	–	–	–
Undistributed long-term capital gains	–	–	–

Capital loss carryover	–	–	–

Post-October losses deferred	140,298	–	–

	Ivy Municipal Bond Fund	Ivy Science and Technology Fund	Ivy Small Cap Growth Fund

Net ordinary income	$772,888	$–	$–
Distributed ordinary income	772,878	–	–
Undistributed ordinary income	14,608	–	–

Realized long-term capital gains	–	11,771,841	40,237,851
Distributed long-term capital gains	–	807,866	75,772,222
Undistributed long-term capital gains	–	11,771,058	13,682,023

Capital loss carryover	–	–	–

Post-October losses deferred	17,109	1,571	–

Internal Revenue Code regulations permit each Fund to defer into its next fiscal year net capital losses or net long-term capital losses and currency losses incurred between each November 1 and the end of its fiscal year ("post-October losses").

Capital Loss Carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

	Ivy Core Equity Fund	Ivy High Income Fund	Ivy Large Cap Growth Fund

March 31, 2009	$1,310,041	$–	$3,706,365
March 31, 2010	3,127,140	963,818	2,102,400
March 31, 2011	1,479,061	1,182,962	2,676,587
March 31, 2012	–	–	608,471
March 31, 2014	–	105,076	–

Total carryover	$5,916,242	$2,251,856	$9,093,823

	Ivy Limited- Term Bond Fund	Ivy Mid Cap Growth Fund	Ivy Municipal Bond Fund

March 31, 2009	$–	$10,147,740	$179,309
March 31, 2010	–	17,363,901	230,753
March 31, 2011	421,141	5,387,010	75,199
March 31, 2012	–	949,121	–
March 31, 2014	116,816	–	–

Total carryover	$537,957	$33,847,772	$485,261

	Ivy Science and Technology Fund	Ivy Small Cap Growth Fund

March 31, 2008	$–	$629,293
March 31, 2009	827,519	3,509,352
March 31, 2010	413,760	2,069,323
March 31, 2011	413,760	564,364

Total carryover	$1,655,039	$6,772,332

Ivy US Blue Chip Fund was merged into Ivy Core Equity Fund as of June 16, 2003 and Advantus Index 500 Fund was merged into Ivy Core Equity Fund as of December 8, 2003. At the time of the mergers, Ivy US Blue Chip Fund and Advantus Index 500 Fund had capital loss carryovers available to offset future gains of the Ivy Core Equity Fund. Ivy US Blue Chip Fund's carryovers are limited to $1,479,061 for each period ending from March 31, 2008 through 2011 plus any unused limitations from prior years.

Advantus Horizon Fund was merged into Ivy Large Cap Growth Fund as of December 8, 2003. At the time of the merger, Advantus Horizon Fund had capital loss carryovers available to offset future gains of the Ivy Large Cap Growth Fund. These carryovers are limited to $1,383,732 for each period ending from March 31, 2008 through 2010 plus any unused limitations from prior years and the amount of certain built-in gains realized, if any.

Ivy US Emerging Growth Fund was merged into Ivy Mid Cap Growth Fund as of June 16, 2003. At the time of the merger, Ivy Mid Cap Growth Fund had capital loss carryovers available to offset future gains. These carryovers are limited to $5,665,965 for the period ending March 31, 2008 and $1,182,294 for each period ending from March 31, 2009 through 2011 and $197,085 for the period ending March 31, 2012 plus any unused limitations from prior years.

Ivy Global Science & Technology Fund was merged into Ivy Science and Technology Fund as of June 16, 2003. At the time of the merger, Ivy Global Science & Technology Fund had capital loss carryovers available to offset future gains of the Ivy Science and Technology Fund. These carryovers are limited to $413,760 for each period ending from March 31, 2008 through 2011 plus any unused limitations from prior years.

Advantus Enterprise Fund was merged into Ivy Small Cap Growth Fund as of December 8, 2003. At the time of the merger, Advantus Enterprise Fund had capital loss carryovers available to offset future gains of the Ivy Small Cap Growth Fund. These carryovers are limited to $2,069,323 for each period ending from March 31, 2008 through 2010 and $564,364 for the period ending March 31, 2011 plus any unused limitations from prior years.

NOTE 5 - Multiclass Operations

Each Fund within the Corporation currently offers four classes of shares, Class A, Class B, Class C and Class Y (other than Money Market Fund which offers only Class A shares), each of which have equal rights as to assets and voting privileges. In addition, Large Cap Growth Fund, Mid Cap Growth Fund, Science and Technology Fund and Small Cap Growth Fund offer Class R shares, which also have equal rights as to assets and voting privileges. Ivy Money Market Fund Class B and Class C shares are no longer available for investment. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Corporation.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock for the fiscal year ended March 31, 2007, are summarized below. Amounts are in thousands.

	Ivy Asset Strategy Fund	Ivy Capital Appreciation Fund	Ivy Core Equity Fund

Shares issued from sale of shares:
Class A	53,408	3,702	2,099
Class B	4,392	238	157
Class C	46,972	613	1,230
Class Y	9,541	920	178
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	311	–	745
Class B	31	–	116
Class C	255	–	1,825
Class Y	27	–	13
Shares redeemed:
Class A	(13,879)	(1,786)	(1,791)
Class B	(517)	(101)	(336)
Class C	(3,872)	(242)	(3,881)
Class Y	(1,291)	(12)	(66)

Increase in outstanding capital shares	95,378	3,332	289

Value issued from sale of shares:
Class A	$1,046,947	$35,838	$21,689
Class B	84,558	2,138	1,543
Class C	908,531	5,621	12,102
Class Y	190,626	9,302	1,904
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	6,150	–	7,513
Class B	602	–	1,090
Class C	4,980	–	17,360
Class Y	525	–	135
Value redeemed:
Class A	(273,958)	(17,219)	(18,592)
Class B	(9,904)	(895)	(3,270)
Class C	(74,223)	(2,122)	(37,921)
Class Y	(25,233)	(121)	(709)

Increase in outstanding capital	$1,859,601	$32,542	$2,844

	Ivy Energy Fund	Ivy High Income Fund	Ivy Large Cap Growth Fund

Shares issued from sale of shares:
Class A	732	6,302	7,380
Class B	78	254	679
Class C	113	491	899
Class Y	53	121	2,166
Class R	NA	NA	1
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	–	387	–
Class B	–	36	–
Class C	–	113	–
Class Y	–	84	–
Class R	NA	NA	–
Shares redeemed:
Class A	(225)	(2,470)	(7,169)
Class B	(4)	(191)	(570)
Class C	(13)	(621)	(809)
Class Y	(– )*	(104)	(2,847)
Class R	NA	NA	(– )*

Increase (decrease) in outstanding capital shares	734	4,402	(270)

Value issued from sale of shares:
Class A	$7,253	$54,790	$83,858
Class B	783	2,214	7,172
Class C	1,135	4,267	9,729
Class Y	530	1,053	25,026
Class R	NA	NA	13
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	–	3,369	–
Class B	–	310	–
Class C	–	982	–
Class Y	–	733	–
Class R	NA	NA	–
Value redeemed:
Class A	(2,216)	(21,611)	(81,729)
Class B	(40)	(1,661)	(6,034)
Class C	(125)	(5,379)	(8,760)
Class Y	(– )*	(903)	(32,736)
Class R	NA	NA	(– )*

Increase (decrease) in outstanding capital	$7,320	$38,164	$(3,461)

*Not shown due to rounding.

	Ivy Limited- Term Bond Fund	Ivy Mid Cap Growth Fund	Ivy Money Market Fund

Shares issued from sale of shares:
Class A	1,882	2,170	102,016
Class B	166	157	9,238
Class C	515	148	15,257
Class Y	38	368	NA
Class R	NA	– *	NA
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	108	–	2,277
Class B	11	–	128
Class C	28	–	221
Class Y	5	–	NA
Class R	NA	–	NA
Shares redeemed:
Class A	(1,858)	(2,515)	(89,268)
Class B	(212)	(266)	(8,185)
Class C	(676)	(322)	(12,507)
Class Y	(88)	(327)	NA
Class R	NA	(– )*	NA

Increase (decrease) in outstanding capital shares	(81)	(587)	19,177

Value issued from sale of shares:
Class A	$18,871	$26,855	$102,016
Class B	1,666	1,831	9,238
Class C	5,162	1,750	15,257
Class Y	384	4,644	NA
Class R	NA	– *	NA
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	1,082	–	2,277
Class B	106	–	128
Class C	285	–	221
Class Y	53	–	NA
Class R	NA	–	NA
Value redeemed:
Class A	(18,672)	(30,759)	(89,268)
Class B	(2,127)	(3,096)	(8,185)
Class C	(6,786)	(3,800)	(12,507)
Class Y	(891)	(4,175)	NA
Class R	NA	(– )*	NA

Increase (decrease) in outstanding capital	$(867)	$(6,750)	$19,177

*Not shown due to rounding.

	Ivy Municipal Bond Fund	Ivy Science and Technology Fund	Ivy Small Cap Growth Fund

Shares issued from sale of shares:
Class A	317	3,149	2,131
Class B	38	192	176
Class C	254	684	1,059
Class Y	– *	1,454	2,966
Class R	NA	11	– *
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	23	12	1,179
Class B	2	2	197
Class C	33	9	3,122
Class Y	– *	5	1,376
Class R	NA	– *	– *
Shares redeemed:
Class A	(125)	(2,776)	(4,385)
Class B	(53)	(201)	(438)
Class C	(326)	(1,071)	(6,082)
Class Y	(– )*	(869)	(4,305)
Class R	NA	(– )*	(– )*

Increase (decrease) in outstanding capital shares	163	601	(3,004)

Value issued from sale of shares:
Class A	$3,521	$85,294	$29,123
Class B	421	4,854	2,233
Class C	2,813	17,647	13,539
Class Y	– *	40,920	44,280
Class R	NA	316	5
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	259	340	14,927
Class B	17	39	2,305
Class C	365	232	37,276
Class Y	2	139	19,192
Class R	NA	– *	15
Value redeemed:
Class A	(1,385)	(73,728)	(58,235)
Class B	(585)	(5,029)	(5,462)
Class C	(3,609)	(27,240)	(77,631)
Class Y	(22)	(24,032)	(63,433)
Class R	NA	(– )*	(3)

Increase (decrease) in outstanding capital	$1,797	$19,752	$(41,869)

*Not shown due to rounding.

Transactions in capital stock for the fiscal year ended March 31, 2006 are summarized below. Amounts are in thousands.

	Ivy Asset Strategy Fund	Ivy Capital Appreciation Fund	Ivy Core Equity Fund

Shares issued from sale of shares:
Class A	13,160	3,128	1,866
Class B	1,325	211	176
Class C	10,431	622	971
Class Y	1,736	74	16
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	71	–	–
Class B	11	–	–
Class C	62	–	–
Class Y	8	–	–
Shares redeemed:
Class A	(1,653)	(620)	(1,864)
Class B	(164)	(100)	(379)
Class C	(869)	(102)	(4,385)
Class Y	(455)	(– )*	(31)

Increase (decrease) in outstanding capital shares	23,663	3,213	(3,630)

Value issued from sale of shares:
Class A	$221,055	$26,782	$17,620
Class B	21,903	1,709	1,589
Class C	175,540	4,992	8,838
Class Y	28,627	665	163
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	1,193	–	–
Class B	175	–	–
Class C	1,028	–	–
Class Y	124	–	–
Value redeemed:
Class A	(26,736)	(5,463)	(17,767)
Class B	(2,565)	(826)	(3,394)
Class C	(13,871)	(852)	(39,941)
Class Y	(6,793)	(– )*	(306)

Increase (decrease) in outstanding capital	$399,680	$27,007	$(33,198)

*Not shown due to rounding.

	Ivy High Income Fund	Ivy Large Cap Growth Fund

Shares issued from sale of shares:
Class A	2,124	11,764
Class B	190	695
Class C	275	864
Class Y	76	1,264
Class R	NA	9
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	215	–
Class B	30	–
Class C	123	–
Class Y	75	–
Class R	NA	–
Shares redeemed:
Class A	(1,388)	(6,886)
Class B	(153)	(592)
Class C	(956)	(603)
Class Y	(111)	(797)
Class R	NA	(–)

Increase in outstanding capital shares	500	5,718

Value issued from sale of shares:
Class A	$18,220	$127,568
Class B	1,625	7,014
Class C	2,368	9,038
Class Y	653	14,081
Class R	NA	100
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	1,845	–
Class B	256	–
Class C	1,051	–
Class Y	641	–
Class R	NA	–
Value redeemed:
Class A	(11,889)	(75,256)
Class B	(1,307)	(5,994)
Class C	(8,214)	(6,189)
Class Y	(943)	(8,477)
Class R	NA	(–)

Increase in outstanding capital	$4,306	$61,885

	Ivy Limited- Term Bond Fund	Ivy Mid Cap Growth Fund	Ivy Money Market Fund

Shares issued from sale of shares:
Class A	1,418	3,329	57,083
Class B	145	234	3,740
Class C	332	228	5,174
Class Y	48	589	NA
Class R	NA	8	NA
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	96	–	1,206
Class B	10	–	30
Class C	30	–	64
Class Y	5	–	NA
Class R	NA	–	NA
Shares redeemed:
Class A	(1,986)	(1,800)	(53,513)
Class B	(282)	(342)	(2,995)
Class C	(709)	(270)	(7,017)
Class Y	(52)	(75)	NA
Class R	NA	(–)	NA

Increase (decrease) in outstanding capital shares	(945)	1,901	3,772

Value issued from sale of shares:
Class A	$14,356	$37,634	$57,083
Class B	1,473	2,455	3,740
Class C	3,360	2,512	5,174
Class Y	481	6,999	NA
Class R	NA	100	NA
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	973	–	1,206
Class B	105	–	30
Class C	302	–	64
Class Y	48	–	NA
Class R	NA	–	NA
Value redeemed:
Class A	(20,127)	(20,170)	(53,513)
Class B	(2,864)	(3,546)	(2,995)
Class C	(7,175)	(2,893)	(7,017)
Class Y	(521)	(870)	NA
Class R	NA	(–)	NA

Increase (decrease) in outstanding capital	$(9,589)	$22,221	$3,772

	Ivy Municipal Bond Fund		Ivy Science and Technology Fund	Ivy Small Cap Growth Fund

Shares issued from sale of shares:
Class A	282		4,544	5,481
Class B	91		254	281
Class C	103		953	1,372
Class Y	–	*	1,293	4,596
Class R	NA		4	7
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	19		–	271
Class B	2		–	45
Class C	38		–	802
Class Y	–	*	–	292
Class R	NA		–	–
Shares redeemed:
Class A	(224)		(1,052)	(2,090)
Class B	(64)		(157)	(222)
Class C	(341)		(851)	(5,053)
Class Y	(–	)*	(747)	(2,775)
Class R	NA		(–)	(–)

Increase (decrease) in outstanding capital shares	(94)		4,241	3,007

Value issued from sale of shares:
Class A	$3,162		$109,993	$75,744
Class B	1,027		5,830	3,617
Class C	1,157		22,619	18,014
Class Y	–	*	32,756	68,100
Class R	NA		100	100
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	211		–	3,779
Class B	18		–	596
Class C	429		–	10,707
Class Y	1		–	4,414
Class R	NA		–	–
Value redeemed:
Class A	(2,501)		(26,142)	(28,891)
Class B	(719)		(3,568)	(2,885)
Class C	(3,823)		(19,768)	(66,061)
Class Y	(–	)*	(17,939)	(41,237)
Class R	NA		(–)	(–)

Increase (decrease) in outstanding capital	$(1,038)		$103,881	$45,997

*Not shown due to rounding.

NOTE 6 - Options

Options purchased by a Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When a Fund writes (sells) an option, an amount equal to the premium received by a Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss. For each Fund, when a written put is exercised, the cost basis of the securities purchased by a Fund is reduced by the amount of the premium received.

For Ivy Asset Strategy Fund, transactions in written call options were as follows:

	Number of Contracts	Premiums Received

Outstanding at March 31, 2006	–	$–
Options written	4,100	542,933
Options terminated in closing purchase transactions	(3,888)	(384,463)
Options exercised	(–)	(–)
Options expired	(–)	(–)

Outstanding at March 31, 2007	212	$158,470

For Ivy Mid Cap Growth Fund, transactions in written call options were as follows:

	Number of Contracts	Premiums Received

Outstanding at March 31, 2006	801	$73,123
Options written	5,578	543,600
Options terminated in closing purchase transactions	(4,751)	(453,397)
Options exercised	(–)	(–)
Options expired	(1,620)	(157,346)

Outstanding at March 31, 2007	8	$5,980

For Ivy Science and Technology Fund, transactions in written call options were as follows:

	Number of Contracts	Premiums Received

Outstanding at March 31, 2006	–	$–
Options written	546	128,459
Options terminated in closing purchase transactions	(90)	(50,310)
Options exercised	(–)	(–)
Options expired	(456)	(78,149)

Outstanding at March 31, 2007	–	$–

NOTE 7 - Swaps

Each Fund may invest in swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Each Fund may enter into credit default, total return, variance and other swap agreements to: 1) preserve a return or a spread on a particular investment or portion of its portfolio; 2) to protect against any increase in the price of securities the Fund anticipates purchasing at a later date; or 3) to attempt to enhance yield.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Each Fund may enter into credit default swaps in which either it or its counterparty act as the guarantor.

Total return swaps involve a commitment to pay periodic interest payments in exchange for a market-linked return based on a security or a basket of securities representing a variety of securities or a particular index. To the extent the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Variance swaps involve a contract in which two parties agree to exchange cash flows based on the measured variance of a specified underlying security or index during a certain time period. On the trade date, the two parties agree on the strike price of the contract (the reference level against which cash flows are exchanged), as well as the number of units in the transaction and the length of the contract. Like an option contract, the value of a variance swap is influenced by both realized and implied volatility, as well as the passage of time. Each Fund may enter into variance swaps to manage volatility risk.

The creditworthiness of firms with which a Fund enters into a swap agreement is monitored by IICO. If a firm's creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a default occurs by the counterparty to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction.

Swaps are marked-to-market daily based on valuations provided by a pricing vendor of a broker-dealer. Changes in value are recorded as unrealized appreciation (depreciation) in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian or counterparty. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments, as well as any periodic payments, are recorded as realized gain or loss in the Statement of Operations. Gains or losses may be realized upon termination of the swap agreement.

Entering into swap agreements involves certain risks. Among these are possible failure of the counterparty to fulfill its obligations, possible lack of liquidity, and unfavorable changes in interest rates or underlying investments.

NOTE 8 - Futures

The Corporation may engage in buying and selling futures contracts. Upon entering into a futures contract, the Corporation is required to deposit, in a segregated account, an amount of cash or United States Treasury Bills equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments (variation margins) are made or received by the Corporation each day, dependent on the daily fluctuations in the value of the underlying debt security or index. These changes in the variation margins are recorded by the Corporation as unrealized gains or losses. Upon the closing of the contracts, the cumulative net change in the variation margin is recorded as realized gain or loss. The Corporation uses futures to attempt to reduce the overall risk of its investments.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Ivy Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Asset Strategy Fund, Capital Appreciation Fund, Core Equity Fund, Energy Fund, High Income Fund, Large Cap Growth Fund, Limited-Term Bond Fund, Mid Cap Growth Fund, Money Market Fund, Municipal Bond Fund, Science and Technology Fund and Small Cap Growth Fund (collectively the "Funds") comprising Ivy Funds, Inc. as of March 31, 2007, and the related statements of operations for the periods then ended, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds of Ivy Funds, Inc. as of March 31, 2007, the results of their operations for the periods then ended, the changes in their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 17, 2007

Income Tax Information

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you in the Funds shown on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

		PER-SHARE AMOUNTS REPORTABLE AS
		For Individuals				For Corporations
Record Date	Total	Qualifying	Non- Qualifying	Long- Term Capital Gain	Return of Capital	Qualifying	Non- Qualifying	Long- Term Capital Gain	Return of Capital

Ivy Asset Strategy Fund Class A
6-14-06	$0.01000	$0.00400	$0.00600	$–	$–	$0.00150	$0.00850	$–	$–
9-13-06	0.01000	0.00400	0.00600	–	–	0.00150	0.00850	–	–
12-13-06	0.15310	0.01650	0.02470	0.11190	–	0.00600	0.03520	0.11190	–

Total	$0.17310	$0.02450	$0.03670	$0.11190	$–	$0.00900	$0.05220	$0.11190	$–

Class B
6-14-06	$–	$–	$–	$–	$–	$–	$–	$–	$–
9-13-06	–	–	–	–	–	–	–	–	–
12-13-06	0.15310	0.01650	0.02470	0.11190	–	0.00600	0.03520	0.11190	–

Total	$0.15310	$0.01650	$0.02470	$0.11190	$–	$0.00600	$0.03520	$0.11190	$–

Class C
6-14-06	$–	$–	$–	$–	$–	$–	$–	$–	$–
9-13-06	–	–	–	–	–	–	–	–	–
12-13-06	0.15310	0.01650	0.02470	0.11190	–	0.00600	0.03520	0.11190	–

Total	$0.15310	$0.01650	$0.02470	$0.11190	$–	$0.00600	$0.03520	$0.11190	$–

Class Y
6-14-06	$0.01100	$0.00440	$0.00660	$–	$–	$0.00160	$0.00940	$–	$–
9-13-06	0.01100	0.00440	0.00660	–	–	0.00160	0.00940	–	–
12-13-06	0.15310	0.01650	0.02470	0.11190	–	0.00600	0.03520	0.11190	–

Total	$0.17510	$0.02530	$0.03790	$0.11190	$–	$0.00920	$0.05400	$0.11190	$–

Ivy Core Equity Fund
Class A
12-13-06	$1.09140	$–	$–	$1.09140	$–	$–	$–	$1.09140	$–

Class B
12-13-06	$1.09140	$–	$–	$1.09140	$–	$–	$–	$1.09140	$–

Class C
12-13-06	$1.09140	$–	$–	$1.09140	$–	$–	$–	$1.09140	$–

Class Y
12-13-06	$1.09140	$–	$–	$1.09140	$–	$–	$–	$1.09140	$–

Ivy Science and Technology Fund
Class A
12-13-06	$0.06140	$–	$–	$0.06140	$–	$–	$–	$0.06140	$–

Class B
12-13-06	$0.06140	$–	$–	$0.06140	$–	$–	$–	$0.06140	$–

Class C
12-13-06	$0.06140	$–	$–	$0.06140	$–	$–	$–	$0.06140	$–

Class Y
12-13-06	$0.06140	$–	$–	$0.06140	$–	$–	$–	$0.06140	$–

Class R
12-13-06	$0.06140	$–	$–	$0.06140	$–	$–	$–	$0.06140	$–

Ivy Small Cap Growth Fund
Class A
12-13-06	$1.95380	$–	$–	$1.95380	$–	$–	$–	$1.95380	$–

Class B
12-13-06	$1.95380	$–	$–	$1.95380	$–	$–	$–	$1.95380	$–

Class C
12-13-06	$1.95380	$–	$–	$1.95380	$–	$–	$–	$1.95380	$–

Class Y
12-13-06	$1.95380	$–	$–	$1.95380	$–	$–	$–	$1.95380	$–

Class R
12-13-06	$1.95380	$–	$–	$1.95380	$–	$–	$–	$1.95380	$–

Dividends are declared and recorded by each of the following Funds on each day the New York Stock Exchange is open for business. Dividends are paid monthly usually on the 27th of the month or on the preceding business day if the 27th is a weekend or holiday.

Exempt Interest Dividends - The exempt interest portion of dividends paid represents the distribution of state and municipal bond interest and is exempt from Federal income taxation.

The following table shows the taxability of dividends and long-term capital gains paid during the fiscal year ended March 31, 2007:

		PER-SHARE AMOUNTS REPORTABLE AS:
		For Individuals			For Corporations
Record Date	Total	Qualifying	Non- Qualifying	Long- Term Capital Gain	Qualifying	Non- Qualifying	Long- Term Capital Gain

Ivy High Income Fund Class A, Class B, Class C and Class Y
April 2006 through December 2006	100.0000%	0.23200%	99.76800%	-%	0.23200%	99.76800%	-%
January 2007 through March 2007	100.0000%	-%	100.0000%	-%	0.06690%	99.93310%	-%
Ivy Limited-Term Bond Fund Class A, Class B, Class C and Class Y
April 2006 through December 2006	100.0000%	-%	100.0000%	-%	-%	100.0000%	-%
January 2007 through March 2007	100.0000%	-%	100.0000%	-%	-%	100.0000%	-%
Ivy Money Market Fund Class A, Class B and Class C
April 2006 through March 2007	100.0000%	-%	100.0000%	-%	-%	100.0000%	-%

		For Individuals				For Corporations
Record Date	Total	Qualifying	Non- Qualifying	Long- Term Capital Gain	Exempt Interest	Non- Qualifying	Long- Term Capital Gain	Exempt Interest

Ivy Municipal Bond Fund Class A, Class B, Class C and Class Y
April 2006 through December 2006	100.0000%	-%	2.83374%	-%	97.16626%	2.83374%	-%	97.16626%
January 2007 through March 2007	100.0000%	-%	3.45253%	-%	96.54747%	3.45253%	-%	96.54747%

CORPORATION DEDUCTIONS - Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Income from Municipal Bond Fund may be subject to the alternative minimum tax. Shareholders are advised to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

The Board of Directors of Ivy Funds, Inc.

The Waddell & Reed Fund Complex (Fund Complex) is comprised of the Ivy Family of Funds and the Advisors Fund Complex. The Ivy Family of Funds is comprised of the funds in Ivy Funds, Inc. (12 portfolios) and Ivy Funds (16 portfolios). The Advisors Fund Complex is comprised of each of the funds in the Waddell & Reed Advisors Funds (22 portfolios), Waddell & Reed InvestEd Portfolios, Inc. (three portfolios) and W&R Target Funds, Inc. (21 portfolios).

Each of the individuals listed below serves as a director or trustee for each of the funds within the Ivy Family of Funds. Eleanor B. Schwartz, Joseph Harroz, Jr. and Henry J. Herrmann also serve as directors of each of the funds in the Advisors Fund Complex. Each Director serves an indefinite term, until he or she dies, resigns, is removed or becomes disqualified.

A Director is considered by Ivy Funds, Inc. and its counsel to be an "interested person" of the Funds or of their investment manager by virtue of his or her employment by Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries. The other Directors (more than a majority of the total number) are independent; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including Ivy Funds Distributor, Inc. (IFDI), Ivy Investment Management Company (IICO) (formerly, Waddell & Reed Ivy Investment Company), and Waddell & Reed Services Company (WRSCO).

Additional Information about Directors

The Statement of Additional Information (SAI) for Ivy Funds, Inc. includes additional information about the Corporation's Directors. The SAI is available without charge, upon request, by calling 1.800.777.6472. It is also available on the Ivy Funds website, www.ivyfunds.com.

Independent Directors
Name, address, age	Position held with Fund and length of service	Principal occupation during the past five years	Other directorships
Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 Age: 67	Director since 2003
President of Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present); President of Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present); President of Boettcher Aerial, Inc. (Aerial Ag Applicator) (1983 to present)
Director of Guaranty State Bank & Trust Co.; Director of Guaranty, Inc.; Trustee, Kansas Public Employees Retirement System
James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 Age: 57	Director since 2003	Secretary of Streetman Homes, LLP (homebuilding company) (2001 to present); Chief Executive Officer (CEO) of PacPizza LLC (Pizza Hut franchise) (2000 to 2004)	Director of Collins Financial Services, a debt recovery company
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 40	Independent Chair since 2006 Director since 1998
Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present)
Director of Valliance Bank NA; Director of Advisors Fund Complex (46 portfolios overseen); Director, Melbourne Family Support Organization; Director, Norman Economic Development Coalition
Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 55	Director since 2003	Of Counsel, Lee & Smith, PC (law firm) (1996 to present); Member/Manager, Castle Valley Ranches, LLC (ranching) (1995 to present)	None
Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 Age: 70	Director since 1995	Professor Emeritus, University of Missouri at Kansas City (2003 to present); Professor of Business Administration, University of Missouri at Kansas City (1980 to 2003)	Director of Advisors Fund Complex (46 portfolios overseen)
Michael G. Smith 920 York Road Suite 350 Hinsdale IL 60521 Age: 63	Director since 2003	Retired	Director of Executive Board, Cox Business School, Southern Methodist University; Director of Northwestern Mutual Life Series Funds & Mason Street Advisors Funds (18 portfolios overseen)
Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 Age: 64	Director since 2003	Retired; CEO and Director of Asgard Holding, LLC (computer network and security services) (2002 to 2004); CEO and Director of JBE Technology Group, Inc. (telecommunications services) (2001 to 2003)	Director of Hansberger International Funds (5 portfolios overseen)

Interested Director
Name, address, age	Position held with Fund and length of service	Principal occupation during the past five years	Other directorships
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 Age: 64	Director since 1998 President since 2001
CEO of WDR (2005 to present); President, CEO and Chairman of IICO (2002 to present); President, CEO and Chairman of Waddell & Reed Investment Management Company (WRIMCO) (1993 to present); President and Chief Investment Officer (CIO) of WDR (1998 to 2005); Chief Investment Officer of WRIMCO (1991 to 2005) and IICO (2002 to 2005); President of each of the funds in the Fund Complex (2001 to present)

Director of WDR, IICO, WRSCO, Waddell & Reed, Inc. and WRIMCO; Director of each of the funds in the Advisors Fund Complex (46 portfolios overseen); Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; Director, Ivy Services Inc. (ISI), an affiliate of IICO

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the principal officers of Ivy Funds, Inc. are:

Name, address, age	Position held with Fund and length of service	Principal occupation during the past five years	Directorships held
Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 Age: 38	Vice President since 2006 Treasurer since 2006 Principal Accounting Officer since 2006
Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006); Senior Manager, Deloitte & Touche LLP (2001 to 2003)
None
Mara D. Herrington 6300 Lamar Avenue Overland Park, KS 66202 Age: 43	Vice President since 2006 Secretary since 2006
Vice President and Secretary of each of the funds in the Fund Complex (2006 to present); Vice President of WRIMCO and IICO (2006 to present); Vice President and Associate General Counsel, Deutsche Investment Management Americas, Inc. (1994 to 2005)
None
Kristen A. Richards 6300 Lamar Avenue Overland Park, KS 66202 Age: 39	Vice President since 2000 Assistant Secretary since 2006 Associate General Counsel since 2000
Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (since 2006); Secretary of each of the funds in the Fund Complex (2000 to 2006)
None
Daniel C. Schulte 6300 Lamar Avenue Overland Park, KS 66202 Age: 41	Vice President since 2000 General Counsel since 2000 Assistant Secretary since 2000
Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WRSCO (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex (2000 to present)
None
Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 Age: 39	Chief Compliance Officer since 2004	Chief Compliance Officer for each of the Funds in the Fund Complex (2004 to present); Senior Attorney and Compliance Officer for each of the Funds in the Fund Complex (2000 to 2004)	None
Theodore W. Howard 6300 Lamar Avenue Overland Park, KS 66202 Age: 64	Vice President since 1987 Principal Financial Officer since 2002
Senior Vice President of WRSCO (2001 to present); Vice President of each of the Funds in the Fund Complex (1987 to present); Principal Financial Officer of each of the Funds in the Fund Complex (2002 to present); Treasurer and Principal Accounting Officer of each of the Funds in the Fund Complex (1976 to 2006)
None

Annual Privacy Notice

The following privacy notice is issued by Ivy Funds, Inc. (the Funds), Ivy Investment Management Company (IICO) and Ivy Funds Distributor, Inc. (IFDI).

Information Collected

We collect nonpublic personal information about you from your account application and other forms that you may deliver to us, and from your transactions with us and our affiliates. This is information that regulators consider necessary for the proper servicing of your account. In order to effect your transactions and service your account properly, we may disclose all of the information that we collect, as described above, to firms that assist us in servicing your account, such as our transfer agent.

Confidentiality of Information Collected

All records containing your nonpublic personal information are kept at our various service providers. These entities include IICO, IFDI and our transfer agent and administrative services provider. We require these affiliates, and any non-affiliated service providers, to protect the confidentiality of your information and to use the information only for the purposes for which disclosure to them is made. The Funds, IICO, IFDI and other service providers restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you and maintain physical, electronic, and procedural safeguards that comply with federal standards to maintain the security of your nonpublic personal information.

Disclosure of Information in Limited Circumstances

We do not disclose nonpublic personal information about present or former customers to non-affiliated third parties, except as permitted or required by law. In connection with servicing your account, your nonpublic personal information may be shared among the entities named in this notice, their affiliates, and non-affiliates, including a transfer agent or other service companies. We will adhere to the policies and practices above for both current and former customers.

Proxy Voting Information
Proxy Voting Guidelines

A description of the policies and procedures Ivy Funds, Inc. uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.800.777.6472 and (ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Corporation voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through the Ivy Funds' website at www.ivyfunds.com and on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule Information

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year is filed with the Securities and Exchange Commission (SEC) on the Corporation's Form N-Q, 60 days after the end of the quarter. This form may be obtained in the following ways:

  On the SEC's website at www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On the Ivy Funds' website at www.ivyfunds.com.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of a Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To All Traditional IRA Planholders:

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. A Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed financial advisor or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

Shareholder Meeting Results:

On May 1, 2006, a special shareholder meeting (the Meeting) for Ivy Capital Appreciation Fund, a series of Ivy Funds, Inc., was held at the offices of Waddell & Reed Financial, Inc., 6300 Lamar Avenue, Overland Park, Kansas, 66202. The meeting was held for the following purposes (and with the following results):

Proposal 1(a): To change the investment objective of Ivy Capital Appreciation Fund to be as follows:

The objective of the Fund is to provide long-term capital appreciation.

For	Against	Abstain
2,179,336.319	43,765.726	138,608.811

Proposal 1(b): To change the nature of the investment objective of Ivy Capital Appreciation Fund to be a non-fundamental, or operating, policy of the Fund.

For	Against	Abstain
2,113,965.924	87,874.665	159,870.267

Proposal 2: To delete the fundamental policy of Ivy Capital Appreciation Fund regarding investment in other investment companies, and replace it with the following policy:

The Fund may purchase shares of another investment company subject to the restrictions and limitations of the 1940 Act.

For	Against	Abstain
2,135,927.486	63,427.945	162,355.425

THE IVY FUNDS FAMILY
Global/International Funds
Cundill Global Value Fund
European Opportunities Fund
International Balanced Fund
International Core Equity Fund
International Growth Fund
Pacific Opportunities Fund

Domestic Equity Funds
Capital Appreciation Fund
Core Equity Fund
Dividend Income Fund
Large Cap Growth Fund
Mid Cap Growth Fund
Small Cap Growth Fund
Small Cap Value Fund
Value Fund

Fixed Income Funds
Bond Fund
High Income Fund
Limited-Term Bond Fund
Mortgage Securities Fund
Municipal Bond Fund

Money Market Fund
Money Market Fund

Specialty Funds
Asset Strategy Fund
Balanced Fund
Energy Fund
Global Natural Resources Fund
Real Estate Securities Fund
Science and Technology Fund

1.800.777.6472
Visit us online at www.ivyfunds.com

The Ivy Funds are managed by Ivy Investment Management Company and distributed by its subsidiary, Ivy Funds Distributor, Inc.

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Ivy Funds, call your financial advisor or visit us online at www.ivyfunds.com. Please read the prospectus carefully before investing.

WRR3000A (3-07)

ITEM 2. CODE OF ETHICS

(a)
As of March 31, 2007, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Office and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)
There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)
During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that each of Jarold W. Boettcher, Glendon E. Johnson, Jr. and Edward M. Tighe is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Each of Mr. Boettcher, Mr. Johnson and Mr. Tighe is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

	2006	$220,300
	2007	233,000

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

	2006	$1,480
	2007	1,420

	These fees are related to the review of Form N-1A.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

	2006	$30,460
	2007	32,650

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

	2006	$2,810
	2007	3,030

	These fees are related to the review of internal control.

(e)(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)(2)
None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)
$34,750 and $37,100 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $171,850 and $119,600 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1 Shareholder Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	The Code described in Item 2 of this Form N-CSR.

	Attached hereto as Exhibit 99.CODE.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

	Attached hereto as Exhibit 99.CERT.

(b)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

	Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ivy Funds, Inc.
(Registrant)

By /s/Kristen A. Richards
Kristen A. Richards, Vice President and Assistant Secretary

Date: June 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Henry J. Herrmann
Henry J. Herrmann, President and Principal Executive Officer

Date: June 8, 2007

By /s/Theodore W. Howard
Theodore W. Howard, Vice President and Principal Financial Officer

Date: June 8, 2007